UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7118
                                                     ---------------------

              Nuveen New Jersey Premium Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: June 30
                                           ------------------

                  Date of reporting period: June 30, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT June 30, 2006

                        Nuveen Investments
                        Municipal Exchange-Traded
                        Closed-End Funds

   NUVEEN NEW JERSEY
  INVESTMENT QUALITY
MUNICIPAL FUND, INC.
                 NQJ

   NUVEEN NEW JERSEY
      PREMIUM INCOME
MUNICIPAL FUND, INC.
                 NNJ

   NUVEEN NEW JERSEY
  DIVIDEND ADVANTAGE
      MUNICIPAL FUND
                 NXJ

   NUVEEN NEW JERSEY
  DIVIDEND ADVANTAGE
    MUNICIPAL FUND 2
                 NUJ

 NUVEEN PENNSYLVANIA
  INVESTMENT QUALITY
      MUNICIPAL FUND
                 NQP

 NUVEEN PENNSYLVANIA
      PREMIUM INCOME
    MUNICIPAL FUND 2
                 NPY

 NUVEEN PENNSYLVANIA
  DIVIDEND ADVANTAGE
      MUNICIPAL FUND
                 NXM

 NUVEEN PENNSYLVANIA
  DIVIDEND ADVANTAGE
    MUNICIPAL FUND 2
                 NVY


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DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)


Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS


Once again, I am pleased to report that over the twelve month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

Municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal


"PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING."


bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. I encourage you to contact your personal financial advisor who can help explain this important investment strategy.

Nuveen Investments is pleased to offer you choices when it comes to receiving your fund reports. In addition to mailed print copies, you can also sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

August 11, 2006

Nuveen New Jersey and Pennsylvania Municipal Exchange-Traded Closed-End Funds (NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM, NVY)

Portfolio Manager's
        COMMENTS


Portfolio manager Paul Brennan reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of these Nuveen New Jersey and Pennsylvania Funds. Paul, who has 15 years of investment experience, has managed these eight Funds since 2003.



WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED JUNE 30, 2006?

During this reporting period, we saw an increase in interest rates across the yield curve, although rates at the longer end of the curve generally remained more stable than short-term rates during much of the period. Between July 1, 2005 and June 30, 2006, the Federal Reserve announced eight increases of 0.25% each in the fed funds rate, raising this short-term target by 200 basis points from 3.25% to 5.25%. In all, the Fed has implemented 17 consecutive quarter-point hikes in the fed funds rate since June 2004, bringing the target rate to its highest level since March 2001. By comparison, the yield on the benchmark 10-year U.S. Treasury note ended June 2006 at 5.14%, up from 3.94% 12 months earlier, while the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, was 5.31% at the end of June 2006, an increase of 54 basis points from the beginning of July 2005. As interest rates increased, bond valuations generally declined, and the yield curve flattened as shorter-term rates approached the levels of longer-term rates.

Even with rising interest rates, record energy prices, and a housing market that signaled it could finally be softening, the economy generally remained resilient, with a strong overall growth pattern. After expanding at a rate of 4.2% in the third quarter of 2005, the U.S. gross domestic product (GDP) slowed to 1.8% in the fourth quarter of 2005, then rebounded sharply to 5.6% in the first quarter of 2006 (all GDP numbers are annualized). In the second quarter of 2006, the GDP moderated to 2.5%, with the deceleration reflecting downturns in consumer and federal government spending as well as the first decrease in business equipment investment in three years. The overall jobs picture remained positive, with national unemployment at 4.6% in June 2006, down from 5.0% in June 2005. However, the markets continued to keep a close eye on inflation trends, with the year-over-year increase in the Consumer Price Index registering 4.3% as of June 2006. During the first six months of 2006, the increase in inflation was driven mainly by higher energy and transportation costs, rising at a rate of 4.7% annualized, compared with 3.4% for all of 2005.

Over the 12 months ended June 2006, municipal bond supply nationwide remained strong, as $403.6 billion in new securities came to market, up 6% from the previous 12 months. However, following record levels of issuance in calendar year 2005, we saw a drop-off in new supply during the first six months of 2006, when municipal issuance totaled $179.3 billion, off 15% from the same period in 2005. A major factor in 2006's decline in supply was the sharp reduction in pre-refunding volume, which dropped 52% from last year's levels as rising interest rates made advance refundings less economically attractive. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, property and casualty insurance companies, and hedge funds all participating in the market.


HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN NEW JERSEY AND PENNSYLVANIA DURING THIS PERIOD?

New Jersey's diverse economy is closely tied to that of New York City, and the state has benefited from an influx of jobs from the city across the Hudson River. The state is also home to the Port of Elizabeth-Newark, the East Coast's largest seaport, which handles about one third of the country's ocean-going trade. Despite these positives, New Jersey's economic growth ranked 36th among the 50 states in 2005, diverging further from national trends in recent months. Weakness in the state's pharmaceutical and telecommunications industries as well as high business costs and slow population growth have led to rising unemployment in the state. In June 2006, New Jersey's jobless rate was 4.9%, above the national average of 4.6% for the same period and up from 4.3% in June 2005. For fiscal 2006, the state's $28 billion budget included reductions in the property tax rebate program, cuts in spending by state-level departments, and increases in funding for schools and indigent care. A plan to refinance New Jersey's tobacco debt was postponed by a legal challenge charging that this represented borrowing for operations, a practice prohibited by a 2004 court decision. In March 2006, the $31 billion fiscal 2007 budget proposed closing a projected $4.5 billion shortfall in part by raising the state sales tax from 6% to 7%. This proposal was opposed by the state assembly, and as of June 30, 2006, New Jersey appeared unlikely to adopt the 2007 budget by the legally mandated July 1 deadline. (On July 8, 2006, a $30 billion compromise spending plan ended the state budget impasse after a week long shutdown of nonessential government services in the state.) In July 2005, Standard & Poor's raised its rating on New Jersey general obligation debt to AA from AA-. Moody's continued to maintain its rating of Aa3, and both agencies listed their outlooks as stable. For the 12 months ended June 30, 2006, issuance in New Jersey totaled $13.3 billion, a decrease of 21% from the previous 12 months. During the first half of 2006, issuance fell off even more sharply to $5.5 billion, down 41% from the first half of 2005. Some of this decline was due to the fact that the issuance numbers for the first half of 2005 were inflated by several large deals at the state level, which skews comparisons to a certain degree.

Due to the commonwealth's active promotion of new growth industries, the Pennsylvania economy has diversified into new areas, with health and education now comprising the largest sector in terms of employment. Over the next few years, Pennsylvania anticipates issuing an additional $2 billion of debt earmarked for economic development, and the governor has proposed creating a medical and biotechnology trust fund by securitizing 10% of Pennsylvania's revenues under the 1998 master tobacco settlement agreement. However, Pennsylvania continued to be more reliant on manufacturing than the nation as a whole. As that sector remained in decline, Pennsylvania's manufacturing job losses since the end of 2004 mounted to 15,000, behind only Michigan and New York. As of June 2006, unemployment in Pennsylvania was 4.7%, down from 5.0% in June 2005. For fiscal 2006, the $24 billion state budget, adopted in July 2005, was balanced and contained no major tax hikes. As of June 2006, Moody's and S&P maintained their ratings on Pennsylvania general obligation debt at Aa2/AA. During the 12 months ended June 30, 2006, issuance in the commonwealth totaled $17.5 billion, an increase of 9% over that of the previous 12-month period. For January-June 2006, however, Pennsylvania saw issuance drop 17% compared with the first six months of 2005, with $7.8 billion in new municipal paper. According to Moody's, Pennsylvania's debt levels remained moderate, with both debt per capita and debt per capita as a percentage of personal income near national medians.


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

As interest rates rose and the yield curve flattened during this 12-month period, we continued to emphasize careful duration1 management, part of which included efforts to more closely align the duration and yield curve positioning of these Funds. Strategically, our purchase activity focused on attractively priced bonds maturing in 10 to 20 years. As the curve continued to flatten and the incremental yield on bonds with longer maturi-



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

ties decreased, we believed that bonds in the 10-year to 20-year range of the curve generally offered reward opportunities more commensurate with their risk levels. However, at various times during this 12-month period, we found that bonds available in longer parts of the yield curve offered more favorable characteristics, and we actively pursued these opportunities.

To help us maintain the Funds' durations within our preferred strategic range, we were also selectively selling holdings with shorter durations, such as bonds priced to short call dates, bonds that were currently callable, and short-dated pre-refunded bonds. Selling these shorter duration bonds and reinvesting further out in the 10-year to 20-year part of the yield curve also helped to improve the Funds' overall call protection profile.

With yields rising during this period, we also found opportunities to sell a few of our holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their income potential.

In looking for potential purchase candidates, we kept an opportunistic eye toward all types of issuance that we believed could add value to the Funds' portfolios. Overall, portfolio activity was relatively light. As previously mentioned, while Pennsylvania issuance was up for the period as a whole, both states saw declines in municipal supply during the first six months of 2006, with New Jersey experiencing the sharper drop-off. In general, however, these declines did not affect implementation of the strategies we had planned for these Funds. Since both New Jersey and Pennsylvania are high-quality states, much of the new supply was highly rated and/or insured, and the majority of our new purchases were higher-rated credits (AAA and AA), primarily those issued by essential services sectors.

During this period, we also took advantage of opportunities to strategically increase the Pennsylvania Funds' exposure to AA rated housing bonds issued by the commonwealth, which benefited these Funds' performance for the period. Even though the housing sector performed well over the past 12 months, we think this sector continues to have performance potential. Long-term, we believe that housing bonds make excellent holdings because of the income they provide and their defensive performance characteristics in a rising rate environment.

We also continued to emphasize maintaining the Funds' weightings of bonds rated BBB or lower and nonrated bonds. However, tighter supply in New Jersey, especially during the first half of 2006, meant fewer interesting lower-rated credit opportunities in that market. Overall, the New Jersey and Pennsylvania Funds continued to have good exposure to this asset class.


HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen New Jersey and Pennsylvania Funds, as well as relevant index and peer group information, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 6/30/06

                           1-YEAR          5-YEAR             10-YEAR
--------------------------------------------------------------------------------
NEW JERSEY FUNDS
--------------------------------------------------------------------------------
NQJ                        -0.31%           6.27%             6.35%
--------------------------------------------------------------------------------
NNJ                        -1.04%           5.97%             6.71%
--------------------------------------------------------------------------------
NXJ                        -0.05%           6.68%             NA
--------------------------------------------------------------------------------
NUJ                         0.25%           NA                NA
--------------------------------------------------------------------------------

Lipper New Jersey
Municipal Debt Funds
Average2                    0.82%           6.48%             6.44%
--------------------------------------------------------------------------------
PENNSYLVANIA FUNDS
--------------------------------------------------------------------------------
NQP                        -1.34%           6.41%             5.81%
--------------------------------------------------------------------------------
NPY                        -0.80%           6.44%             6.72%
--------------------------------------------------------------------------------
NXM                        -0.01%           7.78%             NA
--------------------------------------------------------------------------------
NVY                        -0.46%           NA                NA
--------------------------------------------------------------------------------

Lipper Pennsylvania
Municipal Debt Funds
Average2                    0.32%           6.85%             6.48%
--------------------------------------------------------------------------------

Lehman Brothers Municipal
Bond Index3                 0.88%           5.05%             5.79%
--------------------------------------------------------------------------------

*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


2 The Lipper New Jersey Municipal Debt Funds category average is calculated using the returns of all exchange-traded closed-end funds in this category for each period as follows: 1 year, 13; 5 years, 9; and 10 years, 6. The Lipper Pennsylvania Municipal Debt Funds category average is calculated using the returns of all exchange-traded closed-end funds for each period as follows: 1 year, 9; 5 years, 7; and 10 years, 4. Fund and Lipper returns assume reinvestment of dividends.

3 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

For the 12 months ended June 30, 2006, the total returns on net asset value
(NAV) for the New Jersey and Pennsylvania Funds underperformed the return on the Lehman Brothers Municipal Bond Index. The four New Jersey Funds trailed the average return for their Lipper New Jersey peer group, and the performance of the four Pennsylvania Funds lagged the Lipper Pennsylvania average.

The major factor impacting the annual performance of these Funds, especially in relation to that of the unleveraged Lehman Brothers Municipal Bond Index, was the use of financial leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders when interest rates fall or remain consistently low, this benefit is reduced when interest rates rise. With the increases in interest rates during this period, the decline in value of the bonds in the underlying portfolios of these Funds was exacerbated by the effects of leveraging. In addition, the benefits of leveraging are tied in part to the short-term rates leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, impacting the Funds' income streams and total returns. However, we remain convinced that, over the long term, the use of financial leverage should work to the benefit of the Funds. This is demonstrated by the five-year and ten-year return performance--both absolute and relative to that of the Lehman index--of the older Funds in this report.

Other influences on the Funds' total returns for this period included market factors such as rising interest rates and credit spread tightening as well as fund-specific factors such as yield curve and duration positioning, allocations to lower-rated credits, sector weightings, and pre-refunding activity. In general, the differences in yield curve and duration positioning and varying exposures to lower-rated credits among these Funds were the major factors behind differences in performance for this 12-month period.

As the yield curve continued to flatten over the course of this period, bonds in the Lehman Brothers municipal index with maturities between 6 and 12 years generally were the most adversely impacted by changes in the curve, underperforming both very short bonds (those with maturities between 1 and 2 years) and longer bonds (those with maturities of at least 22 years) by approximately 170 basis points. Overall, the New Jersey Funds were slightly better positioned across the yield curve during this period than the Pennsylvania Funds, which had less exposure to the shortest part of the curve that performed well.

With bonds rated BBB or lower and nonrated bonds generally outperforming other credit quality sectors during this period, all of these Funds benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds, which drove up their value and tightened credit spreads. As Dividend Advantage Funds, NXJ, NUJ, NXM, and NVY can invest a portion of their assets in subinvestment-grade bonds (those rated BB and lower), which was particularly beneficial to performance during this period. As of June 30, 2006, the New Jersey Funds had weightings of BBB, subinvestment grade, and nonrated bonds ranging from 12% in NNJ, 14% in NXJ, and 15% in NQJ to 21% in NUJ, while the Pennsylvania Funds' allocations totaled 6% in NQP, 11% in NPY, 15% in NXM, and 17% in NVY. NUJ's overall heavier weighting to lower credit quality securities helped its performance, while NQP, which cannot invest in subinvestment-grade bonds, had the smallest exposure to lower credit categories among these Funds, detracting from its 12-month performance.

Among the lower-rated holdings making contributions to the Funds' total returns for this period were industrial development and resource recovery bonds, health care (including hospitals), and tobacco, all of which ranked among the top performing revenue sectors in the Lehman Brothers municipal index. In Pennsylvania, lower-rated bonds issued for higher education also performed well during this period, and the Funds benefited from their heavier weightings in this area of the market.

Housing bonds were also among some of the best performing credits in the Funds' portfolios, as rising interest rates lessened the incidence and impact of prepayments and bond calls. Both multifamily and single-family housing bonds were positive contributors across all of these Funds.

During this period, we continued to see a few advance refundings4, which benefited the Funds through price appreciation and enhanced credit quality. While advance refundings generally contributed to performance for this 12-month period, the rising interest rate environment meant that the Funds' holdings of previously pre-refunded bonds, especially those with five years or more to maturity, tended to underperform the general municipal market. Other categories that lagged the overall market included general obligation credits and zero coupon bonds.


HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF JUNE 30, 2006?

We continued to believe that maintaining strong credit quality was an important requirement. As of June 30, 2006, all of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 66% in NUJ to 74% in NXM, 78% in NXJ, and 79% in NVY to 81% in NQJ, 84% in NNJ and NPY, and 89% in NQP.

As of June 30, 2006, potential call exposure for the period from July 2006 through the end of 2007 ranged from zero in NVY, 1% in NQP, 3% in NXM, and 6% in NUJ to 10% in NQJ, NXJ, and NNJ and 11% in NPY. The number of actual bond calls in all of these Funds depends largely on future market interest rates.


4 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

                        Dividend and Share Price
                              INFORMATION



As previously noted, all of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. During periods of rising short-term interest rates, as was the case during this reporting period, the Funds' borrowing costs also rise, reducing the extent of the benefits of leveraging. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds generally offering lower yields, especially in the older Funds. These factors resulted in one monthly dividend reduction in NVY, two reductions in NXJ, three in NNJ, NUJ, and NXM, and four in NQJ, NQP, and NPY over the 12-month period ended June 30, 2006.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2005, as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NQJ                          $0.2403                                 --
--------------------------------------------------------------------------------
NNJ                          $0.3089                            $0.0007
--------------------------------------------------------------------------------
NXJ                          $0.1034                                 --
--------------------------------------------------------------------------------
NUJ                          $0.0940                            $0.0001
--------------------------------------------------------------------------------
NQP                          $0.1058                            $0.0005
--------------------------------------------------------------------------------
NPY                          $0.2137                            $0.0023
--------------------------------------------------------------------------------
NXM                          $0.1015                                 --
--------------------------------------------------------------------------------
NVY                          $0.0976                                 --
--------------------------------------------------------------------------------

These distributions, which represented an important part of the Funds' total returns for this period, were generated by bond calls and sales of appreciated securities. This had a slight negative impact on the earning power per common share of these Funds and was a minor factor in the common share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of June 30, 2006, NNJ, NXJ, NUJ, and NXM had positive UNII balances for both financial statement and tax purposes. NQJ, NQP, NPY, and NVY had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:


                             6/30/06                   12-MONTH AVERAGE
                    PREMIUM/DISCOUNT                   PREMIUM/DISCOUNT
-----------------------------------------------------------------------
NQJ                           -5.71%                             -1.79%
-----------------------------------------------------------------------
NNJ                           -4.26%                             -2.12%
-----------------------------------------------------------------------
NXJ                           -2.25%                             +0.32%
-----------------------------------------------------------------------
NUJ                           +0.20%                             +2.77%
-----------------------------------------------------------------------
NQP                          -11.96%                             -7.84%
-----------------------------------------------------------------------
NPY                           -8.86%                             -3.47%
-----------------------------------------------------------------------
NXM                           +1.00%                             +4.14%
-----------------------------------------------------------------------
NVY                           -5.16%                             -3.71%
-----------------------------------------------------------------------

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
NQJ


Performance
     OVERVIEW  As of June 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              75%
AA                                6%
A                                 4%
BBB                              13%
BB or Lower                       1%
N/R                               1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                            0.073
Aug                            0.073
Sep                            0.069
Oct                            0.069
Nov                            0.069
Dec                           0.0655
Jan                           0.0655
Feb                           0.0655
Mar                            0.062
Apr                            0.062
May                            0.062
Jun                           0.0575

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/01/05                       15.4
                              15.39
                              15.43
                              15.43
                              15.4
                              15.3
                              15.34
                              15.26
                              15.28
                              15.26
                              15.26
                              15.29
                              15.32
                              15.34
                              15.39
                              15.36
                              15.44
                              15.44
                              15.49
                              15.58
                              15.58
                              15.5
                              15.43
                              15.39
                              15.48
                              15.47
                              15.6
                              15.42
                              15.59
                              15.49
                              15.38
                              15.4
                              15.41
                              15.33
                              15.4
                              15.49
                              15.45
                              15.54
                              15.47
                              15.58
                              15.58
                              15.65
                              15.56
                              15.64
                              15.67
                              15.75
                              15.66
                              15.63
                              15.74
                              15.77
                              15.85
                              15.82
                              15.64
                              15.7
                              15.41
                              15.4
                              15.46
                              15.4
                              15.36
                              15.3
                              15.21
                              15.16
                              15.27
                              15.28
                              15.3
                              15.29
                              15.17
                              15.14
                              15
                              15.02
                              14.91
                              14.96
                              14.78
                              14.66
                              14.6
                              14.55
                              14.44
                              14.31
                              14.41
                              14.45
                              14.48
                              14.43
                              14.28
                              14.37
                              14.37
                              14.46
                              14.48
                              14.52
                              14.44
                              14.42
                              14.35
                              14.4
                              14.38
                              14.29
                              14.29
                              14.15
                              14.18
                              14.18
                              14.15
                              14.17
                              14.19
                              14.17
                              14.15
                              14.19
                              14.22
                              14.29
                              14.41
                              14.38
                              14.36
                              14.31
                              14.4
                              14.4
                              14.45
                              14.45
                              14.4
                              14.1
                              14.25
                              14.19
                              14.18
                              14.14
                              14
                              13.89
                              13.96
                              14
                              14.01
                              14.13
                              14.14
                              14.11
                              14.11
                              14.23
                              14.32
                              14.3
                              14.44
                              14.63
                              14.6
                              14.55
                              14.57
                              14.63
                              14.69
                              14.8
                              14.81
                              14.75
                              14.67
                              14.73
                              14.61
                              14.67
                              14.62
                              14.8
                              14.95
                              14.94
                              14.92
                              14.81
                              14.8
                              14.9
                              15
                              14.86
                              14.85
                              14.84
                              14.87
                              14.93
                              15.05
                              15.07
                              15.07
                              15.05
                              15.15
                              15.11
                              15.07
                              15.07
                              15.3
                              15.3
                              15.21
                              14.93
                              14.77
                              14.74
                              14.9
                              15
                              14.78
                              14.73
                              14.7
                              14.87
                              14.8
                              14.75
                              14.73
                              14.78
                              14.75
                              14.72
                              14.5
                              14.55
                              14.51
                              14.6
                              14.65
                              14.8
                              14.7
                              14.72
                              14.8
                              14.77
                              14.76
                              14.7
                              14.73
                              14.55
                              14.57
                              14.65
                              14.65
                              14.7
                              14.65
                              14.62
                              14.56
                              14.64
                              14.6
                              14.63
                              14.63
                              14.74
                              14.74
                              14.76
                              14.73
                              14.65
                              14.69
                              14.63
                              14.75
                              14.61
                              14.48
                              14.38
                              14.44
                              14.36
                              14.42
                              14.69
                              14.59
                              14.54
                              14.49
                              14.5
                              14.47
                              14.42
                              14.4
                              14.46
                              14.39
                              14.31
                              14.25
                              14.11
                              14.07
                              14.08
                              14.01
                              13.96
                              13.81
                              13.85
                              13.83
                              13.8
                              13.82
                              13.77
                              13.65
                              13.67
                              13.63
                              13.63
                              13.67
                              13.65
6/30/06                       13.7


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.70
------------------------------------
Common Share
Net Asset Value               $14.53
------------------------------------
Premium/(Discount) to NAV     -5.71%
------------------------------------
Market Yield                   5.04%
------------------------------------
Taxable-Equivalent Yield1      7.47%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $297,539
------------------------------------
Average Effective
Maturity on Securities (Years) 17.12
------------------------------------
Leverage-Adjusted Duration      8.26
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.62%        -0.31%
------------------------------------
5-Year          4.37%         6.27%
------------------------------------
10-Year         5.74%         6.35%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         18.3%
------------------------------------
Transportation                 17.3%
------------------------------------
Education and Civic
  Organizations                14.8%
------------------------------------
Health Care                    12.6%
------------------------------------
U.S. Guaranteed                10.1%
------------------------------------
Tax Obligation/General          8.2%
------------------------------------
Water and Sewer                 5.1%
------------------------------------
Other                          13.6%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2005 of $0.2403 per share.

Nuveen New Jersey Premium Income Municipal Fund, Inc.
NNJ

Performance
     OVERVIEW  As of June 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              77%
AA                                7%
A                                 4%
BBB                              10%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                            0.071
Aug                            0.071
Sep                           0.0675
Oct                           0.0675
Nov                           0.0675
Dec                            0.064
Jan                            0.064
Feb                            0.064
Mar                            0.064
Apr                            0.064
May                            0.064
Jun                           0.0605

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/01/05                       15.89
                              15.76
                              15.8
                              15.8
                              15.8
                              15.6
                              15.64
                              15.5
                              15.45
                              15.48
                              15.45
                              15.44
                              15.38
                              15.42
                              15.44
                              15.48
                              15.5
                              15.57
                              15.64
                              15.7
                              15.7
                              15.75
                              15.79
                              15.72
                              15.75
                              15.82
                              15.72
                              15.53
                              15.74
                              15.6
                              15.56
                              15.58
                              15.69
                              15.6
                              15.61
                              15.6
                              15.59
                              15.67
                              15.69
                              15.76
                              15.79
                              15.95
                              16
                              15.98
                              15.89
                              15.81
                              15.7
                              15.66
                              15.65
                              15.64
                              15.68
                              15.6
                              15.53
                              15.48
                              15.47
                              15.4
                              15.32
                              15.35
                              15.53
                              15.32
                              15.3
                              15.06
                              15.13
                              15.09
                              15.18
                              15.26
                              15.15
                              15.12
                              14.95
                              14.9
                              14.84
                              14.84
                              14.72
                              14.82
                              14.69
                              14.6
                              14.41
                              14.4
                              14.47
                              14.63
                              14.69
                              14.61
                              14.69
                              14.78
                              14.74
                              14.74
                              14.74
                              14.8
                              15.28
                              15.12
                              15.21
                              15.16
                              14.95
                              14.83
                              14.81
                              14.9
                              14.82
                              14.78
                              14.79
                              14.86
                              14.81
                              14.88
                              14.76
                              14.81
                              14.81
                              14.73
                              14.7
                              14.69
                              14.75
                              14.74
                              14.82
                              14.74
                              14.8
                              14.78
                              14.78
                              14.36
                              14.45
                              14.44
                              14.38
                              14.4
                              14.38
                              14.29
                              14.29
                              14.35
                              14.27
                              14.34
                              14.41
                              14.46
                              14.46
                              14.63
                              14.73
                              14.78
                              15.01
                              15.11
                              15.04
                              14.92
                              14.95
                              14.83
                              14.62
                              14.7
                              14.74
                              14.93
                              15
                              15.23
                              15.18
                              15.14
                              15.24
                              15.25
                              15.35
                              15.5
                              15.43
                              15.38
                              15.3
                              15.31
                              15.42
                              15.39
                              15.5
                              15.44
                              15.45
                              15.36
                              15.44
                              15.65
                              15.61
                              15.55
                              15.48
                              15.44
                              15.37
                              15.28
                              15.5
                              15.53
                              15.51
                              15.5
                              15.5
                              15.3
                              15.45
                              15.44
                              15.41
                              15.35
                              15.25
                              15.35
                              15.26
                              15.24
                              15.24
                              15.26
                              15.07
                              14.84
                              14.77
                              14.9
                              15.08
                              15.01
                              15.13
                              15.04
                              14.96
                              15.06
                              15.1
                              15.08
                              14.95
                              15.07
                              15
                              15.26
                              14.91
                              14.9
                              14.84
                              14.89
                              14.97
                              14.64
                              14.73
                              14.75
                              14.83
                              14.74
                              14.74
                              14.79
                              14.75
                              14.78
                              14.82
                              14.88
                              14.81
                              14.8
                              14.7
                              14.67
                              14.57
                              14.53
                              14.6
                              14.45
                              14.53
                              14.6
                              14.49
                              14.37
                              14.37
                              14.47
                              14.35
                              14.57
                              14.6
                              14.85
                              14.75
                              14.7
                              14.67
                              14.69
                              14.71
                              14.6
                              14.55
                              14.55
                              14.4
                              14.48
                              14.42
                              14.58
                              14.7
                              14.39
                              14.31
                              14.25
                              14.15
                              14.12
                              14.19
                              13.99
6/30/06                       14.16


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.16
------------------------------------
Common Share
Net Asset Value               $14.79
------------------------------------
Premium/(Discount) to NAV     -4.26%
------------------------------------
Market Yield                   5.13%
------------------------------------
Taxable-Equivalent Yield1      7.60%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $178,199
------------------------------------
Average Effective
Maturity on Securities (Years) 15.78
------------------------------------
Leverage-Adjusted Duration      8.58
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.36%        -1.04%
------------------------------------
5-Year          5.29%         5.97%
------------------------------------
10-Year         7.26%         6.71%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         21.7%
------------------------------------
Transportation                 14.6%
------------------------------------
Education and Civic
  Organizations                12.8%
------------------------------------
U.S. Guaranteed                10.8%
------------------------------------
Tax Obligation/General         10.1%
------------------------------------
Health Care                    10.0%
------------------------------------
Water and Sewer                 9.2%
------------------------------------
Other                          10.8%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.3089 and $0.0007 per share, respectively.

Nuveen New Jersey Dividend Advantage Municipal Fund
NXJ

Performance
     OVERVIEW  As of June 30, 2006



Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              75%
AA                                3%
A                                 8%
BBB                              12%
BB or Lower                       1%
N/R                               1%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                           0.0715
Aug                           0.0715
Sep                           0.0715
Oct                           0.0715
Nov                           0.0715
Dec                           0.0715
Jan                           0.0715
Feb                           0.0715
Mar                            0.068
Apr                            0.068
May                            0.068
Jun                           0.0645

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/01/05                       15.56
                              15.2
                              15.22
                              15.28
                              15.38
                              15.29
                              15.32
                              15.25
                              15.42
                              15.39
                              15.3
                              15.43
                              15.36
                              15.38
                              15.27
                              15.43
                              15.61
                              15.62
                              15.42
                              15.39
                              15.39
                              15.42
                              15.5
                              15.4
                              15.46
                              15.34
                              15.24
                              15.16
                              15.29
                              15.29
                              15.22
                              15.22
                              15.33
                              15.05
                              15.15
                              15.17
                              15.31
                              15.3
                              15.3
                              15.4
                              15.4
                              15.48
                              15.57
                              15.44
                              15.43
                              15.43
                              15.23
                              15.04
                              15.09
                              15.32
                              15.39
                              15.29
                              15.38
                              15.17
                              15.21
                              15.19
                              15.1
                              14.91
                              15.09
                              15.07
                              14.91
                              15.14
                              15.1
                              15.08
                              15.25
                              15.47
                              15.38
                              15.4
                              15.23
                              15.3
                              15.27
                              15.2
                              15
                              14.75
                              14.76
                              14.76
                              14.96
                              14.94
                              15
                              14.98
                              14.61
                              14.85
                              14.7
                              14.6
                              14.63
                              14.58
                              14.66
                              14.73
                              14.68
                              14.58
                              14.7
                              14.7
                              14.74
                              14.55
                              14.5
                              14.55
                              14.49
                              14.49
                              14.54
                              14.38
                              14.36
                              14.45
                              14.3
                              14.48
                              14.49
                              14.7
                              15.15
                              15
                              15.2
                              15.1
                              15.35
                              15.16
                              15.1
                              15.12
                              15.1
                              15
                              15.2
                              15.04
                              14.9
                              14.88
                              14.85
                              14.78
                              14.9
                              14.82
                              14.75
                              14.95
                              14.94
                              15.25
                              15.25
                              15.21
                              15.25
                              15.2
                              15.2
                              15.14
                              15.35
                              15.32
                              15.45
                              15.48
                              15.35
                              15.27
                              15.09
                              15.35
                              15.03
                              15.28
                              15.31
                              15.62
                              15.91
                              15.84
                              15.8
                              15.9
                              15.57
                              15.43
                              15.51
                              15.42
                              15.55
                              15.41
                              15.41
                              15.65
                              15.65
                              15.68
                              16.03
                              16.55
                              16.5
                              16.49
                              16.01
                              15.77
                              15.77
                              15.77
                              15.95
                              15.65
                              15.48
                              15.55
                              15.59
                              15.58
                              15.86
                              15.99
                              15.78
                              15.65
                              15.52
                              15.5
                              15.45
                              15.45
                              15.48
                              15.2
                              15.12
                              15.26
                              15.26
                              15.27
                              15.53
                              15.27
                              15.52
                              15.5
                              15.7
                              15.6
                              15.26
                              15
                              15.06
                              15.4
                              15.2
                              15.59
                              15.4
                              15.3
                              15.37
                              15.33
                              15.7
                              15.25
                              15.6
                              15.7
                              15.55
                              15.23
                              15.23
                              15.15
                              15.25
                              15.34
                              15.34
                              15.35
                              15.35
                              15.3
                              15.3
                              15.35
                              15.26
                              15.25
                              15.24
                              15.15
                              15.1
                              15.23
                              15.11
                              14.94
                              14.7
                              15.04
                              14.91
                              14.75
                              14.85
                              14.99
                              14.99
                              14.75
                              14.85
                              14.95
                              14.95
                              14.98
                              14.97
                              14.92
                              14.68
                              14.67
                              14.67
                              14.57
                              14.67
                              14.64
                              14.56
                              14.37
                              14.4
                              14.23
                              14.4
                              14.42
6/30/06                       14.35


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.35
------------------------------------
Common Share
Net Asset Value               $14.68
------------------------------------
Premium/(Discount) to NAV     -2.25%
------------------------------------
Market Yield                   5.39%
------------------------------------
Taxable-Equivalent Yield1      7.99%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $96,378
------------------------------------
Average Effective
Maturity on Securities (Years) 17.06
------------------------------------
Leverage-Adjusted Duration      8.07
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -0.78%        -0.05%
------------------------------------
5-Year          5.35%         6.68%
------------------------------------
Since
Inception       5.25%         6.62%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         17.2%
------------------------------------
Transportation                 16.7%
------------------------------------
Water and Sewer                15.3%
------------------------------------
Education and Civic
  Organizations                14.8%
------------------------------------
U.S. Guaranteed                13.9%
------------------------------------
Health Care                    11.4%
------------------------------------
Other                          10.7%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2005 of $0.1034 per share.

Nuveen New Jersey Dividend Advantage Municipal Fund 2
NUJ

Performance
     OVERVIEW  As of June 30, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              63%
AA                                3%
A                                13%
BBB                              17%
BB or Lower                       2%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                           0.0765
Aug                           0.0765
Sep                            0.073
Oct                            0.073
Nov                            0.073
Dec                            0.073
Jan                            0.073
Feb                            0.073
Mar                            0.069
Apr                            0.069
May                            0.069
Jun                            0.066


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/01/05                       16
                              16
                              16.25
                              16.2
                              16.1
                              15.98
                              15.95
                              15.48
                              15.52
                              15.55
                              15.65
                              15.81
                              16.05
                              15.9
                              15.77
                              15.61
                              15.64
                              15.9
                              16.11
                              16
                              16
                              16.1
                              15.8
                              16.09
                              16.01
                              15.97
                              15.7
                              15.7
                              15.68
                              15.72
                              15.6
                              15.62
                              16
                              15.62
                              15.58
                              15.66
                              15.86
                              16.09
                              15.94
                              15.95
                              15.9
                              16.05
                              16.25
                              16.21
                              16.2
                              16.05
                              15.9
                              15.6
                              15.44
                              15.6
                              15.6
                              15.55
                              15.55
                              15.51
                              15.46
                              15.44
                              15.47
                              15.44
                              15.55
                              15.62
                              15.75
                              15.74
                              15.62
                              15.61
                              15.6
                              15.87
                              15.87
                              15.87
                              15.85
                              15.75
                              15.74
                              15.7
                              15.25
                              15.1
                              15.19
                              15.19
                              15.71
                              15.3
                              15.41
                              15.29
                              14.92
                              15.1
                              15.03
                              15.11
                              15.25
                              15.1
                              15.05
                              15.11
                              15.08
                              14.95
                              15.16
                              15.7
                              15.36
                              15.17
                              15.11
                              15.02
                              15.06
                              15.25
                              15.25
                              15.14
                              15.23
                              15.34
                              15.15
                              15.45
                              15.7
                              15.61
                              15.8
                              15.6
                              15.66
                              15.57
                              15.88
                              15.87
                              15.87
                              15.77
                              15.89
                              15.71
                              15.85
                              15.9
                              15.92
                              16.1
                              15.64
                              16.07
                              16.15
                              16.14
                              16.15
                              16.25
                              16.5
                              16.5
                              16.5
                              16.52
                              16.47
                              16.54
                              16.6
                              16.6
                              16.79
                              16.65
                              16.56
                              16.44
                              16.44
                              16.6
                              16.6
                              16.95
                              16.35
                              16.34
                              16.2
                              16.1
                              16.55
                              16.5
                              16.51
                              16.45
                              16.3
                              16.59
                              16.65
                              16.75
                              16.73
                              16.65
                              16.44
                              16.7
                              16.21
                              16.42
                              16.61
                              16.55
                              16.64
                              16.15
                              16.31
                              16.17
                              16.3
                              16.18
                              16.32
                              16.15
                              15.72
                              15.64
                              15.7
                              15.5
                              15.7
                              15.95
                              15.65
                              15.65
                              15.93
                              16.18
                              15.85
                              15.75
                              15.89
                              15.89
                              15.7
                              15.63
                              15.58
                              15.97
                              15.83
                              15.79
                              15.89
                              16.02
                              16.1
                              15.9
                              15.83
                              15.58
                              15.9
                              15.75
                              15.9
                              15.78
                              15.71
                              15.6
                              15.61
                              15.87
                              15.55
                              15.41
                              15.71
                              16.11
                              16.01
                              15.49
                              15.49
                              15.4
                              15.4
                              15.36
                              15.56
                              15.4
                              15.4
                              15.15
                              15.23
                              15
                              14.75
                              14.7
                              15.05
                              15
                              15.01
                              15.2
                              15.21
                              15.21
                              14.94
                              15
                              15.12
                              15.38
                              15.4
                              15.6
                              15.5
                              15.25
                              15.35
                              15.4
                              15.15
                              15.13
                              15.27
                              15.11
                              15.01
                              15.05
                              15.01
                              14.96
                              15
                              14.96
                              14.96
                              14.9
                              14.95
                              14.79
                              14.8
                              14.88
6/30/06                       14.9


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.90
------------------------------------
Common Share
Net Asset Value               $14.87
------------------------------------
Premium/(Discount) to NAV      0.20%
------------------------------------
Market Yield                   5.32%
------------------------------------
Taxable-Equivalent Yield1      7.88%
------------------------------------
Net Assets Applicable to
Common Shares ($000)          67,150
------------------------------------
Average Effective
Maturity on Securities (Years) 17.32
------------------------------------
Leverage-Adjusted Duration      8.08
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -0.49%         0.25%
------------------------------------
Since
Inception       6.19%         7.30%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    17.2%
------------------------------------
Transportation                 14.6%
------------------------------------
U.S. Guaranteed                14.1%
------------------------------------
Tax Obligation/Limited         13.8%
------------------------------------
Education and Civic
  Organizations                11.4%
------------------------------------
Utilities                       6.9%
------------------------------------
Long-Term Care                  5.6%
------------------------------------
Consumer Staples                4.1%
------------------------------------
Other                          12.3%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0940 and $0.0001 per share, respectively.

Nuveen Pennsylvania Investment Quality Municipal Fund
NQP

Performance
     OVERVIEW  As of June 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              70%
AA                               19%
A                                 5%
BBB                               5%
N/R                               1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                            0.067
Aug                            0.067
Sep                            0.062
Oct                            0.062
Nov                            0.062
Dec                           0.0575
Jan                           0.0575
Feb                           0.0575
Mar                           0.0545
Apr                           0.0545
May                           0.0545
Jun                           0.0515

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/01/05                       15.1
                              15.09
                              15.04
                              15.04
                              15.05
                              15.06
                              15.12
                              15
                              15.01
                              15.1
                              15.05
                              15.15
                              15.06
                              15.06
                              15
                              15
                              15.04
                              14.97
                              15.01
                              15.01
                              15.01
                              14.99
                              15.05
                              15.07
                              15.11
                              15.09
                              14.97
                              14.91
                              14.88
                              15.05
                              15.2
                              15.02
                              15.07
                              15.08
                              15.17
                              15.13
                              15.04
                              15.08
                              15.08
                              15.02
                              15.02
                              15.18
                              15.17
                              15.21
                              15.3
                              15.27
                              15.27
                              15.11
                              15.12
                              15.1
                              15.12
                              14.92
                              14.83
                              14.81
                              14.81
                              14.83
                              14.75
                              14.77
                              14.76
                              14.76
                              14.57
                              14.42
                              14.35
                              14.34
                              14.39
                              14.39
                              14.4
                              14.4
                              14.32
                              14.31
                              14.29
                              14.31
                              14.22
                              14.08
                              14.05
                              14.09
                              14
                              14
                              14.01
                              14.03
                              13.95
                              13.96
                              13.92
                              13.98
                              13.98
                              14.03
                              14.06
                              13.96
                              13.92
                              14.01
                              14.08
                              14.16
                              13.94
                              13.94
                              13.85
                              13.97
                              13.89
                              13.9
                              13.8
                              13.79
                              13.77
                              13.81
                              13.97
                              13.95
                              13.95
                              13.85
                              13.76
                              13.72
                              13.72
                              13.67
                              13.71
                              13.72
                              13.71
                              13.6
                              13.63
                              13.39
                              13.44
                              13.41
                              13.5
                              13.5
                              13.52
                              13.5
                              13.58
                              13.63
                              13.64
                              13.63
                              13.6
                              13.67
                              13.67
                              13.75
                              13.83
                              13.99
                              13.93
                              13.95
                              14.01
                              13.88
                              13.98
                              13.94
                              14.05
                              14
                              13.93
                              14.01
                              13.96
                              13.95
                              13.92
                              13.83
                              13.85
                              13.87
                              13.86
                              13.87
                              13.87
                              13.92
                              13.81
                              13.76
                              13.74
                              13.77
                              13.73
                              13.69
                              13.69
                              13.67
                              13.67
                              13.72
                              13.67
                              13.74
                              13.73
                              13.72
                              13.77
                              13.9
                              13.92
                              13.8
                              13.7
                              13.58
                              13.6
                              13.64
                              13.65
                              13.64
                              13.61
                              13.63
                              13.61
                              13.67
                              13.68
                              13.68
                              13.71
                              13.72
                              13.67
                              13.67
                              13.66
                              13.7
                              13.74
                              13.75
                              13.82
                              13.8
                              13.75
                              13.67
                              13.66
                              13.64
                              13.5
                              13.54
                              13.46
                              13.52
                              13.5
                              13.55
                              13.5
                              13.55
                              13.55
                              13.62
                              13.54
                              13.55
                              13.44
                              13.39
                              13.39
                              13.43
                              13.43
                              13.35
                              13.35
                              13.4
                              13.42
                              13.37
                              13.36
                              13.37
                              13.27
                              13.2
                              13.2
                              13.15
                              13.15
                              13.17
                              13.27
                              13.22
                              13.19
                              13.2
                              13.24
                              13.35
                              13.32
                              13.25
                              13.34
                              13.29
                              13.33
                              13.25
                              13.21
                              13.21
                              13.24
                              13.15
                              13.17
                              13.11
                              13.09
                              13.08
                              13.13
                              13.08
                              13.04
                              13.04
                              13
                              12.95
                              12.9
                              12.96
6/30/06                       12.95


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.95
------------------------------------
Common Share
Net Asset Value               $14.71
------------------------------------
Premium/(Discount) to NAV    -11.96%
------------------------------------
Market Yield                   4.77%
------------------------------------
Taxable-Equivalent Yield1      6.81%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $239,718
------------------------------------
Average Effective
Maturity on Securities (Years) 15.90
------------------------------------
Leverage-Adjusted Duration      8.54
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -9.47%        -1.34%
------------------------------------
5-Year          3.11%         6.41%
------------------------------------
10-Year         4.00%         5.81%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Education and Civic
  Organizations                18.8%
------------------------------------
Tax Obligation/Limited         15.9%
------------------------------------
U.S. Guaranteed                14.6%
------------------------------------
Tax Obligation/General         13.4%
------------------------------------
Water and Sewer                 9.4%
------------------------------------
Transportation                  7.6%
------------------------------------
Health Care                     6.8%
------------------------------------
Other                          13.5%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.1058 and $0.0005 per share, respectively.

Nuveen Pennsylvania Premium Income Municipal Fund 2
NPY

Performance
     OVERVIEW  As of June 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              75%
AA                                9%
A                                 5%
BBB                               6%
BB or Lower                       3%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                            0.071
Aug                            0.071
Sep                           0.0665
Oct                           0.0665
Nov                           0.0665
Dec                            0.063
Jan                            0.063
Feb                            0.063
Mar                           0.0595
Apr                           0.0595
May                           0.0595
Jun                           0.0555


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/01/05                       15.22
                              15.17
                              15.3
                              15.33
                              15.18
                              15.15
                              15.29
                              15.27
                              15.3
                              15.38
                              15.32
                              15.4
                              15.36
                              15.31
                              15.31
                              15.25
                              15.2
                              15.42
                              15.52
                              15.34
                              15.34
                              15.38
                              15.49
                              15.4
                              15.39
                              15.38
                              15.33
                              15.45
                              15.54
                              15.52
                              15.6
                              15.56
                              15.56
                              15.61
                              15.78
                              15.81
                              15.7
                              15.63
                              15.61
                              15.61
                              15.55
                              15.52
                              15.63
                              15.63
                              15.75
                              15.8
                              15.77
                              15.54
                              15.7
                              15.73
                              15.55
                              15.44
                              15.46
                              15.31
                              15.25
                              15.17
                              15.1
                              15.05
                              15
                              15
                              14.94
                              14.94
                              14.75
                              14.89
                              14.82
                              14.94
                              14.93
                              14.8
                              14.77
                              14.68
                              14.66
                              14.79
                              14.61
                              14.43
                              14.38
                              14.21
                              14.14
                              14.2
                              14.14
                              14.24
                              14.13
                              14.1
                              14.1
                              14.18
                              14.14
                              14.19
                              14.16
                              14.07
                              14.09
                              14
                              13.99
                              13.98
                              13.97
                              13.9
                              13.85
                              13.87
                              13.85
                              13.89
                              13.87
                              13.84
                              13.84
                              13.89
                              13.8
                              13.84
                              13.89
                              13.95
                              13.87
                              14.05
                              14.02
                              13.91
                              13.89
                              13.9
                              13.86
                              13.88
                              13.92
                              13.66
                              13.64
                              13.5
                              13.63
                              13.63
                              13.71
                              13.59
                              13.7
                              13.64
                              13.75
                              13.96
                              14.06
                              14.01
                              14.01
                              14.14
                              14.32
                              14.41
                              14.36
                              14.55
                              14.41
                              14.37
                              14.43
                              14.33
                              14.36
                              14.23
                              14.22
                              14.25
                              14.15
                              14.16
                              14.14
                              14.2
                              14.23
                              14.12
                              14.09
                              14.02
                              14.22
                              14.18
                              14.25
                              14.13
                              14.22
                              14.22
                              14.21
                              14.1
                              14.09
                              14.17
                              14.2
                              14.13
                              14.05
                              14.06
                              14.08
                              14.17
                              14.15
                              14.27
                              14.25
                              14.12
                              14.06
                              14.05
                              14
                              13.93
                              13.88
                              13.84
                              13.95
                              13.86
                              13.91
                              13.95
                              13.86
                              13.84
                              13.84
                              13.77
                              13.72
                              13.69
                              13.72
                              13.69
                              13.78
                              13.67
                              13.71
                              13.7
                              13.75
                              13.72
                              13.73
                              13.65
                              13.64
                              13.65
                              13.55
                              13.47
                              13.44
                              13.48
                              13.41
                              13.45
                              13.41
                              13.5
                              13.53
                              13.44
                              13.4
                              13.46
                              13.46
                              13.47
                              13.5
                              13.52
                              13.67
                              13.61
                              13.6
                              13.56
                              13.64
                              13.4
                              13.3
                              13.39
                              13.31
                              13.27
                              13.29
                              13.33
                              13.32
                              13.35
                              13.26
                              13.23
                              13.32
                              13.29
                              13.29
                              13.3
                              13.34
                              13.27
                              13.37
                              13.34
                              13.23
                              13.21
                              13.23
                              13.16
                              13.04
                              13.07
                              13.01
                              13.01
                              13.03
                              13.13
                              13.02
                              12.87
                              12.89
                              12.8
                              12.78
                              12.9
6/30/06                       12.96


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.96
------------------------------------
Common Share
Net Asset Value               $14.22
------------------------------------
Premium/(Discount) to NAV     -8.86%
------------------------------------
Market Yield                   5.14%
------------------------------------
Taxable-Equivalent Yield1      7.34%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $225,121
------------------------------------
Average Effective
Maturity on Securities (Years) 16.94
------------------------------------
Leverage-Adjusted Duration      8.52
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -8.42%        -0.80%
------------------------------------
5-Year          5.46%         6.44%
------------------------------------
10-Year         6.99%         6.72%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         16.8%
------------------------------------
Education and Civic
   Organizations               13.2%
------------------------------------
Transportation                 12.4%
------------------------------------
Health Care                    10.8%
------------------------------------
Tax Obligation/Limited          8.7%
------------------------------------
U.S. Guaranteed                 8.5%
------------------------------------
Water and Sewer                 8.5%
------------------------------------
Utilities                       8.4%
------------------------------------
Other                          12.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.2137 and $0.0023 per share, respectively.

Nuveen Pennsylvania Dividend Advantage Municipal Fund
NXM

Performance
     OVERVIEW  As of June 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              54%
AA                               20%
A                                11%
BBB                               6%
BB or Lower                       3%
N/R                               6%


Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                           0.0775
Aug                           0.0775
Sep                            0.074
Oct                            0.074
Nov                            0.074
Dec                            0.074
Jan                            0.074
Feb                            0.074
Mar                             0.07
Apr                             0.07
May                             0.07
Jun                           0.0665

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/01/05                       16.34
                              16.51
                              16.3
                              16.32
                              16.51
                              16.65
                              16.61
                              16.36
                              16.5
                              16.52
                              16.65
                              16.6
                              16.36
                              16.25
                              16.3
                              16.4
                              16.4
                              16.64
                              16.55
                              16.81
                              16.81
                              16.76
                              16.38
                              16.45
                              16.6
                              16.69
                              16.69
                              16.63
                              16.63
                              17
                              16.9
                              16.85
                              16.8
                              17.04
                              17.16
                              17.15
                              17.05
                              16.85
                              16.9
                              16.81
                              16.99
                              16.99
                              16.75
                              16.71
                              16.7
                              16.75
                              16.75
                              16.72
                              16.72
                              16.7
                              16.65
                              16.65
                              16.65
                              16.48
                              16.5
                              16.5
                              16.42
                              16.28
                              16.28
                              16.08
                              15.97
                              15.91
                              15.77
                              15.75
                              15.6
                              15.58
                              15.57
                              15.46
                              15.58
                              15.65
                              15.7
                              15.72
                              15.59
                              15.63
                              15.4
                              15.55
                              15.55
                              15.49
                              15.2
                              15.24
                              15.11
                              15.01
                              14.96
                              14.9
                              14.95
                              15.1
                              15.29
                              15.7
                              15.81
                              15.81
                              15.95
                              15.95
                              15.85
                              15.77
                              15.77
                              15.72
                              15.72
                              15.9
                              15.72
                              15.72
                              15.72
                              15.9
                              16.05
                              16.05
                              15.58
                              15.75
                              15.36
                              15.41
                              15.36
                              15.35
                              15.4
                              15.4
                              15.4
                              15.35
                              15.4
                              15.4
                              15.59
                              16
                              15.8
                              15.85
                              15.3
                              16
                              15.6
                              15.75
                              15.75
                              15.66
                              15.85
                              15.82
                              15.82
                              15.65
                              16.1
                              16.75
                              17
                              16.87
                              16.4
                              15.93
                              15.58
                              15.8
                              16.9
                              16.68
                              16.8
                              16.8
                              16.6
                              16.27
                              16.4
                              16.4
                              16.49
                              16.49
                              16.8
                              16.95
                              17
                              16.8
                              16.33
                              16.05
                              15.78
                              15.69
                              15.7
                              15.7
                              15.7
                              15.7
                              15.74
                              15.7
                              15.45
                              15.53
                              15.5
                              15.49
                              15.55
                              15.5
                              15.52
                              15.56
                              15.8
                              15.51
                              15.9
                              15.78
                              15.78
                              16.08
                              16.1
                              16.1
                              15.74
                              16.25
                              16.25
                              16.2
                              15.99
                              16.35
                              16.1
                              16.1
                              15.9
                              15.9
                              15.8
                              15.8
                              16.05
                              16
                              16.24
                              16.22
                              16.08
                              15.9
                              15.9
                              15.9
                              16.1
                              16.1
                              15.9
                              15.9
                              15.8
                              15.8
                              16.05
                              16.3
                              16.39
                              16.15
                              16.32
                              16.2
                              16.2
                              16.1
                              16.45
                              16.3
                              16.15
                              15.96
                              16.62
                              16.35
                              16.32
                              16
                              15.95
                              15.95
                              16.15
                              16.15
                              16.05
                              16.1
                              16.35
                              16.05
                              16.1
                              16.1
                              16.1
                              16.13
                              16.28
                              16.36
                              16.21
                              16
                              15.78
                              15.84
                              15.75
                              15.61
                              15.56
                              15.5
                              15.34
                              15.36
                              15.28
                              15.28
                              15.19
                              15.27
                              15.3
                              15.2
                              15.2
                              15.2
                              15.01
                              15
6/30/06                       15.1


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.10
------------------------------------
Common Share
Net Asset Value               $14.95
------------------------------------
Premium/(Discount) to NAV      1.00%
------------------------------------
Market Yield                   5.28%
------------------------------------
Taxable-Equivalent Yield1      7.54%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $49,660
------------------------------------
Average Effective
Maturity on Securities (Years) 16.91
------------------------------------
Leverage-Adjusted Duration      8.25
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -0.56%        -0.01%
------------------------------------
5-Year          7.99%         7.78%
------------------------------------
Since
Inception       7.07%         7.80%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Education and Civic
  Organizations                21.7%
------------------------------------
Health Care                    13.6%
------------------------------------
Tax Obligation/General         12.9%
------------------------------------
Long-Term Care                  9.2%
------------------------------------
Tax Obligation/Limited          7.9%
------------------------------------
Transportation                  7.6%
------------------------------------
U.S. Guaranteed                 7.3%
------------------------------------
Industrials                     4.7%
------------------------------------
Utilities                       4.3%
------------------------------------
Other                          10.8%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2005 of $0.1015 per share.

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
NVY

Performance
     OVERVIEW  As of June 30, 2006

Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              59%
AA                               20%
A                                 4%
BBB                               9%
BB or Lower                       3%
N/R                               5%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Jul                            0.067
Aug                            0.067
Sep                            0.067
Oct                            0.067
Nov                            0.067
Dec                            0.067
Jan                            0.067
Feb                            0.067
Mar                           0.0635
Apr                           0.0635
May                           0.0635
Jun                           0.0635

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
7/01/05                       14.94
                              14.99
                              15.08
                              15.04
                              15.17
                              15.33
                              15.24
                              15.3
                              15.3
                              15.25
                              15.15
                              15.12
                              15.07
                              15.12
                              15.12
                              15.12
                              15.15
                              15.11
                              15.12
                              15.12
                              15.12
                              15.05
                              15.1
                              15.12
                              15.2
                              15.11
                              15.05
                              15.01
                              15.15
                              15.4
                              15.91
                              15.7
                              15.58
                              15.79
                              16.19
                              16.24
                              16
                              15.48
                              15.19
                              15.1
                              15.18
                              15.51
                              15.61
                              15.56
                              15.58
                              15.65
                              15.82
                              15.85
                              16.01
                              16
                              15.86
                              15.65
                              15.36
                              15.15
                              15.15
                              15.16
                              15.35
                              15.85
                              15.95
                              15.8
                              15.59
                              15.41
                              15.29
                              15.34
                              15.28
                              15.3
                              15.3
                              15.2
                              15.2
                              15.2
                              15.2
                              15.2
                              15
                              14.8
                              14.53
                              14.43
                              14.2
                              14.23
                              14.15
                              14.25
                              14.4
                              14.3
                              14.1
                              14.36
                              14.12
                              14.34
                              14.77
                              14.94
                              14.85
                              14.57
                              14.51
                              14.75
                              14.7
                              14.54
                              14.35
                              14.2
                              13.94
                              14.09
                              13.96
                              14.06
                              13.92
                              13.98
                              13.8
                              13.95
                              14.16
                              14.21
                              14.23
                              14.16
                              14.1
                              14
                              14.24
                              14.24
                              14.25
                              14.26
                              14.01
                              13.98
                              14.01
                              13.91
                              14.25
                              14.28
                              14.31
                              14.44
                              14.7
                              14.72
                              14.68
                              14.67
                              14.54
                              14.53
                              14.53
                              14.6
                              14.93
                              15.3
                              15.3
                              15.18
                              15
                              14.9
                              14.7
                              14.75
                              14.91
                              14.95
                              14.84
                              14.9
                              15.35
                              15.45
                              15.17
                              15.01
                              15.08
                              15.08
                              15.13
                              15.16
                              15.35
                              15.2
                              15
                              15.01
                              14.89
                              14.85
                              14.8
                              14.93
                              14.71
                              14.61
                              14.58
                              14.62
                              14.6
                              14.6
                              14.82
                              14.83
                              15.01
                              15.04
                              15.2
                              15.32
                              15.01
                              14.81
                              14.81
                              14.95
                              15.1
                              15.22
                              14.75
                              14.75
                              14.52
                              14.57
                              14.98
                              15.08
                              14.9
                              14.94
                              14.94
                              14.94
                              14.9
                              14.9
                              14.75
                              14.7
                              14.62
                              14.63
                              14.53
                              14.59
                              14.63
                              14.37
                              14.37
                              14.2
                              14.36
                              14.37
                              14.26
                              14.2
                              14.3
                              14.35
                              14.28
                              14.24
                              14.35
                              14.57
                              14.66
                              14.5
                              14.5
                              14.43
                              14.37
                              14.26
                              14.35
                              14.27
                              14.39
                              14.26
                              14.26
                              14.15
                              14.15
                              14.38
                              14.53
                              14.48
                              14.32
                              14.37
                              14.37
                              14.64
                              14.45
                              14.5
                              14.5
                              14.48
                              14.5
                              14.75
                              14.79
                              14.53
                              14.6
                              14.65
                              14.6
                              14.72
                              14.6
                              14.44
                              14.5
                              14.65
                              14.75
                              14.75
                              14.75
                              14.92
                              14.75
                              14.5
                              14.25
                              14.03
                              14.03
                              14.09
6/30/06                       14.16


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.16
------------------------------------
Common Share
Net Asset Value               $14.93
------------------------------------
Premium/(Discount) to NAV     -5.16%
------------------------------------
Market Yield                   5.38%
------------------------------------
Taxable-Equivalent Yield1      7.69%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $55,597
------------------------------------
Average Effective
Maturity on Securities (Years) 15.15
------------------------------------
Leverage-Adjusted Duration      8.47
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          0.88%        -0.46%
------------------------------------
Since
Inception       5.00%         7.27%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         17.4%
------------------------------------
U.S. Guaranteed                16.3%
------------------------------------
Tax Obligation/General         16.1%
------------------------------------
Education and Civic
  Organizations                13.2%
------------------------------------
Health Care                    10.3%
------------------------------------
Water and Sewer                 6.3%
------------------------------------
Industrials                     3.9%
------------------------------------
Utilities                       3.8%
------------------------------------
Other                          12.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund also paid shareholders a capital gains distribution in December 2005 of $0.0976 per share.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM


THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (the Funds), as of June 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 at June 30, 2006, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
August 9, 2006

                        Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
                        Portfolio of
                                INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.5% (0.2% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
                Series 2005A:
$         800    5.000%, 1/01/32                                                      1/15 at 100.00        Baa3     $      770,432
          690    5.125%, 1/01/37                                                      1/15 at 100.00        Baa3            674,385

------------------------------------------------------------------------------------------------------------------------------------
        1,490   Total Consumer Discretionary                                                                              1,444,817
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 6.0% (3.9% OF TOTAL INVESTMENTS)

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
        8,195    5.750%, 6/01/32                                                      6/12 at 100.00         BBB          8,555,250
        3,000    6.000%, 6/01/37                                                      6/12 at 100.00         BBB          3,162,150

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
        3,200    6.125%, 6/01/24                                                      6/13 at 100.00         BBB          3,422,720
        2,625    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          2,852,194

------------------------------------------------------------------------------------------------------------------------------------
       17,020   Total Consumer Staples                                                                                   17,992,314
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 22.7% (14.8% OF TOTAL INVESTMENTS)

        2,500   Bergen County Improvement Authority, New Jersey, Revenue              9/12 at 101.00         N/R          2,604,000
                 Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
                 6.000%, 9/15/27

        1,000   New Jersey Economic Development Authority, Revenue Bonds,             6/15 at 100.00         AAA          1,028,590
                 The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 -
                 AMBAC Insured

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00           A          2,014,560
                 Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 -
                 ACA Insured

          500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            525,235
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

        1,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00         AAA          1,587,795
                 Kean University, Series 2003D, 5.250%, 7/01/20 - FGIC Insured

        1,925   New Jersey Educational Facilities Authority, Revenue Bonds,           7/16 at 100.00         AAA          1,972,990
                 Kean University, Series 2005B, 5.000%, 7/01/30 - MBIA Insured

        1,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA          1,571,460
                 Montclair State University, Series 2004L, 5.125%, 7/01/22 -
                 MBIA Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Montclair State University, Series 2005F:
        1,225    5.000%, 7/01/16 - FGIC Insured                                       7/15 at 100.00         AAA          1,291,260
        2,850    5.000%, 7/01/18 - FGIC Insured                                       7/15 at 100.00         AAA          2,981,385
        1,460    5.000%, 7/01/32 - FGIC Insured                                       7/15 at 100.00         AAA          1,495,624

        2,770   New Jersey Educational Facilities Authority, Revenue Bonds,           7/16 at 100.00         Aaa          2,839,056
                 Montclair State University, Series 2006, 5.000%, 7/01/36
                 (WI/DD, Settling 7/06/06) - AMBAC Insured

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/12 at 100.00         AAA          2,034,720
                 New Jersey City University, Series 2002A, 5.000%, 7/01/32 -
                 AMBAC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds, New
                Jersey Institute of Technology, Series 2001G:
        1,000    5.250%, 7/01/20 - MBIA Insured                                       7/11 at 100.00         AAA          1,049,000
        1,945    5.250%, 7/01/21 - MBIA Insured                                       7/11 at 100.00         AAA          2,037,174


                                       23

                        Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                New Jersey Educational Facilities Authority, Revenue Bonds, New
                Jersey Institute of Technology, Series 2004B:
$       2,285    5.000%, 7/01/18 - AMBAC Insured                                      1/14 at 100.00         AAA     $    2,385,152
        1,260    5.000%, 7/01/19 - AMBAC Insured                                      1/14 at 100.00         AAA          1,314,331
        2,510    4.750%, 7/01/20 - AMBAC Insured                                      1/14 at 100.00         AAA          2,548,780
        2,060    4.250%, 7/01/24 - AMBAC Insured                                      1/14 at 100.00         AAA          1,937,471

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 100.00         AAA          1,013,680
                 Ramapo College, Series 2001D, 5.000%, 7/01/31 -
                 AMBAC Insured

        1,495   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA          1,568,330
                 Ramapo College, Series 2004H, 5.000%, 7/01/16 - FGIC Insured

          610   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00          AA            647,039
                 Rider University, Series 2004A, 5.500%, 7/01/23 - RAAI Insured

        1,300   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00         AAA          1,353,495
                 Rowan University, Series 2003I, 5.125%, 7/01/21 - FGIC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Rowan University, Series 2004C:
        1,000    5.000%, 7/01/15 - MBIA Insured                                       7/14 at 100.00         AAA          1,052,160
        1,195    5.000%, 7/01/20 - MBIA Insured                                       7/14 at 100.00         AAA          1,240,553
        1,875    5.000%, 7/01/24 - MBIA Insured                                       7/14 at 100.00         AAA          1,927,894

                New Jersey Educational Facilities Authority, Revenue Bonds,
                St. Peter's College, Series 1998B:
        1,000    5.375%, 7/01/18                                                      7/08 at 102.00         BB+          1,002,490
        1,750    5.500%, 7/01/27                                                      7/08 at 102.00         BB+          1,752,485

        1,430   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA          1,501,557
                 William Paterson University, Series 2004A, 5.125%, 7/01/21 -
                 FGIC Insured

        1,050   New Jersey Educational Facilities Authority, Revenue Refunding        7/12 at 100.00          AA          1,072,638
                 Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 -
                 RAAI Insured

        3,395   New Jersey Higher Education Assistance Authority, Student             6/07 at 102.00         AAA          3,411,975
                 Loan Revenue Bonds, New Jersey Class Loan Program,
                 Series 1997A, 5.800%, 6/01/16 - MBIA Insured (Alternative
                 Minimum Tax)

        2,460   New Jersey Higher Education Assistance Authority, Student             6/10 at 101.00         AAA          2,526,199
                 Loan Revenue Bonds, Series 2000A, 6.125%, 6/01/17 - MBIA
                 Insured (Alternative Minimum Tax)

        4,235   Puerto Rico Industrial, Tourist, Educational, Medical and             9/11 at 100.00         BBB          4,297,424
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, University of the Sacred Heart,
                 Series 2001, 5.250%, 9/01/21

                University of Medicine and Dentistry of New Jersey, Certificates
                of Participation, Child Health Institute, LLC, Series 2003:
        1,945    5.000%, 4/15/20 - AMBAC Insured                                      4/13 at 100.00         AAA          2,011,013
        1,370    5.000%, 4/15/22 - AMBAC Insured                                      4/13 at 100.00         AAA          1,409,607

                University of Medicine and Dentistry of New Jersey, Revenue
                Bonds, Series 2002A:
        2,100    5.000%, 12/01/24 - AMBAC Insured                                    12/12 at 100.00         AAA          2,153,193
        4,000    5.500%, 12/01/27 - AMBAC Insured                                    12/12 at 100.00         AAA          4,271,720

------------------------------------------------------------------------------------------------------------------------------------
       65,500   Total Education and Civic Organizations                                                                  67,432,035
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 1.8% (1.2% OF TOTAL INVESTMENTS)

        5,000   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3          5,382,550
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 19.3% (12.6% OF TOTAL INVESTMENTS)

                Camden County Improvement Authority, New Jersey, Revenue
                Bonds, Cooper Health System, Series 2004A:
          200    5.000%, 2/15/25                                                      2/15 at 100.00         BBB            198,170
        1,000    5.750%, 2/15/34                                                      8/14 at 100.00         BBB          1,042,330

        5,750   New Jersey Health Care Facilities Financing Authority,                8/11 at 100.00         AAA          5,800,600
                 FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
                 Center, Series 2001, 5.000%, 8/01/41 - AMBAC Insured

          400   New Jersey Health Care Facilities Financing Authority,                7/15 at 100.00        Baa3            408,684
                 Revenue Bonds, Children's Specialized Hospital, Series 2005A,
                 5.500%, 7/01/36


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         615   New Jersey Health Care Facilities Financing Authority, Revenue        7/16 at 100.00          A-     $      613,616
                 Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35

        3,000   New Jersey Health Care Facilities Financing Authority, Revenue        7/11 at 100.00          A2          3,122,820
                 Bonds, Kennedy Health System Obligated Group, Series 2001,
                 5.500%, 7/01/21

        3,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/09 at 101.00         AAA          3,614,590
                 Bonds, Meridian Health System Obligated Group, Series 1999,
                 5.250%, 7/01/29 - FSA Insured

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Robert Wood Johnson University Hospital, Series 2000:
        3,850    5.750%, 7/01/25                                                      7/10 at 100.00          A2          4,042,462
        2,000    5.750%, 7/01/31                                                      7/10 at 100.00          A2          2,099,980
        2,600   New Jersey Health Care Facilities Financing Authority, Revenue        7/15 at 100.00          AA          2,617,810
                 Bonds, RWJ Health Care Corporation, Series 2005B,
                 5.000%, 7/01/35 - RAAI Insured

        5,040   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 100.00         AAA          5,237,266
                 Bonds, Society of the Valley Hospital Obligated Group,
                 Series 2000, 5.375%, 7/01/31 - AMBAC Insured

        3,300   New Jersey Health Care Facilities Financing Authority, Revenue        7/13 at 100.00        Baa3          3,337,224
                 Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33

        7,860   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 100.00        Baa1          8,273,120
                 Bonds, South Jersey Hospital System, Series 2002,
                 5.875%, 7/01/21

        1,690   New Jersey Health Care Facilities Financing Authority, Revenue        7/14 at 100.00          AA          1,763,431
                 Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 -
                 RAAI Insured

        2,000   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 100.00        BBB+          2,187,920
                 Bonds, St. Peter's University Hospital, Series 2000A,
                 6.875%, 7/01/20

        3,135   New Jersey Health Care Facilities Financing Authority, Revenue        1/12 at 100.00          AA          3,175,442
                 Refunding Bonds, Bayshore Community Hospital, Series 2002,
                 5.125%, 7/01/32 - RAAI Insured

        4,320   New Jersey Health Care Facilities Financing Authority, Revenue        7/08 at 101.00         Aaa          4,367,347
                 Refunding Bonds, St. Barnabas Healthcare System - West
                 Hudson Hospital Obligated Group, Series 1998A, 5.000%,
                 7/01/23 - MBIA Insured

                New Jersey Health Care Facilities Financing Authority, Revenue
                Refunding Bonds, St. Elizabeth Hospital Obligated Group,
                Series 1997:
           70    6.000%, 7/01/20                                                      7/07 at 102.00        BBB-             72,218
        1,605    6.000%, 7/01/27                                                      7/07 at 102.00        BBB-          1,653,054

        3,810   Newark, New Jersey, GNMA Collateralized Healthcare Facility           6/12 at 102.00         Aaa          3,943,007
                 Revenue Bonds, New Community Urban Renewal Corporation,
                 Series 2001A, 5.200%, 6/01/30

------------------------------------------------------------------------------------------------------------------------------------
       55,745   Total Health Care                                                                                        57,571,091
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.3% (0.8% OF TOTAL INVESTMENTS)

          890   Long Branch Housing Finance Corporation New Jersey,                  10/06 at 100.00         N/R            895,491
                 Housing Revenue Bonds, Washington Manor Associates Ltd.
                 Section 8 Assisted Elderly Project, Series 1980,
                 10.000%, 10/01/11

        2,743   Newark Housing Authority, New Jersey, GNMA Collateralized            10/09 at 102.00         Aaa          2,876,905
                 Housing Revenue Bonds, Fairview Apartments Project,
                 Series 2000A, 6.400%, 10/20/34 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,633   Total Housing/Multifamily                                                                                 3,772,396
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.9% (2.6% OF TOTAL INVESTMENTS)

        3,545   New Jersey Housing and Mortgage Finance Agency,                      10/07 at 101.50         AAA          3,628,946
                 Home Buyer Program Revenue Bonds, Series 1997U,
                 5.850%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)

        2,745   New Jersey Housing and Mortgage Finance Agency,                      10/10 at 100.00         AAA          2,758,121
                 Home Buyer Program Revenue Bonds, Series 2000CC,
                 5.875%, 10/01/31 - MBIA Insured (Alternative Minimum Tax)

        2,590   Puerto Rico Housing Finance Corporation, Mortgage-Backed              6/11 at 100.00         AAA          2,637,190
                 Securities Home Mortgage Revenue Bonds, Series 2001A,
                 5.200%, 12/01/33

        2,585   Puerto Rico Housing Finance Corporation, Mortgage-Backed              6/11 at 100.00         AAA          2,629,721
                 Securities Home Mortgage Revenue Bonds, Series 2001B,
                 5.300%, 12/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       11,465   Total Housing/Single Family                                                                              11,653,978
------------------------------------------------------------------------------------------------------------------------------------


                                       25

                        Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.8% (1.9% OF TOTAL INVESTMENTS)

$       1,125   New Jersey Economic Development Authority, First Mortgage            11/14 at 100.00         N/R     $    1,177,796
                 Revenue Bonds, Winchester Gardens at Wards Homestead,
                 Series 2004A, 5.750%, 11/01/24

        2,875   New Jersey Economic Development Authority, GNMA                      12/11 at 103.00         Aaa          2,970,220
                 Collateralized Mortgage Revenue Bonds, Victoria Health
                 Corporation, Series 2001A, 5.200%, 12/20/36

          595   New Jersey Economic Development Authority, Revenue Bonds,             6/11 at 102.00          A+            638,233
                 Masonic Charity Foundation of New Jersey, Series 2001,
                 5.875%, 6/01/18

        1,100   New Jersey Economic Development Authority, Revenue Bonds,             6/13 at 102.00          A+          1,134,485
                 Masonic Charity Foundation of New Jersey, Series 2002,
                 5.250%, 6/01/32

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, House of the Good Shepherd Obligated Group, Series 2001:
        1,000    5.100%, 7/01/21 - RAAI Insured                                       7/11 at 100.00          AA          1,016,710
        1,500    5.200%, 7/01/31 - RAAI Insured                                       7/11 at 100.00          AA          1,527,000

------------------------------------------------------------------------------------------------------------------------------------
        8,195   Total Long-Term Care                                                                                      8,464,444
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 12.6% (8.2% OF TOTAL INVESTMENTS)

                Clifton, New Jersey, General Obligation Bonds, Series 2002:
        1,700    5.000%, 1/15/21 - FGIC Insured                                       1/11 at 100.00         AAA          1,747,464
        1,625    5.000%, 1/15/22 - FGIC Insured                                       1/11 at 100.00         AAA          1,666,990

        1,000   Essex County, New Jersey, General Obligation Refunding Bonds,        11/07 at 101.00         Aaa          1,022,690
                 Series 1996A-1, 5.000%, 11/15/11 - FGIC Insured

        4,300   Jersey City, New Jersey, General Obligation Bonds,                    9/16 at 100.00         AAA          4,454,112
                 Series 2006A, 5.000%, 9/01/22 - AMBAC Insured

        1,735   Jersey City, New Jersey, General Obligation Public Improvement        9/11 at 102.00         AAA          1,796,697
                 Bonds, Series 2003B, 5.000%, 9/01/20 - FSA Insured

        1,420   Lenape Regional High School District, Burlington County,                No Opt. Call         Aaa          1,504,547
                 New Jersey, General Obligation Bonds, Series 2004,
                 5.000%, 4/01/14 - FGIC Insured

                Middletown Township Board of Education, Monmouth County, New
                Jersey, Refunding School Bonds, Series 2001:
        4,725    5.000%, 8/01/22 - FSA Insured                                        8/10 at 100.00         AAA          4,849,504
        1,500    5.000%, 8/01/27 - FSA Insured                                        8/10 at 100.00         AAA          1,526,580

        5,000   New Jersey, General Obligation Bonds, Series 1992D,                     No Opt. Call          AA          5,421,000
                 6.000%, 2/15/11

        1,200   New Jersey, General Obligation Bonds, Series 2005L,                     No Opt. Call         AAA          1,293,060
                 5.250%, 7/15/16 - AMBAC Insured

        2,040   Ocean City Board of Education, Cape May County, New Jersey,           4/16 at 100.00         Aaa          2,127,026
                 General Obligation Bonds, Series 2005, 5.000%, 4/01/20 -
                 MBIA Insured

                Sayreville School District, Middlesex County, New Jersey,
                General Obligation Bonds, Series 2002:
        1,470    5.000%, 3/01/24 - FGIC Insured                                       3/12 at 100.00         AAA          1,504,413
        1,545    5.000%, 3/01/25 - FGIC Insured                                       3/12 at 100.00         AAA          1,578,527

        1,285   Tinton Falls Board of Education, Monmouth County, New Jersey,        10/14 at 100.00         Aaa          1,358,027
                 General Obligation Bonds, Series 2004, 5.000%, 10/15/15 -
                 FSA Insured

        1,745   Washington Township Board of Education, Mercer County,                1/16 at 100.00         Aaa          1,823,525
                 New Jersey, General Obligation Bonds, Series 2005,
                 5.000%, 1/01/19 - FSA Insured

                West Deptford Township, New Jersey, General Obligation Bonds,
                Series 2004:
        1,690    5.000%, 9/01/16 - AMBAC Insured                                      9/14 at 100.00         Aaa          1,779,604
        1,865    4.750%, 9/01/18 - AMBAC Insured                                      9/14 at 100.00         Aaa          1,917,668

------------------------------------------------------------------------------------------------------------------------------------
       35,845   Total Tax Obligation/General                                                                             37,371,434
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 28.1% (18.3% OF TOTAL INVESTMENTS)

                Bergen County Improvement Authority, New Jersey, Guaranteed
                Lease Revenue Bonds, County Administration Complex Project,
                Series 2003:
        1,795    5.000%, 11/15/17                                                    11/13 at 100.00         Aaa          1,887,407
        2,000    5.000%, 11/15/18                                                    11/13 at 100.00         Aaa          2,098,200

        1,775   Bergen County Improvement Authority, New Jersey, Guaranteed             No Opt. Call         Aaa          1,871,773
                 Lease Revenue Bonds, County Administration Complex Project,
                 Series 2005, 5.000%, 11/15/26


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,225   Essex County Improvement Authority, New Jersey, General              10/13 at 100.00         Aaa     $    2,273,016
                 Obligation Lease Revenue Bonds, Correctional Facilities
                 Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

       10,000   Essex County Improvement Authority, New Jersey, Lease                   No Opt. Call         Aaa         10,522,198
                 Revenue Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

        2,650   Garden State Preservation Trust, New Jersey, Open Space                 No Opt. Call         AAA          2,840,376
                 and Farmland Preservation Bonds, Series 2005C,
                 5.125%, 11/01/18 - FSA Insured

                Gloucester County Improvement Authority, New Jersey, Lease
                Revenue Bonds, Series 2005A:
        1,100    5.000%, 9/01/18 - MBIA Insured                                       9/15 at 100.00         AAA          1,147,179
        1,000    5.000%, 9/01/21 - MBIA Insured                                       9/15 at 100.00         AAA          1,033,750
        1,420    5.000%, 9/01/22 -MBIA Insured                                        9/15 at 100.00         AAA          1,464,702

                Hudson County Improvement Authority, New Jersey, County
                Secured Lease Revenue Bonds, County Services Building
                Project, Series 2005:
        1,090    5.000%, 4/01/25 - AMBAC Insured                                      4/15 at 100.00         AAA          1,118,286
        2,525    5.000%, 4/01/35 - AMBAC Insured                                      4/15 at 100.00         AAA          2,572,319

        1,445   Lower Township Municipal Utilities Authority, Cape                      No Opt. Call         Aaa          1,510,213
                 May County, New Jersey, Revenue Bonds, Series 2003D,
                 5.000%, 12/01/16 - FGIC Insured

                Middlesex County Improvement Authority, New Jersey, County
                Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
        1,000    5.250%, 9/15/16                                                      9/13 at 100.00         AAA          1,065,620
        2,000    5.250%, 9/15/18                                                      9/13 at 100.00         AAA          2,127,260
        1,000    5.250%, 9/15/21                                                      9/13 at 100.00         AAA          1,060,510

        4,000   New Jersey Economic Development Authority, Cigarette                  6/14 at 100.00         BBB          4,188,480
                 Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34

        4,675   New Jersey Economic Development Authority, Lease Revenue              3/15 at 100.00         AAA          4,795,381
                 Bonds, Liberty State Park Project, Series 2005C,
                 5.000%, 3/01/27 - FSA Insured

        7,000   New Jersey Economic Development Authority, Revenue Bonds,             7/14 at 100.00         AAA          7,458,430
                 Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
                 MBIA Insured

        2,000   New Jersey Educational Facilities Authority, Revenue Bonds,           9/12 at 100.00         AAA          2,114,640
                 Higher Education Capital Improvement Bonds, Fund Issue,
                 Series 2002A, 5.250%, 9/01/19 - AMBAC Insured

        1,925   New Jersey Educational Facilities Authority, Revenue Bonds,             No Opt. Call         AAA          2,032,377
                 Higher Education Capital Improvement Fund, Series 2005A,
                 5.000%, 9/01/15 - FSA Insured

        2,500   New Jersey Health Care Facilities Financing Authority, Lease          9/13 at 100.00         AA-          2,532,275
                 Revenue Bonds, Department of Human Services - Greystone
                 Park Psychiatric Hospital, Series 2003, 5.000%, 9/15/25

        2,885   New Jersey Health Care Facilities Financing Authority,                9/15 at 100.00         AAA          3,007,613
                 Lease Revenue Bonds, Department of Human Services -
                 Greystone Park Psychiatric Hospital, Series 2005,
                 5.000%, 9/15/18 - AMBAC Insured

        3,405   New Jersey Transit Corporation, Lease Appropriation Bonds,            9/15 at 100.00         AAA          3,533,266
                 Series 2005A, 5.000%, 9/15/18 - FGIC Insured

                New Jersey Transportation Trust Fund Authority, Federal
                Highway Aid Grant Anticipation Bonds, Series 2006:
        1,075    5.000%, 6/15/17 - FGIC Insured                                       6/16 at 100.00         AAA          1,125,299
        1,900    5.000%, 6/15/18 - FGIC Insured                                       6/16 at 100.00         AAA          1,982,517

        4,200   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AAA          4,604,544
                 System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

        3,890   New Jersey Transportation Trust Fund Authority, Transportation        6/15 at 100.00         AAA          4,033,463
                 System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

        4,300   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-          4,704,028
                 System Bonds, Series 2006A, 5.500%, 12/15/22

        1,625   Passaic County Improvement Authority, New Jersey, Lease               5/15 at 100.00         Aaa          1,660,409
                 Revenue Bonds, Preakness Healthcare Center Project,
                 Series 2005, 5.000%, 5/01/30 - AMBAC Insured

        1,315   Puerto Rico Convention Center District Authority, Hotel               7/16 at 100.00         AAA          1,267,805
                 Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 -
                 CIFG Insured

------------------------------------------------------------------------------------------------------------------------------------
       79,720   Total Tax Obligation/Limited                                                                             83,633,336
------------------------------------------------------------------------------------------------------------------------------------


                                       27

                        Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 26.6% (17.3% OF TOTAL INVESTMENTS)

$       2,250   Casino Reinvestment Development Authority, New Jersey,                6/15 at 100.00         AAA     $    2,366,865
                 Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 -
                 MBIA Insured

                Delaware River and Bay Authority, Delaware and New Jersey,
                Revenue Bonds, Series 2005:
        2,000    5.000%, 1/01/25 - MBIA Insured                                       1/15 at 100.00         AAA          2,059,320
        4,050    5.000%, 1/01/26 - MBIA Insured                                       1/15 at 100.00         AAA          4,164,372
        1,500    5.000%, 1/01/27 - MBIA Insured                                       1/15 at 100.00         AAA          1,541,295
        2,500    5.000%, 1/01/28 - MBIA Insured                                       1/15 at 100.00         AAA          2,565,300

        3,500   Delaware River Port Authority, New Jersey and Pennsylvania,           1/10 at 100.00         AAA          3,693,655
                 Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

        2,960   Delaware River Port Authority, Pennsylvania and New Jersey,           1/12 at 100.00         AAA          3,062,179
                 Revenue Refunding Bonds, Port District Project, Series 2001A,
                 5.200%, 1/01/27 - FSA Insured

        3,000   New Jersey Economic Development Authority, Revenue Bonds,            11/06 at 100.00         CCC          2,999,580
                 American Airlines Inc., Series 1991, 7.100%, 11/01/31
                 (Alternative Minimum Tax)

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          495    6.500%, 1/01/16                                                        No Opt. Call           A            562,538
          160    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA            182,515

        9,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          9,854,823
                 5.000%, 1/01/19 - FGIC Insured

        4,660   New Jersey Turnpike Authority, Revenue Bonds, Series 2005C,           1/15 at 100.00         AAA          4,761,961
                 5.000%, 1/01/35 - FSA Insured

        1,250   Newark Housing Authority, New Jersey, Port Authority Terminal         1/14 at 100.00         AAA          1,311,163
                 Revenue Bonds, Series 2004, 5.250%, 1/01/21 - MBIA Insured

        7,000   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AAA          7,198,590
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/28 - XLCA Insured

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Twenty-Fifth Series 2002:
        2,280    5.000%, 10/15/26 - FSA Insured                                       4/12 at 101.00         AAA          2,338,254
        5,000    5.000%, 4/15/32 - FSA Insured                                        4/12 at 101.00         AAA          5,109,350

                Port Authority of New York and New Jersey, Special Project
                Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
        3,500    7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)              No Opt. Call         AAA          3,997,665
        6,605    5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)           12/07 at 102.00         AAA          6,884,325
       12,130    5.750%, 12/01/25 - MBIA Insured (Alternative Minimum Tax)           12/07 at 100.00         AAA         12,413,718

        2,000   South Jersey Port Corporation, New Jersey, Marine Terminal            1/13 at 100.00           A          2,031,500
                 Revenue Refunding Bonds, Series 2002K, 5.100%, 1/01/33

------------------------------------------------------------------------------------------------------------------------------------
       76,340   Total Transportation                                                                                     79,098,968
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 15.5% (10.1% OF TOTAL INVESTMENTS) (4)

        3,320   Atlantic County Improvement Authority, New Jersey,                   11/10 at 100.00         Aaa          3,514,286
                 Egg Harbor Township Golf Corporation Township Guaranteed
                 Revenue Bonds, Series 2000, 5.400%, 11/01/30 (Pre-refunded
                 11/01/10) - AMBAC Insured

        3,275   Delaware River and Bay Authority, Delaware and New Jersey,            1/10 at 101.00         AAA          3,501,859
                 Revenue Bonds, Series 2000A, 5.750%, 1/01/29 (Pre-refunded
                 1/01/10) - AMBAC Insured

                Garden State Preservation Trust, New Jersey, Open Space and
                Farmland Preservation Bonds, Series 2003A:
        3,000    5.000%, 11/01/20 (Pre-refunded 11/01/13) - FSA Insured              11/13 at 100.00         AAA          3,180,720
        3,365    5.000%, 11/01/21 (Pre-refunded 11/01/13) - FSA Insured              11/13 at 100.00         AAA          3,567,708

        3,000   New Jersey Economic Development Authority, School Facilities          6/13 at 100.00         AAA          3,221,430
                 Construction Bonds, Series 2003F, 5.250%, 6/15/21
                 (Pre-refunded 6/15/13) - FGIC Insured

        5,670   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA          5,961,098
                 System Bonds, Series 2001B, 5.000%, 12/15/21
                 (Pre-refunded 12/15/11) - MBIA Insured


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2003C:
$       3,000    5.500%, 6/15/17 (Pre-refunded 6/15/13)                               6/13 at 100.00         AAA     $    3,270,360
        3,000    5.500%, 6/15/18 (Pre-refunded 6/15/13)                               6/13 at 100.00         AAA          3,266,550

        3,110   New Jersey Transportation Trust Fund Authority, Transportation        6/15 at 100.00         Aaa          3,309,631
                 System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded
                 6/15/15) - FSA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          170    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA            194,584
           55    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call         AAA             62,954
        2,505    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA          2,867,248
          760    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call         AAA            869,904

        7,500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          7,955,325
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/34

        1,230   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00         AAA          1,298,167
                 Series 2001, 5.125%, 7/01/30 (Pre-refunded 7/01/11) -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       42,960   Total U.S. Guaranteed                                                                                    46,041,824
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.5% (3.0% OF TOTAL INVESTMENTS)

        3,500   Camden County Pollution Control Financing Authority,                 12/06 at 100.00        Baa3          3,518,585
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991A, 7.500%, 12/01/10
                 (Alternative Minimum Tax)

        1,730   Camden County Pollution Control Financing Authority,                 12/06 at 100.00        Baa3          1,754,116
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

        2,055   Mercer County Improvement Authority, New Jersey, Solid Waste         12/13 at 100.00         AAA          2,156,209
                 Revenue Bonds, Regional Sludge Project, Series 2003,
                 5.000%, 12/15/14 - FGIC Insured

          400   New Jersey Economic Development Authority, Pollution Control          7/06 at 100.50        Baa3            405,952
                 Revenue Bonds, Jersey Central Power and Light Company,
                 Series 1985, 7.100%, 7/01/15

        2,500   Salem County Pollution Control Financing Authority, New Jersey,       4/12 at 101.00        Baa1          2,645,900
                 Pollution Control Revenue Refunding Bonds, PSEG Power LLC
                 Project, Series 2001A, 5.750%, 4/01/31 (Alternative
                 Minimum Tax)

        3,000   Union County Utilities Authority, New Jersey, Solid Waste             6/08 at 101.00         AAA          3,016,290
                 Facility Senior Lien Revenue Bonds, Ogden Martin Systems
                 of Union Inc., Series 1998A, 5.000%, 6/01/23 - AMBAC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       13,185   Total Utilities                                                                                          13,497,052
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 7.8% (5.1% OF TOTAL INVESTMENTS)

        3,000   Jersey City Municipal Utilities Authority, Hudson County,             7/08 at 102.00         AAA          3,073,860
                 New Jersey, Sewer Revenue Bonds, Series 2001A-2,
                 5.200%, 7/15/21 - FGIC Insured (Alternative Minimum Tax)

                Lacey Municipal Utilities Authority, Ocean County, New Jersey,
                Water Revenue Bonds, Series 2003B:
        1,750    5.000%, 12/01/17 - FGIC Insured                                     12/13 at 100.00         Aaa          1,828,750
        1,835    5.000%, 12/01/18 - FGIC Insured                                     12/13 at 100.00         Aaa          1,911,648
        1,000    5.000%, 12/01/19 - FGIC Insured                                     12/13 at 100.00         Aaa          1,039,200

        7,500   New Jersey Economic Development Authority, Water Facilities          11/06 at 102.00         Aaa          7,707,450
                 Revenue Bonds, American Water Company, Series 1996,
                 6.000%, 5/01/36 - FGIC Insured (Alternative Minimum Tax)


                                       29

                        Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                North Hudson Sewerage Authority, New Jersey, Sewerage
                Revenue Refunding Bonds, Series 2002A:
$       3,000    5.250%, 8/01/16 - FGIC Insured                                       8/12 at 100.00         Aaa     $    3,176,100
        3,000    5.250%, 8/01/18 - FGIC Insured                                       8/12 at 100.00         Aaa          3,169,980

        1,250   Ocean County Utilities Authority, New Jersey, Wastewater              1/11 at 101.00         Aa1          1,293,400
                 Revenue Refunding Bonds, Series 2000, 5.000%, 1/01/18

------------------------------------------------------------------------------------------------------------------------------------
       22,335   Total Water and Sewer                                                                                    23,200,388
------------------------------------------------------------------------------------------------------------------------------------
$     438,433   Total Investments (cost $448,513,588) - 153.4%                                                          456,556,627
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                      2,982,383
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.4)%                                                       (162,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  297,539,010
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
                        Portfolio of
                                INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.6% (0.3% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center
                Project, Series 2005A:
$         480    5.000%, 1/01/32                                                      1/15 at 100.00        Baa3     $      462,259
          415    5.125%, 1/01/37                                                      1/15 at 100.00        Baa3            405,609

------------------------------------------------------------------------------------------------------------------------------------
          895   Total Consumer Discretionary                                                                                867,868
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 5.3% (3.6% OF TOTAL INVESTMENTS)

        3,145   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          3,283,254
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        3,520    6.125%, 6/01/24                                                      6/13 at 100.00         BBB          3,764,992
        2,250    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          2,444,738

------------------------------------------------------------------------------------------------------------------------------------
        8,915   Total Consumer Staples                                                                                    9,492,984
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 19.1% (12.8% OF TOTAL INVESTMENTS)

        1,125   New Jersey Economic Development Authority, Revenue Bonds,             6/15 at 100.00         AAA          1,157,164
                 The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 -
                 AMBAC Insured

        2,840   New Jersey Economic Development Authority, Revenue Bonds,               No Opt. Call         N/R          3,323,567
                 Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18

          500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00           A            503,640
                 Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 -
                 ACA Insured

          300   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            315,141
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

          595   New Jersey Educational Facilities Authority, Revenue Bonds,           7/16 at 100.00         AAA            609,833
                 Kean University, Series 2005B, 5.000%, 7/01/30 - MBIA Insured

        1,245   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA          1,312,205
                 Montclair State University, Series 2004L, 5.125%, 7/01/19 -
                 MBIA Insured

        2,080   New Jersey Educational Facilities Authority, Revenue Bonds,           7/15 at 100.00         AAA          2,130,752
                 Montclair State University, Series 2005F, 5.000%, 7/01/32 -
                 FGIC Insured

          970   New Jersey Educational Facilities Authority, Revenue Bonds,           7/16 at 100.00         Aaa            994,182
                 Montclair State University, Series 2006, 5.000%, 7/01/36
                 (WI/DD, Settling 7/06/06) - AMBAC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds, New
                Jersey Institute of Technology, Series 2004B:
        1,375    5.000%, 7/01/18 - AMBAC Insured                                      1/14 at 100.00         AAA          1,435,266
          725    5.000%, 7/01/19 - AMBAC Insured                                      1/14 at 100.00         AAA            756,262
        1,530    4.750%, 7/01/20 - AMBAC Insured                                      1/14 at 100.00         AAA          1,553,639
        1,125    4.250%, 7/01/24 - AMBAC Insured                                      1/14 at 100.00         AAA          1,058,085

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Ramapo College, Series 2004H:
        1,640    5.000%, 7/01/18 - FGIC Insured                                       7/14 at 100.00         AAA          1,715,916
        1,040    5.000%, 7/01/23 - FGIC Insured                                       7/14 at 100.00         AAA          1,071,450

          300   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00          AA            318,216
                 Rider University, Series 2004A, 5.500%, 7/01/23 - RAAI Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/13 at 100.00         AAA          1,041,150
                 Rowan University, Series 2003I, 5.125%, 7/01/21 - FGIC Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Rowan University, Series 2004C:
          905    5.000%, 7/01/15 - MBIA Insured                                       7/14 at 100.00         AAA            952,205
          400    5.000%, 7/01/20 - MBIA Insured                                       7/14 at 100.00         AAA            415,248


                                       31

                        Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         235   New Jersey Educational Facilities Authority, Revenue Bonds,           7/06 at 100.00          A-     $      235,942
                 Trenton State College Issue, Series 1976D, 6.750%, 7/01/08

          210   New Jersey Higher Education Assistance Authority, Student             7/06 at 100.00          A+            210,326
                 Loan Revenue Bonds, New Jersey Class Loan Program,
                 Series 1992A, 6.125%, 7/01/09 (Alternative Minimum Tax)

        1,960   New Jersey Higher Education Assistance Authority, Student             6/09 at 101.00         AAA          1,982,579
                 Loan Revenue Bonds, Series 1999A, 5.250%, 6/01/18 -
                 MBIA Insured (Alternative Minimum Tax)

                New Jersey Higher Education Assistance Authority, Student
                Loan Revenue Bonds, Series 2000A:
        1,795    5.700%, 6/01/08 - MBIA Insured (Alternative Minimum Tax)               No Opt. Call         AAA          1,832,354
        1,200    6.000%, 6/01/15 - MBIA Insured (Alternative Minimum Tax)             6/10 at 101.00         AAA          1,230,372

        2,000   Rutgers State University, New Jersey, Revenue Bonds,                  5/14 at 100.00         AAA          2,041,720
                 Series 2004E, 5.000%, 5/01/34 - FGIC Insured

        2,025   University of Medicine and Dentistry of New Jersey,                   4/13 at 100.00         AAA          2,087,147
                 Certificates of Participation, Child Health Institute, LLC,
                 Series 2003, 5.000%, 4/15/21 - AMBAC Insured

        1,000   University of Medicine and Dentistry of New Jersey,                   6/14 at 100.00         AAA          1,018,710
                 Certificates of Participation, University Housing Associates,
                 LLC, Series 2004, 5.000%, 6/15/29 - MBIA Insured

        2,750   University of Medicine and Dentistry of New Jersey,                  12/12 at 100.00         AAA          2,802,030
                 Revenue Bonds, Series 2002A, 5.000%, 12/01/31 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       32,870   Total Education and Civic Organizations                                                                  34,105,101
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 1.0% (0.6% OF TOTAL INVESTMENTS)

        1,500   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3          1,614,765
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.0% (10.0% OF TOTAL INVESTMENTS)

                Camden County Improvement Authority, New Jersey, Revenue
                Bonds, Cooper Health System, Series 2004A:
          185    5.000%, 2/15/25                                                      2/15 at 100.00         BBB            183,307
          620    5.750%, 2/15/34                                                      8/14 at 100.00         BBB            646,245

          240   New Jersey Health Care Facilities Financing Authority,                7/15 at 100.00        Baa3            245,210
                 Revenue Bonds, Children's Specialized Hospital, Series 2005A,
                 5.500%, 7/01/36

        2,900   New Jersey Health Care Facilities Financing Authority,                1/10 at 101.00          A2          3,054,222
                 Revenue Bonds, Hackensack University Medical Center,
                 Series 2000, 6.000%, 1/01/34

          375   New Jersey Health Care Facilities Financing Authority,                7/16 at 100.00          A-            374,156
                 Revenue Bonds, Hunterdon Medical Center, Series 2006,
                 5.125%, 7/01/35

        3,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/11 at 100.00          A2          3,648,365
                 Bonds, Kennedy Health System Obligated Group, Series 2001,
                 5.625%, 7/01/31

        1,800   New Jersey Health Care Facilities Financing Authority, Revenue        7/09 at 101.00         AAA          1,896,930
                 Bonds, Meridian Health System Obligated Group, Series 1999,
                 5.625%, 7/01/12 - FSA Insured

          465   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 101.00        BBB-            505,213
                 Bonds, Palisades Medical Center of New York Presbyterian
                 Healthcare System, Series 2002, 6.625%, 7/01/31

        1,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/15 at 100.00          AA          1,510,275
                 Bonds, RWJ Health Care Corporation, Series 2005B,
                 5.000%, 7/01/35 - RAAI Insured

        2,000   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 100.00         AAA          2,111,620
                 Bonds, Society of the Valley Hospital Obligated Group,
                 Series 2000, 5.750%, 7/01/15 - AMBAC Insured

        1,875   New Jersey Health Care Facilities Financing Authority, Revenue        7/13 at 100.00        Baa3          1,896,150
                 Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/33

        3,000   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 100.00        Baa1          3,157,680
                 Bonds, South Jersey Hospital System, Series 2002,
                 5.875%, 7/01/21

        1,270   New Jersey Health Care Facilities Financing Authority, Revenue        7/14 at 100.00          AA          1,325,182
                 Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 -
                 RAAI Insured

          545   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 101.00        BBB-            597,413
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,130   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00           A     $    1,190,229
                 Revenue Refunding Bonds, Atlantic City Medical Center,
                 Series 2002, 5.750%, 7/01/25

        1,710   New Jersey Health Care Facilities Financing Authority,                1/12 at 100.00          AA          1,728,417
                 Revenue Refunding Bonds, Bayshore Community Hospital,
                 Series 2002, 5.000%, 7/01/22 - RAAI Insured

           25   New Jersey Health Care Facilities Financing Authority, Revenue        7/07 at 102.00        BBB-             25,749
                 Refunding Bonds, St. Elizabeth Hospital Obligated Group,
                 Series 1997, 6.000%, 7/01/27

        2,650   Puerto Rico Industrial, Tourist, Educational, Medical and            12/06 at 101.50        Baa1          2,704,908
                 Environmental Control Facilities Financing Authority,
                 Adjustable Rate Industrial Revenue Bonds, American Home
                 Products Corporation, Series 1983A, 5.100%, 12/01/18

------------------------------------------------------------------------------------------------------------------------------------
       25,790   Total Health Care                                                                                        26,801,271
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.5% (3.0% OF TOTAL INVESTMENTS)
          340   Essex County Improvement Authority, New Jersey, FNMA                 11/12 at 100.00         Aaa            337,498
                 Enhanced Multifamily Revenue Bonds, Mount Carmel Towers,
                 Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)

          530   Long Branch Housing Finance Corporation New Jersey,                  10/06 at 100.00         N/R            533,270
                 Housing Revenue Bonds, Washington Manor Associates Ltd.
                 Section 8 Assisted Elderly Project, Series 1980,
                 10.000%, 10/01/11

        7,000   New Jersey Housing and Mortgage Finance Agency,                      11/07 at 101.50         AAA          7,218,119
                 Multifamily Housing Revenue Bonds, Series 1997A,
                 5.550%, 5/01/27 - AMBAC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,870   Total Housing/Multifamily                                                                                 8,088,887
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.7% (1.1% OF TOTAL INVESTMENTS)

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Program Revenue Bonds, Series 1997U:
        1,965    5.700%, 10/01/14 - MBIA Insured (Alternative Minimum Tax)           10/07 at 101.50         AAA          2,012,337
          535    5.850%, 4/01/29 - MBIA Insured (Alternative Minimum Tax)            10/07 at 101.50         AAA            547,669

          500   New Jersey Housing and Mortgage Finance Agency,                         No Opt. Call         AAA            506,295
                 Home Buyer Program Revenue Bonds, Series 2000CC,
                 4.600%, 10/01/09 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Housing/Single Family                                                                               3,066,301
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.1% (0.7% OF TOTAL INVESTMENTS)

          750   New Jersey Economic Development Authority, First Mortgage            11/14 at 100.00         N/R            785,805
                 Revenue Bonds, Winchester Gardens at Wards Homestead,
                 Series 2004A, 5.800%, 11/01/31

        1,000   New Jersey Economic Development Authority, Revenue Bonds,             6/11 at 102.00          A+          1,051,870
                 Masonic Charity Foundation of New Jersey, Series 2001,
                 5.500%, 6/01/21

------------------------------------------------------------------------------------------------------------------------------------
        1,750   Total Long-Term Care                                                                                      1,837,675
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 15.2% (10.1% OF TOTAL INVESTMENTS)

        2,075   Egg Harbor Township School District, Atlantic County,                 4/15 at 100.00         Aaa          2,131,855
                 New Jersey, General Obligation Bonds, Series 2005,
                 5.000%, 4/01/27 - MBIA Insured

        2,460   Freehold Regional High School District, Monmouth County Board           No Opt. Call         AAA          2,628,362
                 of Education, New Jersey, School District Refunding Bonds,
                 Series 2001, 5.000%, 3/01/17 - FGIC Insured

        2,500   Jersey City, New Jersey, General Obligation Bonds, Series 2006A,      9/16 at 100.00         AAA          2,589,600
                 5.000%, 9/01/22 - AMBAC Insured

        1,500   Jersey City, New Jersey, General Obligation Public Improvement        9/11 at 102.00         AAA          1,553,340
                 Bonds, Series 2003B, 5.000%, 9/01/20 - FSA Insured

        2,000   Manalapan-Englishtown Regional Board of Education,                   10/13 at 100.00         AAA          2,053,060
                 New Jersey, General Obligation Bonds, Series 2003,
                 5.000%, 10/01/27 - MBIA Insured

                New Jersey, General Obligation Bonds, Series 1992D:
        2,580    6.000%, 2/15/11                                                        No Opt. Call          AA          2,797,236
        1,560    6.000%, 2/15/13                                                        No Opt. Call          AA          1,727,778

          720   New Jersey, General Obligation Bonds, Series 2005L,                     No Opt. Call         AAA            775,836
                 5.250%, 7/15/16 - AMBAC Insured

        4,000   Passaic County, New Jersey, General Improvement Refunding               No Opt. Call         AAA          4,192,160
                 Bonds, Series 1993, 5.125%, 9/01/12 - FGIC Insured


                                       33

                        Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Stafford Township Board of Education, Ocean County, New Jersey,
                General Obligation Bonds, Series 2003:
$       1,350    5.250%, 1/15/18 - FSA Insured                                        1/12 at 100.00         Aaa     $    1,420,430
        1,100    5.250%, 1/15/19 - FSA Insured                                        1/12 at 100.00         Aaa          1,157,387

        2,085   Washington Township Board of Education, Gloucester County,            2/13 at 100.00         Aaa          2,179,054
                 New Jersey, General Obligation Bonds, Series 2004,
                 5.000%, 2/01/15 - MBIA Insured

        1,780   West Deptford Township, New Jersey, General Obligation Bonds,         9/14 at 100.00         Aaa          1,834,842
                 Series 2004, 4.750%, 9/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,710   Total Tax Obligation/General                                                                             27,040,940
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 32.5% (21.7% OF TOTAL INVESTMENTS)

                Bergen County Improvement Authority, New Jersey, Guaranteed
                Lease Revenue Bonds, County Administration Complex Project,
                Series 2003:
        1,200    5.000%, 11/15/17                                                    11/13 at 100.00         Aaa          1,261,776
        1,145    5.000%, 11/15/18                                                    11/13 at 100.00         Aaa          1,201,220

        1,000   Bergen County Improvement Authority, New Jersey, Guaranteed             No Opt. Call         Aaa          1,054,520
                 Lease Revenue Bonds, County Administration Complex Project,
                 Series 2005, 5.000%, 11/15/26

        2,225   Essex County Improvement Authority, New Jersey, General              10/13 at 100.00         Aaa          2,273,016
                 Obligation Lease Revenue Bonds, Correctional Facilities
                 Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

        5,515   Essex County Improvement Authority, New Jersey, Lease                12/13 at 100.00         Aaa          5,789,316
                 Revenue Bonds, Series 2003, 5.125%, 12/15/19 - FSA Insured

        1,225   Garden State Preservation Trust, New Jersey, Open Space and             No Opt. Call         AAA          1,313,004
                 Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 -
                 FSA Insured

                Hudson County Improvement Authority, New Jersey, County Secured
                Lease Revenue Bonds, County Services Building Project, Series 2005:
        1,185    5.000%, 4/01/25 - AMBAC Insured                                      4/15 at 100.00         AAA          1,215,751
        2,755    5.000%, 4/01/35 - AMBAC Insured                                      4/15 at 100.00         AAA          2,806,629

                Middlesex County Improvement Authority, New Jersey, County
                Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
        1,000    5.250%, 9/15/16                                                      9/13 at 100.00         AAA          1,065,620
        1,705    5.250%, 9/15/17                                                      9/13 at 100.00         AAA          1,813,609
        1,000    5.250%, 9/15/21                                                      9/13 at 100.00         AAA          1,060,510

        2,540   New Jersey Economic Development Authority, Cigarette                  6/14 at 100.00         BBB          2,659,685
                 Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34

        4,200   New Jersey Economic Development Authority, Revenue Bonds,             7/14 at 100.00         AAA          4,475,058
                 Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
                 MBIA Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           9/12 at 100.00         AAA          1,057,320
                 Higher Education Capital Improvement Bonds, Fund Issue,
                 Series 2002A, 5.250%, 9/01/19 - AMBAC Insured

        2,720   New Jersey Health Care Facilities Financing Authority, Lease          9/13 at 100.00         AA-          2,755,115
                 Revenue Bonds, Department of Human Services - Greystone
                 Park Psychiatric Hospital, Series 2003, 5.000%, 9/15/25

        4,000   New Jersey Health Care Facilities Financing Authority, Lease          9/15 at 100.00         AAA          4,096,080
                 Revenue Bonds, Department of Human Services - Greystone
                 Park Psychiatric Hospital, Series 2005, 5.000%, 9/15/28 -
                 AMBAC Insured

        1,500   New Jersey Sports and Exposition Authority, Convention Center           No Opt. Call         AAA          1,660,995
                 Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 - MBIA Insured

        3,000   New Jersey Transit Corporation, Certificates of Participation,          No Opt. Call         AAA          3,250,230
                 Federal Transit Administration Grants, Series 2002A,
                 5.500%, 9/15/14 - AMBAC Insured

        1,875   New Jersey Transit Corporation, Lease Appropriation Bonds,            9/15 at 100.00         AAA          1,945,631
                 Series 2005A, 5.000%, 9/15/18 - FGIC Insured

                New Jersey Transportation Trust Fund Authority, Federal
                Highway Aid Grant Anticipation Bonds, Series 2006:
          400    5.000%, 6/15/17 - FGIC Insured                                       6/16 at 100.00         AAA            418,716
          715    5.000%, 6/15/18 - FGIC Insured                                       6/16 at 100.00         AAA            746,052


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,600   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AAA     $    2,850,432
                 System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

        2,000   New Jersey Transportation Trust Fund Authority, Transportation       12/15 at 100.00         AAA          2,126,360
                 System Bonds, Series 2005B, 5.250%, 12/15/18 - FGIC Insured

        1,110   New Jersey Transportation Trust Fund Authority, Transportation        6/15 at 100.00         AAA          1,150,937
                 System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

        1,700   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-          1,859,732
                 System Bonds, Series 2006A, 5.500%, 12/15/22

          780   Puerto Rico Convention Center District Authority, Hotel Occupancy     7/16 at 100.00         AAA            752,006
                 Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 -
                 CIFG Insured

        2,745   Union County Improvement Authority, New Jersey, General               3/13 at 100.00         Aaa          2,795,124
                 Obligation Lease Revenue Bonds, Plainfield Park Madison
                 Redevelopment Project, Series 2003, 5.000%, 3/01/34 -
                 FSA Insured

        2,445   Union County Improvement Authority, New Jersey, General               6/13 at 100.00         Aa1          2,514,340
                 Obligation Lease Revenue Bonds, Series 2003, 5.000%, 6/15/23

------------------------------------------------------------------------------------------------------------------------------------
       55,285   Total Tax Obligation/Limited                                                                             57,968,784
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 21.9% (14.6% OF TOTAL INVESTMENTS)

        2,750   Casino Reinvestment Development Authority, New Jersey,                6/15 at 100.00         AAA          2,892,835
                 Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 -
                 MBIA Insured

                Delaware River and Bay Authority, Delaware and New Jersey,
                Revenue Bonds, Series 2005:
        2,500    5.000%, 1/01/27 - MBIA Insured                                       1/15 at 100.00         AAA          2,568,825
        4,000    5.000%, 1/01/28 - MBIA Insured                                       1/15 at 100.00         AAA          4,104,480

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
        1,365    6.500%, 1/01/16                                                        No Opt. Call           A          1,551,241
          565    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA            644,507
          345    6.500%, 1/01/16 - AMBAC Insured                                        No Opt. Call         AAA            393,548

        5,750   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          5,964,762
                 5.000%, 1/01/19 - FGIC Insured

        1,995   New Jersey Turnpike Authority, Revenue Bonds, Series 2005C,           1/15 at 100.00         AAA          2,038,651
                 5.000%, 1/01/35 - FSA Insured

          750   Newark Housing Authority, New Jersey, Port Authority Terminal         1/14 at 100.00         AAA            786,697
                 Revenue Bonds, Series 2004, 5.250%, 1/01/21 - MBIA Insured

        2,750   Passaic County Improvement Authority, New Jersey, Revenue             4/15 at 100.00         Aaa          2,791,828
                 Bonds, Paterson Parking Deck Facility, Series 2005,
                 5.000%, 4/15/35 - FSA Insured

        4,000   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AAA          4,113,480
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/28 - XLCA Insured

        2,000   Port Authority of New York and New Jersey, Consolidated               4/12 at 101.00         AAA          2,043,740
                 Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                 5.000%, 4/15/32 - FSA Insured

        8,000   Port Authority of New York and New Jersey, Special Project           12/07 at 102.00         AAA          8,338,315
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)

          850   Trenton Parking Authority, Mercer County, New Jersey,                10/13 at 100.00         Aaa            873,877
                 Guaranteed Parking System Revenue Bonds, Series 2003,
                 5.000%, 10/01/24 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       37,620   Total Transportation                                                                                     39,106,786
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 16.2% (10.8% OF TOTAL INVESTMENTS) (4)

                Garden State Preservation Trust, New Jersey, Open Space and
                Farmland Preservation Bonds, Series 2003A:
        1,750    5.000%, 11/01/20 (Pre-refunded 11/01/13) - FSA Insured              11/13 at 100.00         AAA          1,855,420
        1,965    5.000%, 11/01/21 (Pre-refunded 11/01/13) - FSA Insured              11/13 at 100.00         AAA          2,083,372

        3,425   New Jersey Economic Development Authority, School Facilities          6/13 at 100.00         AAA          3,677,799
                 Construction Bonds, Series 2003F, 5.250%, 6/15/21
                 (Pre-refunded 6/15/13) - FGIC Insured

        2,025   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA          2,226,488
                 System Bonds, Series 2001B, 6.000%, 12/15/19 (Pre-refunded
                 12/15/11) - MBIA Insured

        2,000   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          2,177,700
                 System Bonds, Series 2003C, 5.500%, 6/15/18 (Pre-refunded
                 6/15/13)


                                       35

                        Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$         890   New Jersey Transportation Trust Fund Authority, Transportation        6/15 at 100.00         Aaa     $      947,129
                 System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded
                 6/15/15) - FSA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          465    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA            532,244
          195    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call         AAA            223,199
          120    6.500%, 1/01/16 - AMBAC Insured (ETM)                                  No Opt. Call         AAA            137,353
                 6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA          7,542,979
        1,760    6.500%, 1/01/16 - AMBAC Insured (ETM)                                  No Opt. Call         AAA          2,014,514
        2,745    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call         AAA          3,141,954

          350   Trenton Parking Authority, Mercer County, New Jersey,                10/13 at 100.00         Aaa            371,035
                 Guaranteed Parking System Revenue Bonds, Series 2003,
                 5.000%, 10/01/24 (Pre-refunded 10/01/13) - FGIC Insured

        1,800   Woodbridge Township, Middlesex County, New Jersey, Sewer              7/09 at 102.00         Aaa          1,904,652
                 Utility Bonds, Series 1999, 5.300%, 7/01/20 (Pre-refunded
                 7/01/09) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,080   Total U.S. Guaranteed                                                                                    28,835,838
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 2.2% (1.5% OF TOTAL INVESTMENTS)

          545   Camden County Pollution Control Financing Authority,                 12/06 at 100.00        Baa3            551,736
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991D, 7.250%, 12/01/10

        1,250   New Jersey Economic Development Authority, Pollution Control            No Opt. Call        Baa1          1,272,438
                 Revenue Refunding Bonds, Public Service Electric and Gas
                 Company, Series 2001A, 5.000%, 3/01/12

        2,125   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA          2,178,423
                 Series 2005RR, 5.000%, 7/01/35 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,920   Total Utilities                                                                                           4,002,597
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 13.7% (9.2% OF TOTAL INVESTMENTS)

                Bayonne Municipal Utilities Authority, New Jersey, Water System
                Revenue Refunding Bonds, Series 2003A:
        1,450    5.000%, 4/01/19 - XLCA Insured                                       4/13 at 100.00         Aaa          1,493,848
        1,250    5.000%, 4/01/24 - XLCA Insured                                       4/13 at 100.00         Aaa          1,276,113

        1,000   Hudson County Improvement Authority, New Jersey, Utility              1/08 at 101.50         AAA          1,031,530
                 System Revenue Bonds, Harrison Franchise Acquisition
                 Project, Series 1997, 5.350%, 1/01/27 - FSA Insured

        1,000   Jersey City Sewer Authority, Hudson County, New Jersey,                 No Opt. Call         AAA          1,113,280
                 Sewer Revenue Refunding Bonds, Series 1993,
                 6.250%, 1/01/14 - AMBAC Insured

        3,100   New Jersey Economic Development Authority, Water Facilities           9/06 at 100.00         AAA          3,173,532
                 Revenue Refunding Bonds, Hackensack Water Company,
                 Series 1994B, 5.900%, 3/01/24 - MBIA Insured (Alternative
                 Minimum Tax)

        6,950   New Jersey Environmental Infrastructure Trust, Environmental          9/11 at 101.00         AAA          7,065,717
                 Infrastructure Bonds, Series 2001A, 4.750%, 9/01/20

        1,650   New Jersey Water Supply Authority, Water Supply Authority             8/15 at 100.00         AAA          1,691,712
                 Bonds, Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 -
                 MBIA Insured

        3,500   North Hudson Sewerage Authority, New Jersey, Sewerage                 8/12 at 100.00         Aaa          3,698,310
                 Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 -
                 FGIC Insured


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,155   Ocean County, New Jersey, Brick Township Municipal                   12/12 at 100.00         Aaa     $    1,223,584
                 Utilities Authority, Revenue Bonds, Series 2002,
                 5.250%, 12/01/18 - FGIC Insured

        1,000   Stony Brook Regional Sewer Authority, Princeton, New Jersey,            No Opt. Call         Aa2          1,053,670
                 Revenue Refunding Bonds, Series 1993B, 5.450%, 12/01/12

        1,500   Wanaque Valley Regional Sewer Authority, Passaic County,                No Opt. Call         AAA          1,655,745
                 New Jersey, Sewer Revenue Refunding Bonds, Series 1993B,
                 5.750%, 9/01/18 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,555   Total Water and Sewer                                                                                    24,477,041
------------------------------------------------------------------------------------------------------------------------------------
$     254,760   Total Investments (cost $261,916,788) - 150.0%                                                          267,306,838
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                      2,492,607
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.4)%                                                        (91,600,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  178,199,445
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
                        Portfolio of
                                INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.5% (0.4% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center
                Project, Series 2005A:
$         260    5.000%, 1/01/32                                                      1/15 at 100.00        Baa3     $      250,390
          230    5.125%, 1/01/37                                                      1/15 at 100.00        Baa3            224,795

           45   New Jersey Economic Development Authority, General Motors               No Opt. Call           B             43,633
                 Corporation, Series 1984, 5.350%, 4/01/09

------------------------------------------------------------------------------------------------------------------------------------
          535   Total Consumer Discretionary                                                                                518,818
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 4.7% (3.2% OF TOTAL INVESTMENTS)

          895   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB            934,344
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

                Tobacco Settlement Financing Corporation, New Jersey,
                Tobacco Settlement Asset-Backed Bonds, Series 2003:
        2,240    6.125%, 6/01/24                                                      6/13 at 100.00         BBB          2,395,904
        1,125    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          1,222,369

------------------------------------------------------------------------------------------------------------------------------------
        4,260   Total Consumer Staples                                                                                    4,552,617
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 22.0% (14.8% OF TOTAL INVESTMENTS)

          250   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            262,618
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

          385   New Jersey Educational Facilities Authority, Revenue Bonds,           7/16 at 100.00         AAA            394,598
                 Kean University, Series 2005B, 5.000%, 7/01/30 - MBIA Insured

          750   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA            787,530
                 Montclair State University, Series 2004L, 5.125%, 7/01/21 -
                 MBIA Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Montclair State University, Series 2005F:
        1,200    5.000%, 7/01/17 - FGIC Insured                                       7/15 at 100.00         AAA          1,258,956
        1,000    5.000%, 7/01/24 - FGIC Insured                                       7/15 at 100.00         AAA          1,031,070
          520    5.000%, 7/01/32 - FGIC Insured                                       7/15 at 100.00         AAA            532,688

          970   New Jersey Educational Facilities Authority, Revenue Bonds,           7/16 at 100.00         Aaa            994,182
                 Montclair State University, Series 2006, 5.000%, 7/01/36
                 (WI/DD, Settling 7/06/06) - AMBAC Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 100.00         AAA          1,049,000
                 New Jersey Institute of Technology, Series 2001G,
                 5.250%, 7/01/18 - MBIA Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           1/14 at 100.00         AAA          1,035,530
                 New Jersey Institute of Technology, Series 2004B,
                 5.000%, 7/01/21 - AMBAC Insured

        1,500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/11 at 101.00         AAA          1,526,835
                 Rowan College, Series 2001C, 5.000%, 7/01/31 - FGIC Insured

          625   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA            642,631
                 Rowan University, Series 2004C, 5.000%, 7/01/24 -
                 MBIA Insured

          630   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA            664,007
                 William Paterson University, Series 2004A, 5.125%, 7/01/19 -
                 FGIC Insured

          300   New Jersey Educational Facilities Authority, Revenue Refunding        7/12 at 100.00          AA            306,468
                 Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 -
                 RAAI Insured

          200   New Jersey Educational Facilities Authority, Revenue Refunding        7/11 at 100.00         AAA            210,492
                 Bonds, Seton Hall University Project, Series 2001A,
                 5.250%, 7/01/16 - AMBAC Insured


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

                New Jersey Educational Facilities Authority, Revenue Refunding
                Bonds, Seton Hall University Project, Series 2001G:
$       3,820    4.875%, 7/01/21 - AMBAC Insured                                      7/11 at 100.00         AAA     $    3,875,848
        1,600    5.000%, 7/01/26 - AMBAC Insured                                      7/11 at 100.00         AAA          1,627,952

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds, University of the Sacred Heart, Series 2001:
        2,000    5.250%, 9/01/21                                                      9/11 at 100.00         BBB          2,029,480
          500    5.250%, 9/01/31                                                      9/11 at 100.00         BBB            504,125

          500   Puerto Rico Industrial, Tourist, Educational, Medical and            12/12 at 101.00        BBB-            511,120
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Refunding Bonds, Ana G. Mendez University
                 System, Series 2002, 5.500%, 12/01/31

        1,905   University of Puerto Rico, University System Revenue Bonds,          12/06 at 100.75         AAA          1,920,869
                 Series 1995M, 5.250%, 6/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,655   Total Education and Civic Organizations                                                                  21,165,999
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 1.1% (0.8% OF TOTAL INVESTMENTS)

        1,000   Virgin Islands, Senior Secured Revenue Bonds, Government              1/13 at 100.00         BBB          1,118,840
                 Refinery Facilities - Hovensa LLC Coker, Series 2002,
                 6.500%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                FINANCIALS - 2.0% (1.3% OF TOTAL INVESTMENTS)

          850   New Jersey Economic Development Authority, Economic                  11/08 at 101.00         N/R            858,789
                 Development Revenue Bonds, Glimcher Properties LP,
                 Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)

          250   New Jersey Economic Development Authority, Industrial                 4/08 at 100.00         Ba3            258,633
                 Development Revenue Refunding Bonds, Newark Airport
                 Marriott Hotel, Series 1996, 7.000%, 10/01/14

          750   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3            807,383
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21

------------------------------------------------------------------------------------------------------------------------------------
        1,850   Total Financials                                                                                          1,924,805
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 16.9% (11.4% OF TOTAL INVESTMENTS)

          310   Camden County Improvement Authority, New Jersey, Revenue              8/14 at 100.00         BBB            323,122
                 Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34

          130   New Jersey Health Care Facilities Financing Authority, Revenue        7/15 at 100.00        Baa3            132,822
                 Bonds, Children's Specialized Hospital, Series 2005A,
                 5.500%, 7/01/36

          180   New Jersey Health Care Facilities Financing Authority, Revenue        7/16 at 100.00          A-            179,595
                 Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35

        3,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/11 at 100.00          A2          3,648,365
                 Bonds, Kennedy Health System Obligated Group, Series 2001,
                 5.625%, 7/01/31

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Robert Wood Johnson University Hospital, Series 2000:
          750    5.750%, 7/01/25                                                      7/10 at 100.00          A2            787,493
        3,000    5.750%, 7/01/31                                                      7/10 at 100.00          A2          3,149,970

        1,000   New Jersey Health Care Facilities Financing Authority, Revenue        7/13 at 100.00        Baa3          1,011,280
                 Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33

        1,350   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 100.00        Baa1          1,420,956
                 Bonds, South Jersey Hospital System, Series 2002,
                 5.875%, 7/01/21

          845   New Jersey Health Care Facilities Financing Authority, Revenue        7/14 at 100.00          AA            881,715
                 Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 -
                 RAAI Insured

          500   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 101.00        BBB-            548,085
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30

        1,500   New Jersey Health Care Facilities Financing Authority, Revenue        1/09 at 101.00         AAA          1,559,460
                 Bonds, Virtua Health System, Series 1998, 5.250%, 7/01/10 -
                 FSA Insured

        2,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/09 at 101.00          A2          2,564,875
                 Refunding Bonds, Burdette Tomlin Memorial Hospital,
                 Series 1999, 5.500%, 7/01/29


                                       39

                        Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$          40   New Jersey Health Care Facilities Financing Authority, Revenue        7/07 at 102.00        BBB-     $       41,198
                 Refunding Bonds, St. Elizabeth Hospital Obligated Group,
                 Series 1997, 6.000%, 7/01/27

------------------------------------------------------------------------------------------------------------------------------------
       15,605   Total Health Care                                                                                        16,248,936
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.3% (1.5% OF TOTAL INVESTMENTS)

          250   New Jersey Economic Development Authority, First Mortgage            11/14 at 100.00         N/R            261,935
                 Revenue Bonds, Winchester Gardens at Wards Homestead,
                 Series 2004A, 5.800%, 11/01/31

                New Jersey Economic Development Authority, Revenue Bonds,
                Masonic Charity Foundation of New Jersey, Series 2001:
        1,000    6.000%, 6/01/25                                                      6/11 at 102.00          A+          1,088,840
          335    5.500%, 6/01/31                                                      6/11 at 102.00          A+            349,475

          500   New Jersey Economic Development Authority, Revenue Bonds,             1/08 at 102.00         BB+            472,995
                 United Methodist Homes of New Jersey Obligated Group,
                 Series 1998, 5.125%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
        2,085   Total Long-Term Care                                                                                      2,173,245
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 2.9% (2.0% OF TOTAL INVESTMENTS)

        1,000   Jersey City, New Jersey, General Obligation Bonds,                    9/16 at 100.00         AAA          1,035,840
                 Series 2006A, 5.000%, 9/01/22 - AMBAC Insured

          360   New Jersey, General Obligation Bonds, Series 2005L,                     No Opt. Call         AAA            387,918
                 5.250%, 7/15/16 - AMBAC Insured

        1,350   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00         AAA          1,399,801
                 Series 2001, 5.250%, 7/01/27 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,710   Total Tax Obligation/General                                                                              2,823,559
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 25.6% (17.2% OF TOTAL INVESTMENTS)

          600   Bergen County Improvement Authority, New Jersey,                        No Opt. Call         Aaa            632,712
                 Guaranteed Lease Revenue Bonds, County Administration
                 Complex Project, Series 2005, 5.000%, 11/15/26

        1,745   Burlington County Bridge Commission, New Jersey, Guaranteed          12/13 at 100.00         AAA          1,817,889
                 Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 -
                 MBIA Insured

        1,500   Camden County Improvement Authority, New Jersey, County               9/15 at 100.00         AAA          1,579,365
                 Guaranteed Lease Revenue Bonds, Series 2005A,
                 5.000%, 9/01/16 - FSA Insured

        1,100   Casino Reinvestment Development Authority, New Jersey,                1/15 at 102.00         AAA          1,177,715
                 Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 -
                 AMBAC Insured

        2,000   Essex County Improvement Authority, New Jersey, Lease                   No Opt. Call         Aaa          2,104,440
                 Revenue Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

          815   Garden State Preservation Trust, New Jersey, Open Space                 No Opt. Call         AAA            873,550
                 and Farmland Preservation Bonds, Series 2005C,
                 5.125%, 11/01/18 - FSA Insured

        1,055   Gloucester County Improvement Authority, New Jersey,                  9/15 at 100.00         AAA          1,093,813
                 Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/20 -
                 MBIA Insured

        1,200   New Jersey Economic Development Authority, Cigarette Tax              6/14 at 100.00         BBB          1,256,544
                 Revenue Bonds, Series 2004, 5.750%, 6/15/34

        2,200   New Jersey Economic Development Authority, Revenue Bonds,             7/14 at 100.00         AAA          2,344,078
                 Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
                 MBIA Insured

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,           9/12 at 100.00         AAA          1,057,320
                 Higher Education Capital Improvement Bonds, Fund Issue,
                 Series 2002A, 5.250%, 9/01/19 - AMBAC Insured

          525   New Jersey Educational Facilities Authority, Revenue Bonds,             No Opt. Call         AAA            554,285
                 Higher Education Capital Improvement Fund, Series 2005A,
                 5.000%, 9/01/15 - FSA Insured

          925   New Jersey Health Care Facilities Financing Authority, Lease          9/15 at 100.00         AAA            964,313
                 Revenue Bonds, Department of Human Services - Greystone
                 Park Psychiatric Hospital, Series 2005, 5.000%, 9/15/18 -
                 AMBAC Insured

        1,000   New Jersey Transit Corporation, Certificates of Participation,          No Opt. Call         AAA          1,083,410
                 Federal Transit Administration Grants, Series 2002A,
                 5.500%, 9/15/14 - AMBAC Insured

        1,000   New Jersey Transit Corporation, Lease Appropriation Bonds,            9/15 at 100.00         AAA          1,037,670
                 Series 2005A, 5.000%, 9/15/18 - FGIC Insured


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                New Jersey Transportation Trust Fund Authority, Federal
                Highway Aid Grant Anticipation Bonds, Series 2006:
$         350    5.000%, 6/15/17 - FGIC Insured                                       6/16 at 100.00         AAA     $      366,377
          610    5.000%, 6/15/18 - FGIC Insured                                       6/16 at 100.00         AAA            636,492

        1,300   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AAA          1,425,216
                 System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

        1,280   New Jersey Transportation Trust Fund Authority, Transportation        6/15 at 100.00         AAA          1,327,206
                 System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

        1,300   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-          1,422,148
                 System Bonds, Series 2006A, 5.500%, 12/15/22

          405   Puerto Rico Convention Center District Authority, Hotel               7/16 at 100.00         AAA            390,465
                 Occupancy Tax Revenue Bonds, Series 2006A,
                 4.500%, 7/01/36 - CIFG Insured

        1,500   Virgin Islands Public Finance Authority, Senior Lien Revenue         10/08 at 101.00          AA          1,548,345
                 Refunding Bonds, Matching Fund Loan Note, Series 1998A,
                 5.500%, 10/01/18 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,410   Total Tax Obligation/Limited                                                                             24,693,353
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 24.8% (16.7% OF TOTAL INVESTMENTS)

                Delaware River and Bay Authority, Delaware and New Jersey,
                Revenue Bonds, Series 2005:
        1,000    5.000%, 1/01/25 - MBIA Insured                                       1/15 at 100.00         AAA          1,029,660
        1,000    5.000%, 1/01/26 - MBIA Insured                                       1/15 at 100.00         AAA          1,028,240
          500    5.000%, 1/01/27 - MBIA Insured                                       1/15 at 100.00         AAA            513,765
        1,000    5.000%, 1/01/28 - MBIA Insured                                       1/15 at 100.00         AAA          1,026,120

          900   New Jersey Economic Development Authority, Special Facilities        11/10 at 101.00           B            944,226
                 Revenue Bonds, Continental Airlines Inc., Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          180    6.500%, 1/01/16                                                        No Opt. Call           A            204,559
           50    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA             57,036

        3,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          3,112,050
                 5.000%, 1/01/19 - FGIC Insured

        1,195   New Jersey Turnpike Authority, Revenue Bonds, Series 2005C,           1/15 at 100.00         AAA          1,221,147
                 5.000%, 1/01/35 - FSA Insured

          375   Newark Housing Authority, New Jersey, Port Authority Terminal         1/14 at 100.00         AAA            393,349
                 Revenue Bonds, Series 2004, 5.250%, 1/01/21 - MBIA Insured

        2,000   Port Authority of New York and New Jersey, Consolidated               1/07 at 101.00         AAA          2,034,660
                 Revenue Bonds, One Hundred Ninth Series 1997,
                 5.375%, 1/15/32 - MBIA Insured

        3,500   Port Authority of New York and New Jersey, Consolidated              10/07 at 101.00         AAA          3,592,435
                 Revenue Bonds, One Hundred Twentieth Series 2000,
                 5.500%, 10/15/35 - MBIA Insured (Alternative Minimum Tax)

        5,000   Port Authority of New York and New Jersey, Special Project           12/07 at 102.00         AAA          5,211,450
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)

        3,435   South Jersey Transportation Authority New Jersey,                    11/09 at 101.00         AAA          3,564,843
                 Transportation System Revenue Bonds, Series 1999,
                 5.125%, 11/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,135   Total Transportation                                                                                     23,933,540
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 20.7% (13.9% OF TOTAL INVESTMENTS) (4)

                Garden State Preservation Trust, New Jersey, Open Space and
                Farmland Preservation Bonds, Series 2003A:
          900    5.000%, 11/01/20 (Pre-refunded 11/01/13) - FSA Insured              11/13 at 100.00         AAA            954,216
        1,015    5.000%, 11/01/21 (Pre-refunded 11/01/13) - FSA Insured              11/13 at 100.00         AAA          1,076,144

        1,630   Hamilton Township, Mercer County Board of Education,                  8/10 at 100.00         AAA          1,681,622
                 New Jersey, General Obligation Bonds, Series 2001,
                 4.750%, 8/15/19 (Pre-refunded 8/15/10) - FSA Insured

        2,400   New Jersey Economic Development Authority, School Facilities          6/11 at 100.00         AAA          2,514,072
                 Construction Bonds, Series 2001A, 5.000%, 6/15/21
                 (Pre-refunded 6/15/11) - AMBAC Insured

        1,000   New Jersey Economic Development Authority, School Facilities          6/13 at 100.00         AAA          1,073,810
                 Construction Bonds, Series 2003F, 5.250%, 6/15/21
                 (Pre-refunded 6/15/13) - FGIC Insured


                                       41

                        Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2003C:
$       1,000    5.500%, 6/15/17 (Pre-refunded 6/15/13)                               6/13 at 100.00         AAA     $    1,090,120
        1,000    5.500%, 6/15/18 (Pre-refunded 6/15/13)                               6/13 at 100.00         AAA          1,088,850

        1,020   New Jersey Transportation Trust Fund Authority, Transportation        6/15 at 100.00         Aaa          1,085,474
                 System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded
                 6/15/15) - FSA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          130    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA            148,799
           20    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call         AAA             22,892
          905    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA          1,035,872

        1,500   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          1,591,065
                 Bonds, Series 2000A, 5.500%, 10/01/40

                Puerto Rico, General Obligation and Public Improvement Bonds,
                Series 2001:
        2,150    5.250%, 7/01/27 (Pre-refunded 7/01/11) - FSA Insured                 7/11 at 100.00         AAA          2,281,258
        1,000    5.125%, 7/01/30 (Pre-refunded 7/01/11) - FSA Insured                 7/11 at 100.00         AAA          1,055,420

        3,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          3,228,510
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded 7/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       18,670   Total U.S. Guaranteed                                                                                    19,928,124
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 2.3% (1.5% OF TOTAL INVESTMENTS)

        1,425   Camden County Pollution Control Financing Authority,                 12/06 at 100.00        Baa3          1,444,865
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)

          750   New Jersey Economic Development Authority, Pollution Control            No Opt. Call        Baa1            763,463
                 Revenue Refunding Bonds, Public Service Electric and Gas
                 Company, Series 2001A, 5.000%, 3/01/12

------------------------------------------------------------------------------------------------------------------------------------
        2,175   Total Utilities                                                                                           2,208,328
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 22.7% (15.3% OF TOTAL INVESTMENTS)

          225   Guam Government Waterworks Authority, Water and                       7/15 at 100.00         Ba2            237,728
                 Wastewater System Revenue Bonds, Series 2005,
                 6.000%, 7/01/25

        4,635   New Jersey Economic Development Authority, Water Facilities           5/08 at 102.00         Aaa          4,746,611
                 Revenue Bonds, American Water Company, Series 1997B,
                 5.375%, 5/01/32 - FGIC Insured (Alternative Minimum Tax)

        7,000   New Jersey Economic Development Authority, Water Facilities           2/08 at 102.00         AAA          7,126,767
                 Revenue Bonds, Middlesex Water Company, Series 1998,
                 5.350%, 2/01/38 - MBIA Insured (Alternative Minimum Tax)

        2,775   New Jersey Environmental Infrastructure Trust, Environmental          9/08 at 101.00         AAA          2,786,877
                 Infrastructure Bonds, Series 1998A, 4.500%, 9/01/18

       15,840   North Hudson Sewerage Authority, New Jersey, Sewerage                   No Opt. Call         Aaa          6,973,243
                 Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       30,475   Total Water and Sewer                                                                                    21,871,226
------------------------------------------------------------------------------------------------------------------------------------
$     146,565   Total Investments (cost $140,032,200) - 148.5%                                                          143,161,390
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      1,216,134
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.8)%                                                        (48,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  96,377,524
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
                        Portfolio of
                                INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.5% (0.4% OF TOTAL INVESTMENTS)

                Middlesex County Improvement Authority, New Jersey, Senior
                Revenue Bonds, Heldrich Center Hotel/Conference Center Project,
                Series 2005A:
$         180    5.000%, 1/01/32                                                      1/15 at 100.00        Baa3     $      173,347
          150    5.125%, 1/01/37                                                      1/15 at 100.00        Baa3            146,606

           40   New Jersey Economic Development Authority, General Motors               No Opt. Call           B             38,785
                 Corporation, Series 1984, 5.350%, 4/01/09

------------------------------------------------------------------------------------------------------------------------------------
          370   Total Consumer Discretionary                                                                                358,738
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 6.1% (4.1% OF TOTAL INVESTMENTS)

        1,005   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB          1,049,180
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
        1,600    6.125%, 6/01/24                                                      6/13 at 100.00         BBB          1,711,360
        1,250    6.375%, 6/01/32                                                      6/13 at 100.00         BBB          1,358,188

------------------------------------------------------------------------------------------------------------------------------------
        3,855   Total Consumer Staples                                                                                    4,118,728
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 17.0% (11.4% OF TOTAL INVESTMENTS)

        1,000   Bergen County Improvement Authority, New Jersey, Revenue              9/12 at 101.00         N/R          1,041,600
                 Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
                 6.000%, 9/15/27

        3,000   New Jersey Educational Facilities Authority, Revenue Bonds,           7/12 at 100.00         AAA          3,047,730
                 College of New Jersey Project, Series 2002C,
                 4.750%, 7/01/19 - FGIC Insured

          200   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         N/R            210,094
                 Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23

          175   New Jersey Educational Facilities Authority, Revenue Bonds,           7/16 at 100.00         AAA            179,363
                 Kean University, Series 2005B, 5.000%, 7/01/30 - MBIA Insured

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Montclair State University, Series 2005F:
          800    5.000%, 7/01/17 - FGIC Insured                                       7/15 at 100.00         AAA            839,304
          315    5.000%, 7/01/32 - FGIC Insured                                       7/15 at 100.00         AAA            322,686

          710   New Jersey Educational Facilities Authority, Revenue Bonds,           7/16 at 100.00         Aaa            727,700
                 Montclair State University, Series 2006, 5.000%, 7/01/36
                 (WI/DD, Settling 7/06/06) - AMBAC Insured

          575   New Jersey Educational Facilities Authority, Revenue Bonds,           1/14 at 100.00         AAA            595,430
                 New Jersey Institute of Technology, Series 2004B,
                 5.000%, 7/01/21 - AMBAC Insured

          500   New Jersey Educational Facilities Authority, Revenue Bonds,           7/14 at 100.00         AAA            526,990
                 William Paterson University, Series 2004A, 5.125%, 7/01/19 -
                 FGIC Insured

        1,090   New Jersey Educational Facilities Authority, Revenue Refunding        7/12 at 100.00          AA          1,113,500
                 Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 -
                 RAAI Insured

        1,000   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00        BBB-          1,013,720
                 Environmental Control Facilities Financing Authority,
                 Higher Education Revenue Bonds, Ana G. Mendez
                 University System, Series 1999, 5.375%, 2/01/19

        1,790   University of Medicine and Dentistry of New Jersey, Revenue          12/12 at 100.00         AAA          1,823,867
                 Bonds, Series 2002A, 5.000%, 12/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,155   Total Education and Civic Organizations                                                                  11,441,984
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 1.6% (1.1% OF TOTAL INVESTMENTS)

        1,000   Virgin Islands, Senior Secured Revenue Bonds, Government              1/13 at 100.00         BBB          1,118,840
                 Refinery Facilities - Hovensa LLC Coker, Series 2002,
                 6.500%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       43

                        Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FINANCIALS - 5.2% (3.4% OF TOTAL INVESTMENTS)

$         600   New Jersey Economic Development Authority, Economic                  11/08 at 101.00         N/R     $      606,204
                 Development Revenue Bonds, Glimcher Properties LP,
                 Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)

        1,250   New Jersey Economic Development Authority, Industrial                 4/08 at 100.00         Ba3          1,293,163
                 Development Revenue Refunding Bonds, Newark Airport
                 Marriott Hotel, Series 1996, 7.000%, 10/01/14

        1,450   New Jersey Economic Development Authority, Revenue                      No Opt. Call        Baa3          1,560,940
                 Refunding Bonds, Kapkowski Road Landfill Project,
                 Series 2002, 5.750%, 10/01/21

------------------------------------------------------------------------------------------------------------------------------------
        3,300   Total Financials                                                                                          3,460,307
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 25.7% (17.2% OF TOTAL INVESTMENTS)

          220   Camden County Improvement Authority, New Jersey, Revenue              8/14 at 100.00         BBB            229,313
                 Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34

                New Jersey Health Care Facilities Financing Authority,
                FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center,
                Series 2001:
          500    5.000%, 8/01/31 - AMBAC Insured                                      8/11 at 100.00         AAA            504,510
        1,925    5.000%, 8/01/41 - AMBAC Insured                                      8/11 at 100.00         AAA          1,941,940

           90   New Jersey Health Care Facilities Financing Authority,                7/15 at 100.00        Baa3             91,954
                 Revenue Bonds, Children's Specialized Hospital, Series 2005A,
                 5.500%, 7/01/36

          120   New Jersey Health Care Facilities Financing Authority, Revenue        7/16 at 100.00          A-            119,730
                 Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Kennedy Health System Obligated Group, Series 2001:
          400    5.500%, 7/01/21                                                      7/11 at 100.00          A2            416,376
          140    5.625%, 7/01/31                                                      7/11 at 100.00          A2            145,935

          510   New Jersey Health Care Facilities Financing Authority, Revenue        7/09 at 101.00         AAA            526,697
                 Bonds, Meridian Health System Obligated Group, Series 1999,
                 5.250%, 7/01/29 - FSA Insured

        1,000   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 101.00        BBB-          1,086,480
                 Bonds, Palisades Medical Center of New York Presbyterian
                 Healthcare System, Series 2002, 6.625%, 7/01/31

        3,500   New Jersey Health Care Facilities Financing Authority,                7/10 at 100.00          A2          3,674,964
                 Revenue Bonds, Robert Wood Johnson University Hospital,
                 Series 2000, 5.750%, 7/01/31

          700   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00        Baa3            707,896
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/33

        1,250   New Jersey Health Care Facilities Financing Authority,                7/12 at 100.00        Baa1          1,315,700
                 Revenue Bonds, South Jersey Hospital System, Series 2002,
                 5.875%, 7/01/21

        2,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/12 at 100.00           A          2,633,250
                 Refunding Bonds, Atlantic City Medical Center, Series 2002,
                 5.750%, 7/01/25

        1,150   New Jersey Health Care Facilities Financing Authority, Revenue        1/12 at 100.00          AA          1,164,835
                 Refunding Bonds, Bayshore Community Hospital, Series 2002,
                 5.125%, 7/01/32 - RAAI Insured

        1,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/07 at 102.00        BBB-          1,544,910
                 Refunding Bonds, St. Elizabeth Hospital Obligated Group,
                 Series 1997, 6.000%, 7/01/27

        1,100   Puerto Rico Industrial, Tourist, Educational, Medical and            12/06 at 101.50        Baa1          1,122,792
                 Environmental Control Facilities Financing Authority, Adjustable
                 Rate Industrial Revenue Bonds, American Home Products
                 Corporation, Series 1983A, 5.100%, 12/01/18

------------------------------------------------------------------------------------------------------------------------------------
       16,605   Total Health Care                                                                                        17,227,282
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.5% (2.3% OF TOTAL INVESTMENTS)

        2,250   New Jersey Housing and Mortgage Finance Agency, Multifamily          11/07 at 101.50         AAA          2,321,213
                 Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 -
                 AMBAC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 8.3% (5.6% OF TOTAL INVESTMENTS)

                New Jersey Economic Development Authority, Revenue Bonds,
                Masonic Charity Foundation of New Jersey, Series 2001:
        1,000    5.500%, 6/01/21                                                      6/11 at 102.00          A+          1,051,870
        4,000    5.500%, 6/01/31                                                      6/11 at 102.00          A+          4,172,839


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$         375   New Jersey Economic Development Authority, Revenue Bonds,             1/08 at 102.00         BB+     $      354,746
                 United Methodist Homes of New Jersey Obligated Group,
                 Series 1998, 5.125%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
        5,375   Total Long-Term Care                                                                                      5,579,455
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 2.1% (1.4% OF TOTAL INVESTMENTS)

          700   Jersey City, New Jersey, General Obligation Bonds,                    9/16 at 100.00         AAA            725,088
                 Series 2006A, 5.000%, 9/01/22 - AMBAC Insured

          240   New Jersey, General Obligation Bonds, Series 2005L,                     No Opt. Call         AAA            258,612
                 5.250%, 7/15/16 - AMBAC Insured

          385   Puerto Rico, General Obligation and Public Improvement Bonds,         7/11 at 100.00         AAA            401,097
                Series 2001, 5.125%, 7/01/23 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,325   Total Tax Obligation/General                                                                              1,384,797
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 20.7% (13.8% OF TOTAL INVESTMENTS)

          400   Bergen County Improvement Authority, New Jersey, Guaranteed             No Opt. Call         Aaa            421,808
                 Lease Revenue Bonds, County Administration Complex Project,
                 Series 2005, 5.000%, 11/15/26

        1,000   Burlington County Bridge Commission, New Jersey, Guaranteed          12/13 at 100.00         AAA          1,041,770
                 Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 -
                 MBIA Insured

          750   Casino Reinvestment Development Authority, New Jersey,                1/15 at 102.00         AAA            802,988
                 Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 -
                 AMBAC Insured

        1,000   Essex County Improvement Authority, New Jersey, Lease                   No Opt. Call         Aaa          1,052,220
                 Revenue Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

          530   Garden State Preservation Trust, New Jersey, Open Space and             No Opt. Call         AAA            568,075
                 Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 -
                 FSA Insured

          535   Mansfield Township Board of Education, Warren County,                 9/06 at 102.00         AAA            546,503
                 New Jersey, Certificates of Participation, Series 1995,
                 5.900%, 3/01/15 - MBIA Insured

          700   New Jersey Economic Development Authority, Cigarette Tax              6/14 at 100.00         BBB            732,984
                 Revenue Bonds, Series 2004, 5.750%, 6/15/34

        1,500   New Jersey Economic Development Authority, Revenue Bonds,             7/14 at 100.00         AAA          1,598,235
                 Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
                 MBIA Insured

          350   New Jersey Educational Facilities Authority, Revenue Bonds,             No Opt. Call         AAA            369,523
                 Higher Education Capital Improvement Fund, Series 2005A,
                 5.000%, 9/01/15 - FSA Insured

          655   New Jersey Health Care Facilities Financing Authority, Lease          9/15 at 100.00         AAA            682,838
                 Revenue Bonds, Department of Human Services - Greystone
                 Park Psychiatric Hospital, Series 2005, 5.000%, 9/15/18 -
                 AMBAC Insured

        1,000   New Jersey Transit Corporation, Certificates of Participation,          No Opt. Call         AAA          1,083,410
                 Federal Transit Administration Grants, Series 2002A,
                 5.500%, 9/15/14 - AMBAC Insured

          765   New Jersey Transit Corporation, Lease Appropriation Bonds,            9/15 at 100.00         AAA            793,818
                 Series 2005A, 5.000%, 9/15/18 - FGIC Insured

                New Jersey Transportation Trust Fund Authority, Federal
                Highway Aid Grant Anticipation Bonds, Series 2006:
          295    5.000%, 6/15/17 - FGIC Insured                                       6/16 at 100.00         AAA            308,803
          525    5.000%, 6/15/18 - FGIC Insured                                       6/16 at 100.00         AAA            547,801

          900   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AAA            986,688
                 System Bonds, Series 2004B, 5.500%, 12/15/16 - MBIA Insured

          665   New Jersey Transportation Trust Fund Authority, Transportation        6/15 at 100.00         AAA            689,525
                 System Bonds, Series 2005D, 5.000%, 6/15/19 - FSA Insured

          800   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-            875,168
                 System Bonds, Series 2006A, 5.500%, 12/15/22

          290   Puerto Rico Convention Center District Authority, Hotel               7/16 at 100.00         AAA            279,592
                 Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 -
                 CIFG Insured


                                       45

                        Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         505   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00        BBB-     $      520,872
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29

------------------------------------------------------------------------------------------------------------------------------------
       13,165   Total Tax Obligation/Limited                                                                             13,902,621
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 21.8% (14.6% OF TOTAL INVESTMENTS)

          500   Delaware River and Bay Authority, Delaware and New Jersey,            1/15 at 100.00         AAA            513,765
                 Revenue Bonds, Series 2005, 5.000%, 1/01/27 - MBIA Insured

          600   New Jersey Economic Development Authority, Special Facilities        11/10 at 101.00           B            629,484
                 Revenue Bonds, Continental Airlines Inc., Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

          505   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,             No Opt. Call           A            573,902
                 6.500%, 1/01/16

        2,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          2,074,700
                 5.000%, 1/01/19 - FGIC Insured

          820   New Jersey Turnpike Authority, Revenue Bonds, Series 2005C,           1/15 at 100.00         AAA            837,942
                 5.000%, 1/01/35 - FSA Insured

          250   Newark Housing Authority, New Jersey, Port Authority Terminal         1/14 at 100.00         AAA            262,233
                 Revenue Bonds, Series 2004, 5.250%, 1/01/21 - MBIA Insured

        3,000   Port Authority of New York and New Jersey, Consolidated               4/12 at 101.00         AAA          3,076,650
                 Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                 5.000%, 10/15/26 - FSA Insured

        2,000   Port Authority of New York and New Jersey, Consolidated               6/14 at 100.00         AAA          2,034,580
                 Revenue Bonds, One Hundred Twenty-Seventh Series 2002,
                 5.125%, 6/15/37 - AMBAC Insured (Alternative Minimum Tax)

                Port Authority of New York and New Jersey, Special Project
                Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
        4,000    7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)              No Opt. Call         AAA          4,568,757
           50    5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)           12/07 at 102.00         AAA             52,115

------------------------------------------------------------------------------------------------------------------------------------
       13,725   Total Transportation                                                                                     14,624,128
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 21.1% (14.1% OF TOTAL INVESTMENTS) (4)

                Garden State Preservation Trust, New Jersey, Open Space and
                Farmland Preservation Bonds, Series 2003A:
          500    5.250%, 11/01/19 (Pre-refunded 11/01/13) - FSA Insured              11/13 at 100.00         AAA            537,985
          625    5.000%, 11/01/20 (Pre-refunded 11/01/13) - FSA Insured              11/13 at 100.00         AAA            662,650
          700    5.000%, 11/01/21 (Pre-refunded 11/01/13) - FSA Insured              11/13 at 100.00         AAA            742,168

        3,000   Jackson Township School District, Ocean County, New Jersey,           4/12 at 100.00         AAA          3,158,789
                 General Obligation Bonds, Series 2002, 5.000%, 4/15/21
                 (Pre-refunded 4/15/12) - FGIC Insured

          680   New Jersey Transportation Trust Fund Authority, Transportation       12/11 at 100.00         AAA            714,911
                 System Bonds, Series 2001B, 5.000%, 12/15/21
                 (Pre-refunded 12/15/11) - MBIA Insured

        1,000   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          1,088,850
                 System Bonds, Series 2003C, 5.500%, 6/15/18
                 (Pre-refunded 6/15/13)

          535   New Jersey Transportation Trust Fund Authority, Transportation        6/15 at 100.00         Aaa            569,342
                 System Bonds, Series 2005D, 5.000%, 6/15/19
                 (Pre-refunded 6/15/15) - FSA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          170    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA            194,584
        2,430    6.500%, 1/01/16 (ETM)                                                  No Opt. Call         AAA          2,781,402

        1,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA          1,060,710
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

        1,495   Puerto Rico Public Finance Corporation, Commonwealth                  2/12 at 100.00         Aaa          1,607,140
                 Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                 (Pre-refunded 2/01/12)

        1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,076,170
                 Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
                 (Pre-refunded 7/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       13,135   Total U.S. Guaranteed                                                                                    14,194,701
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 10.3% (6.9% OF TOTAL INVESTMENTS)

          650   Camden County Pollution Control Financing Authority,                 12/06 at 100.00        Baa3            659,061
                 New Jersey, Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991B, 7.500%, 12/01/09
                 (Alternative Minimum Tax)


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       2,300   Guam Power Authority, Revenue Bonds, Series 1999A,                   10/09 at 101.00         AAA     $    2,376,705
                 5.250%, 10/01/34 - MBIA Insured

          750   New Jersey Economic Development Authority, Pollution                    No Opt. Call        Baa1            763,463
                 Control Revenue Refunding Bonds, Public Service Electric
                 and Gas Company, Series 2001A, 5.000%, 3/01/12

        3,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/12 at 101.00         AAA          3,100,649
                 Series 2002II, 5.125%, 7/01/26 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,700   Total Utilities                                                                                           6,899,878
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 5.6% (3.7% OF TOTAL INVESTMENTS)

          150   Guam Government Waterworks Authority, Water and                       7/15 at 100.00         Ba2            158,486
                 Wastewater System Revenue Bonds, Series 2005,
                 6.000%, 7/01/25

          500   North Hudson Sewerage Authority, New Jersey, Sewerage                 8/12 at 100.00         Aaa            528,330
                 Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 -
                 FGIC Insured

        3,000   Ocean County, New Jersey, Brick Township Municipal Utilities         12/12 at 100.00         Aaa          3,072,630
                 Authority, Revenue Bonds, Series 2002, 5.000%, 12/01/25 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,650   Total Water and Sewer                                                                                     3,759,446
------------------------------------------------------------------------------------------------------------------------------------
$      95,610   Total Investments (cost $97,348,343) - 149.5%                                                           100,392,118
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      1,257,908
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.4)%                                                        (34,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  67,150,026
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
                        Portfolio of
                                INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.4% (0.3% OF TOTAL INVESTMENTS)

$       1,000   Pennsylvania Economic Development Financing Authority,                  No Opt. Call         AA-     $    1,068,240
                 Solid Waste Disposal Revenue Bonds, Procter & Gamble
                 Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 29.0% (18.8% OF TOTAL INVESTMENTS)

        2,000   Allegheny County Higher Education Building Authority,                 9/08 at 102.00         BBB          2,025,440
                 Pennsylvania, College Revenue Bonds, Chatham College,
                 Series 1998A, 5.250%, 9/01/18

          200   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3            224,802
                 Pennsylvania, College Revenue Refunding Bonds,
                 Robert Morris College, Series 1998A, 6.000%, 5/01/28

        3,000   Allegheny County Higher Education Building Authority,                 3/12 at 100.00         AA-          3,060,810
                 Pennsylvania, Revenue Bonds, Carnegie Mellon University,
                 Series 2002, 5.125%, 3/01/32

        1,235   Allegheny County Higher Education Building Authority,                 2/16 at 100.00        Baa3          1,192,121
                 Pennsylvania, Revenue Bonds, Robert Morris University,
                 Series 2006A, 4.750%, 2/15/26

        2,000   Chester County Industrial Development Authority, Pennsylvania,        1/12 at 100.00         AAA          2,037,040
                 Educational Facilities Revenue Bonds, Westtown School,
                 Series 2002, 5.000%, 1/01/26 - AMBAC Insured

        3,000   Delaware County Authority, Pennsylvania, Revenue Bonds,              11/10 at 101.00          AA          3,215,010
                 Haverford College, Series 2000, 5.750%, 11/15/29

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2005:
        1,000    5.000%, 8/01/12 - MBIA Insured                                         No Opt. Call         AAA          1,051,310
        1,240    5.000%, 8/01/13 - MBIA Insured                                         No Opt. Call         AAA          1,306,588
        1,305    5.000%, 8/01/16 - MBIA Insured                                       8/15 at 100.00         AAA          1,373,760

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2006:
        1,710    5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00         AAA          1,772,329
          840    5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00         AAA            869,240

        1,315   Delaware County Authority, Pennsylvania, Revenue Refunding            8/13 at 100.00         AAA          1,393,111
                 Bonds, Villanova University, Series 2003, 5.250%, 8/01/18 -
                 FGIC Insured

        1,000   Harveys Lake General Municipal Authority, Pennsylvania,              11/09 at 100.00           A          1,042,080
                 College Revenue Bonds, College of Misericordia Project,
                 Series 1999, 6.000%, 5/01/19 - ACA Insured

                Indiana County Industrial Development Authority, Pennsylvania,
                Revenue Bonds, Student Cooperative Association Inc./Indiana
                University of Pennsylvania - Student Union Project, Series
                1999B:
          815    0.000%, 11/01/15 - AMBAC Insured                                       No Opt. Call         AAA            535,479
          815    0.000%, 11/01/16 - AMBAC Insured                                       No Opt. Call         AAA            507,794
          815    0.000%, 11/01/17 - AMBAC Insured                                       No Opt. Call         AAA            481,331
          815    0.000%, 11/01/18 - AMBAC Insured                                       No Opt. Call         AAA            455,626
          815    0.000%, 11/01/19 - AMBAC Insured                                       No Opt. Call         AAA            430,695

        1,515   Montgomery County Higher Education and Health Authority,              4/16 at 100.00          AA          1,409,283
                 Pennsylvania, Revenue Bonds, Arcadia University, Series 2006,
                 4.500%, 4/01/30 - RAAI Insured

        8,000   Pennsylvania Higher Education Assistance Agency, Capital             11/11 at 100.00         Aaa          8,113,520
                 Acquisition Revenue Refunding Bonds, Series 2001,
                 5.000%, 12/15/30 - MBIA Insured

        5,000   Pennsylvania Higher Educational Facilities Authority,                 6/12 at 100.00         Aaa          5,162,250
                 General Revenue Bonds, State System of Higher Education,
                 Series 2002W, 5.000%, 6/15/19 - AMBAC Insured

        1,435   Pennsylvania Higher Educational Facilities Authority, Revenue         5/16 at 100.00          A-          1,383,211
                 Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31

        5,000   Pennsylvania Higher Educational Facilities Authority, Revenue         7/11 at 100.00          AA          5,136,600
                 Bonds, Moravian College, Series 2001, 5.375%, 7/01/31 -
                 RAAI Insured

        3,870   Pennsylvania Higher Educational Facilities Authority, Revenue         4/16 at 100.00         AAA          4,019,575
                 Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 -
                 MBIA Insured


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$       1,000   Pennsylvania Higher Educational Facilities Authority, Revenue         1/13 at 100.00          A1     $    1,019,730
                 Bonds, Thomas Jefferson University, Series 2002,
                 5.000%, 1/01/20

        3,450   Pennsylvania Higher Educational Facilities Authority,                   No Opt. Call          AA          3,650,756
                 Revenue Bonds, University of Pennsylvania, Series 2005A,
                 5.000%, 9/01/14

        2,000   Pennsylvania Higher Educational Facilities Authority,                 7/15 at 100.00          AA          2,037,100
                 Revenue Bonds, University of Pennsylvania, Series 2005C,
                 5.000%, 7/15/38

        2,945   Pennsylvania Higher Educational Facilities Authority, Revenue         7/13 at 100.00          AA          3,079,439
                 Bonds, Ursinus College, Series 2003, 5.375%, 1/01/20 -
                 RAAI Insured

                Pennsylvania State University, General Revenue Bonds,
                Series 2005:
        1,040    5.000%, 9/01/14                                                        No Opt. Call          AA          1,100,518
        1,560    5.000%, 9/01/15                                                        No Opt. Call          AA          1,651,884

        6,000   Swarthmore Borough Authority, Pennsylvania, Swarthmore                9/08 at 100.00         AA+          6,036,300
                 College Revenue Bonds, Series 1998, 5.000%, 9/15/28

                Union County, Higher Education Facilities Financing Authority,
                Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A:
        1,665    5.250%, 4/01/18                                                      4/13 at 100.00         Aa2          1,743,322
        1,000    5.250%, 4/01/20                                                      4/13 at 100.00         Aa2          1,056,660

           10   Wilkes-Barre General Municipal Authority, Pennsylvania,              12/06 at 100.00         N/R             10,029
                 College Revenue Refunding Bonds, College of Misericordia,
                 Series 1992B, 7.750%, 12/01/12

------------------------------------------------------------------------------------------------------------------------------------
       69,410   Total Education and Civic Organizations                                                                  69,584,743
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 10.5% (6.8% OF TOTAL INVESTMENTS)

        1,555   Allegheny County Hospital Development Authority,                      4/15 at 100.00        Baa2          1,535,967
                 Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                 Series 2005A, 5.125%, 4/01/35

        1,115   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,         11/12 at 100.00         AAA          1,171,754
                 Hamot Health Foundation, Series 2002, 5.250%, 11/01/15 -
                 AMBAC Insured

        2,500   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00        Baa1          2,555,450
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

        1,250   Lehigh County General Purpose Authority, Pennsylvania, Revenue       11/14 at 100.00           A          1,287,625
                 Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24

        2,360   Pennsylvania Higher Educational Facilities Authority, Revenue         8/15 at 100.00         AAA          2,475,498
                 Bonds, University of Pennsylvania Health Services,
                 Series 2005B, 5.000%, 8/15/16 - FGIC Insured

        9,000   Pennsylvania Higher Educational Facilities Authority, Revenue         1/11 at 101.00         Aa3          9,701,100
                 Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31

        1,225   Philadelphia Hospitals and Higher Education Facilities Authority,     8/06 at 100.00         BBB          1,243,865
                 Pennsylvania, Hospital Revenue Bonds, Temple University
                 Hospital, Series 1993A, 6.625%, 11/15/23

        1,615   Sayre Health Care Facility Authority, Pennsylvania, Revenue           7/12 at 100.00         AAA          1,701,968
                 Bonds, Latrobe Area Hospital, Series 2002A, 5.250%, 7/01/13 -
                 AMBAC Insured

                Southcentral Pennsylvania General Authority, Revenue Bonds,
                Hanover Hospital Inc., Series 2005:
          525    5.000%, 12/01/27 - RAAI Insured                                     12/15 at 100.00          AA            531,473
          370    5.000%, 12/01/29 - RAAI Insured                                     12/15 at 100.00          AA            374,003

          960   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00          A1            990,163
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.375%, 11/15/34

        1,500   West Shore Area Hospital Authority, Cumberland County,                1/12 at 100.00         BBB          1,570,515
                 Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                 of the Sisters of Christian Charity Project, Series 2001,
                 6.250%, 1/01/32

------------------------------------------------------------------------------------------------------------------------------------
       23,975   Total Health Care                                                                                        25,139,381
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.9% (1.2% OF TOTAL INVESTMENTS)

        3,300   Pennsylvania Higher Educational Facilities Authority, Revenue         7/15 at 100.00         AAA          3,344,187
                 Bonds, Slippery Rock University Foundation Inc., Student
                 Housing Project, Series 2005A, 5.000%, 7/01/37 - XLCA Insured

          800   Philadelphia Authority for Industrial Development, Pennsylvania,      5/15 at 102.00        Baa2            793,776
                 Multifamily Housing Revenue Bonds, Presbyterian Homes
                 Germantown - Morrisville Project, Series 2005A,
                 5.625%, 7/01/35


                                       49

                        Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$         440   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               8/06 at 100.00          A2     $      440,405
                 Mortgage Revenue Bonds, Series 1992C, 7.125%, 8/01/13
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,540   Total Housing/Multifamily                                                                                 4,578,368
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.9% (2.6% OF TOTAL INVESTMENTS)

        2,805   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/15 at 100.00         AA+          2,806,963
                 Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26
                 (Alternative Minimum Tax)

        3,500   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/15 at 100.00         AA+          3,497,025
                 Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37
                 (WI/DD, Settling 7/20/06) (Alternative Minimum Tax)

          960   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               4/07 at 102.00         AAA            964,886
                 Mortgage Revenue Bonds, Series 1997A, 6.250%, 10/01/28
                 (Alternative Minimum Tax)

        2,140   Pittsburgh Urban Redevelopment Authority, Pennsylvania,              10/11 at 100.00         AAA          2,174,839
                 Mortgage Revenue Bonds, Series 2001B, 5.450%, 10/01/32
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,405   Total Housing/Single Family                                                                               9,443,713
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 4.5% (2.9% OF TOTAL INVESTMENTS)

        5,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A3          5,346,600
                 Exempt Facilities Revenue Bonds, Amtrak  Project,
                 Series 2001A, 6.375%, 11/01/41 (Alternative Minimum Tax)

        5,000   Pennsylvania Industrial Development Authority, Economic                 No Opt. Call         AAA          5,378,800
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/12 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,000   Total Industrials                                                                                        10,725,400
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.4% (1.0% OF TOTAL INVESTMENTS)

        1,500   Cumberland County Municipal Authority, Pennsylvania,                 12/12 at 100.00          AA          1,511,820
                 Revenue Bonds, Presbyterian Homes Inc., Series 2003A,
                 5.000%, 12/01/26 - RAAI Insured

          230   Philadelphia Authority for Industrial Development, Pennsylvania,      5/08 at 102.00         N/R            231,603
                 Health Care Facilities Revenue Bonds, Paul's Run,
                 Series 1998A, 5.875%, 5/15/28

        1,500   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00         AAA          1,558,140
                 Revenue Bonds, Philadelphia Corporation for the Aging Project,
                 Series 2001B, 5.250%, 7/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,230   Total Long-Term Care                                                                                      3,301,563
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,260   Bradford County Industrial Development Authority, Pennsylvania,      12/15 at 100.00         BBB          1,246,883
                 Solid Waste Disposal Revenue Bonds, International Paper
                 Company, Series 2005B, 5.200%, 12/01/19 (Alternative
                 Minimum Tax)

        1,750   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R          1,837,675
                 Exempt Facilities Revenue Bonds, National Gypsum Company,
                 Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,010   Total Materials                                                                                           3,084,558
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 20.0% (13.0% OF TOTAL INVESTMENTS)

        1,800   Allegheny County, Pennsylvania, General Obligation Bonds,             5/11 at 100.00         AAA          1,885,680
                 Series 2000C-53, 5.250%, 11/01/20 - FGIC Insured

        2,200   Central Bucks County School District, Pennsylvania, General           5/13 at 100.00         Aaa          2,261,688
                 Obligation Bonds, Series 2003, 5.000%, 5/15/23 -
                 MBIA Insured

        1,255   Cumberland Valley School District, Cumberland County,                   No Opt. Call         Aaa          1,329,886
                 Pennsylvania, General Obligation Bonds, Series 2005,
                 5.000%, 11/15/15 - FSA Insured

        1,000   Delaware County, Pennsylvania, General Obligation Bonds,             10/09 at 100.00          AA          1,029,320
                 Series 1999, 5.125%, 10/01/19

        2,345   Delaware County, Pennsylvania, General Obligation Bonds,             10/15 at 100.00          AA          2,439,081
                 Series 2005, 5.000%, 10/01/20

        6,000   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         AA-          6,590,580
                 Local Government Revenue Bonds, Series 2002,
                 5.750%, 7/01/17

        7,500   Montgomery County, Pennsylvania, General Obligation Bonds,            7/09 at 100.00         Aaa          7,658,775
                 Series 1999, 5.000%, 7/15/24

        1,000   New Castle Area School District, Lawrence County,                     3/10 at 100.00         AAA          1,057,090
                 Pennsylvania, General Obligation Bonds, Series 2000,
                 5.600%, 3/01/25 - MBIA Insured


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,025   Norristown Area School District, Montgomery County,                   3/13 at 100.00         Aaa     $    1,061,654
                 Pennsylvania, General Obligation Bonds, Series 2003,
                 5.000%, 9/01/19 - FGIC Insured

                Pennsylvania, General Obligation Bonds, Second Series 2005:
        1,500    5.000%, 1/01/18                                                      1/16 at 100.00          AA          1,574,640
        2,100    5.000%, 1/01/19                                                      1/16 at 100.00          AA          2,197,818

        4,000   Pennsylvania, General Obligation Bonds, Series 2006-1,               10/16 at 100.00          AA          4,211,280
                 5.000%, 10/01/18

        3,000   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          3,285,000
                 General Obligation Refunding Bonds, Series 2002A,
                 5.500%, 9/01/15 - FSA Insured

        2,475   Pittsburgh, Pennsylvania, General Obligation Bonds,                     No Opt. Call         AAA          2,661,615
                 Series 2006B, 5.250%, 9/01/16 - FSA Insured

        3,390   Pocono Mountain School District, Monroe County, Pennsylvania,         2/13 at 100.00         Aaa          3,550,042
                 General Obligation Bonds, Series 2003, 5.000%, 2/15/15 -
                 FGIC Insured

        1,070   Schuylkill Valley School District, Berks County, Pennsylvania,        4/16 at 100.00         Aaa          1,109,644
                 General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 -
                 FGIC Insured

          445   State Public School Building Authority, Pennsylvania, School         11/13 at 100.00         AAA            470,071
                 Revenue Bonds, Conneaut School District, Series 2003,
                 5.250%, 11/01/21 - FGIC Insured

        1,465   Stroudsburg Area School District, Monroe County, Pennsylvania,        4/12 at 100.00         AAA          1,517,813
                 General Obligation Bonds, Series 2001A, 5.000%, 4/01/18 -
                 FSA Insured

          415   Upper Merion Area School District, Montgomery County,                 2/13 at 100.00         Aa2            439,585
                 Pennsylvania, General Obligation Bonds, Series 2003,
                 5.250%, 2/15/19

        1,600   Woodland Hills School District, Allegheny County, Pennsylvania,       9/15 at 100.00         AAA          1,679,344
                 General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       45,585   Total Tax Obligation/General                                                                             48,010,606
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 24.6% (15.9% OF TOTAL INVESTMENTS)

        5,045   Allegheny County Industrial Development Authority,                   11/12 at 100.00         AAA          5,182,426
                 Pennsylvania, Revenue Bonds, Guaranteed County Building
                 Project, Series 2002A, 5.000%, 11/01/22 - MBIA Insured

                Allegheny County Port Authority, Pennsylvania, Special
                Transportation Revenue Bonds, Series 2001:
        1,000    5.500%, 3/01/17 - FGIC Insured                                       3/11 at 101.00         AAA          1,067,070
        3,500    5.000%, 3/01/29 - FGIC Insured                                       3/11 at 101.00         AAA          3,554,110

        2,700   Erie County Convention Center Authority, Pennsylvania,                1/15 at 100.00         AAA          2,742,147
                 Convention Center Revenue Bonds, Series 2005,
                 5.000%, 1/15/36 - FGIC Insured

        8,725   Pennsylvania Intergovernmental Cooperative Authority,                 6/09 at 100.00         AAA          8,765,397
                 Special Tax Revenue Refunding Bonds, Philadelphia Funding
                 Program, Series 1999, 4.750%, 6/15/23 - FGIC Insured

                Pennsylvania Turnpike Commission, Oil Franchise Tax Senior
                Lien Revenue Bonds, Series 2003A:
        1,800    5.250%, 12/01/14 - MBIA Insured                                     12/13 at 100.00         AAA          1,926,216
        1,500    5.250%, 12/01/15 - MBIA Insured                                     12/13 at 100.00         AAA          1,598,865
        2,600    5.250%, 12/01/17 - MBIA Insured                                     12/13 at 100.00         AAA          2,762,526
        2,125    5.250%, 12/01/18 - MBIA Insured                                     12/13 at 100.00         AAA          2,253,796
        1,000    5.250%, 12/01/19 - MBIA Insured                                     12/13 at 100.00         AAA          1,059,960

        2,125   Pennsylvania Turnpike Commission, Oil Franchise Tax                  12/13 at 100.00         AAA          2,253,796
                 Subordinate Lien Revenue Bonds, Series 2003B,
                 5.250%, 12/01/18 - MBIA Insured

                Pennsylvania Turnpike Commission, Registration Fee Revenue
                Bonds, Series 2005A:
        1,900    5.250%, 7/15/16 - FSA Insured                                          No Opt. Call         AAA          2,053,786
        4,000    5.250%, 7/15/19 - FSA Insured                                          No Opt. Call         AAA          4,332,520

       10,935   Philadelphia Authority for Industrial Development, Pennsylvania,     10/11 at 101.00         AAA         11,283,611
                 Lease Revenue Bonds, Series 2001B, 5.250%, 10/01/30 -
                 FSA Insured

        2,700   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue        11/13 at 100.00         AAA          2,828,871
                 Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

        4,000   Pittsburgh and Allegheny Counties Public Auditorium Authority,        8/09 at 101.00         AAA          4,051,400
                 Pennsylvania, Sales Tax Revenue Bonds, Regional Asset
                 District, Series 1999, 5.000%, 2/01/29 - AMBAC Insured


                                       51

                        Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,090   Pittsburgh Urban Redevelopment Authority, Pennsylvania,               5/09 at 100.00          A2     $    1,135,660
                 Tax Increment Financing District Bonds, Center Triangle
                 Project, Series 1999A, 6.100%, 5/01/19

------------------------------------------------------------------------------------------------------------------------------------
       56,745   Total Tax Obligation/Limited                                                                             58,852,157
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 11.8% (7.6% OF TOTAL INVESTMENTS)

          630   Delaware River Joint Toll Bridge Commission, Pennsylvania and         7/13 at 100.00          A2            661,777
                 New Jersey, Revenue Bonds, Series 2003, 5.250%, 7/01/17

        2,035   Lehigh-Northampton Airport Authority, Pennsylvania, Airport           5/10 at 100.00         Aaa          2,156,795
                 Revenue Bonds, Lehigh Valley Airport System, Series 2000A,
                 6.000%, 5/15/30 - MBIA Insured (Alternative Minimum Tax)

        5,400   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          5,725,026
                 Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                 Series 2002, 5.800%, 6/01/23 - ACA Insured
                 (Alternative Minimum Tax)

        2,200   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/11 at 101.00         AAA          2,247,080
                 Series 2001R, 5.000%, 12/01/30 - AMBAC Insured

                Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,
                Series 2006A:
        3,820    5.000%, 12/01/22 - AMBAC Insured                                     6/16 at 100.00         AAA          3,966,688
        2,930    5.000%, 12/01/24 - AMBAC Insured                                     6/16 at 100.00         AAA          3,033,019

        5,000   Philadelphia Airport System, Pennsylvania, Revenue Bonds,             6/11 at 101.00         AAA          5,101,000
                 Series 2001B, 5.250%, 6/15/31 - FGIC  Insured
                 (Alternative Minimum Tax)

        3,250   Philadelphia Parking Authority, Pennsylvania, Airport Parking         9/09 at 101.00         AAA          3,360,955
                 Revenue Bonds, Series 1999, 5.250%, 9/01/29 - FSA Insured

        1,885   Pittsburgh Public Parking Authority, Pennsylvania, Parking              No Opt. Call         AAA          1,983,095
                 System Revenue Refunding Bonds, Series 2002,
                 5.000%, 12/01/12 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       27,150   Total Transportation                                                                                     28,235,435
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 22.5% (14.6% OF TOTAL INVESTMENTS) (4)

        3,550   Allegheny County, Pennsylvania, General Obligation Bonds,             5/11 at 100.00         AAA          3,751,959
                 Series 2000C-52, 5.250%, 11/01/23 (Pre-refunded 5/01/11) -
                 FGIC Insured

        1,320   Allegheny County, Pennsylvania, General Obligation Refunding          5/11 at 100.00         AAA          1,395,095
                 Bonds, Series 2000C-53, 5.250%, 11/01/20 (Pre-refunded
                 5/01/11) - FGIC Insured

          830   Delaware River Joint Toll Bridge Commission, Pennsylvania and         7/13 at 100.00      A2 (4)            886,814
                 New Jersey, Revenue Bonds, Series 2003, 5.250%, 7/01/17
                 (Pre-refunded 7/01/13)

        5,000   Erie, Pennsylvania, Water Authority, Water Revenue Bonds,            12/11 at 100.00         AAA          5,300,800
                 Series 2001A, 5.200%, 12/01/30 (Pre-refunded 12/01/11) -
                 MBIA Insured

        6,275   Hempfield Area School District, Westmoreland County,                  2/12 at 100.00         AAA          6,715,254
                 Pennsylvania, General Obligation Bonds, Series 2002,
                 5.375%, 2/15/18 (Pre-refunded 2/15/12) - FGIC Insured

        3,650   Pennsylvania Turnpike Commission, Registration Fee Revenue            7/11 at 101.00         AAA          3,854,071
                 Bonds, Series 2001, 5.000%, 7/15/41 (Pre-refunded 7/15/11) -
                 AMBAC Insured

          760   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA            897,036
                 Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

        3,400   Philadelphia School District, Pennsylvania, General Obligation        8/12 at 100.00         AAA          3,698,010
                 Bonds, Series 2002B, 5.625%, 8/01/18 (Pre-refunded
                 8/01/12) - FGIC Insured

        6,100   Plum Borough School District, Allegheny County, Pennsylvania,         9/11 at 100.00         AAA          6,439,343
                 General Obligation Bonds, Series 2001, 5.250%, 9/15/30
                 (Pre-refunded 9/15/11) - FGIC Insured

          785   State Public School Building Authority, Pennsylvania, School         11/13 at 100.00         AAA            844,126
                 Revenue Bonds, Conneaut School District, Series 2003,
                 5.250%, 11/01/21 (Pre-refunded 11/01/13) - FGIC Insured

        2,000   Sto Rox School District, Allegheny County, Pennsylvania,             12/10 at 100.00         AAA          2,151,120
                 General Obligation Bonds, Series 2000, 5.800%, 6/15/30
                 (Pre-refunded 12/15/10) - MBIA Insured

        3,605   Upper Merion Area School District, Montgomery County,                 2/13 at 100.00     Aa2 (4)          3,860,486
                 Pennsylvania, General Obligation Bonds, Series 2003,
                 5.250%, 2/15/19 (Pre-refunded 2/15/13)

        3,000   Warrington Township Municipal Authority, Bucks County,               11/15 at 100.00         AAA          3,570,030
                 Pennsylvania, Water and Sewer Revenue Bonds, Series 1991,
                 7.100%, 12/01/21 (Pre-refunded 11/15/15) - FGIC Insured

        5,240   West View Borough Municipal Authority, Allegheny County,                No Opt. Call         AAA          6,533,808
                 Pennsylvania, Special Obligation Bonds, Series 1985A,
                 9.500%, 11/15/14 (ETM)


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                Wilkes-Barre Area School District, Luzerne County, Pennsylvania,
                General Obligation Bonds, Series 2003A:
$       1,700    5.250%, 4/01/19 (Pre-refunded 4/01/14) - MBIA Insured                4/14 at 100.00         AAA     $    1,829,200
        2,050    5.250%, 4/01/20 (Pre-refunded 4/01/14) - MBIA Insured                4/14 at 100.00         AAA          2,205,800

------------------------------------------------------------------------------------------------------------------------------------
       49,265   Total U.S. Guaranteed                                                                                    53,932,952
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.1% (4.6% OF TOTAL INVESTMENTS)

        1,250   Allegheny County Industrial Development Authority,                      No Opt. Call         AAA          1,264,825
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 -
                 AMBAC Insured

        2,015   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          2,123,407
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

        2,430   Lehigh County Industrial Development Authority, Pennsylvania,         2/15 at 100.00         AAA          2,399,965
                 Pollution Control Revenue Bonds, Pennsylvania Power and
                 Light Company, Series 2005, 4.750%, 2/15/27 - FGIC Insured

        3,500   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA          3,727,955
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 Montgomery County Montenay Project, Series 2002A,
                 5.250%, 11/01/13 - MBIA Insured

          680   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA            710,981
                 Eighteenth Series 2004, 5.000%, 8/01/13 - AGC Insured

          700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  9/14 at 100.00         AAA            713,349
                 General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 -
                 FSA Insured

        2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/13 at 100.00         AAA          2,102,280
                 General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 -
                 FSA Insured

        3,700   York County Industrial Development Authority, Pennsylvania,           3/12 at 101.00        Baa1          3,878,710
                 Pollution Control Revenue Refunding Bonds, PSEG Power
                 Project, Series 2001A, 5.500%, 9/01/20

------------------------------------------------------------------------------------------------------------------------------------
       16,275   Total Utilities                                                                                          16,921,472
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 14.5% (9.4% OF TOTAL INVESTMENTS)

        2,205   Bethlehem Authority, Northhampton and Lehigh Counties,               11/14 at 100.00         AAA          2,286,563
                 Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004,
                 5.000%, 11/15/20 - FSA Insured

        1,000   Bucks County Water and Sewerage Authority, Pennsylvania,             12/06 at 100.00         AAA          1,006,720
                 Collection System Revenue Bonds, Series 1996,
                 5.550%, 12/01/17 - FGIC Insured

                Bucks County Water and Sewerage Authority, Pennsylvania,
                Sewerage System Revenue Bonds, Neshaminy Interceptor
                Project, Series 2004:
          655    5.250%, 6/01/14 - FSA Insured                                          No Opt. Call         AAA            703,555
          530    5.250%, 6/01/15 - FSA Insured                                          No Opt. Call         AAA

        5,000   Delaware County Industrial Development Authority,                    10/12 at 100.00         AAA          5,154,250
                 Pennsylvania, Water Facilities Revenue Bonds, Philadelphia
                 Water Company, Series 2001, 5.350%, 10/01/31 - AMBAC
                 Insured (Alternative Minimum Tax)

                Delaware County Regional Water Quality Control Authority,
                Pennsylvania, Sewerage Revenue Bonds, Series 2001A:
        5,325    5.100%, 5/01/20 - FGIC Insured                                      11/11 at 100.00         AAA          5,528,468
        1,465    5.100%, 5/01/21 - FGIC Insured                                      11/11 at 100.00         AAA          1,520,758

        1,400   Delaware County Regional Water Quality Control Authority,             5/14 at 100.00         Aaa          1,481,872
                 Pennsylvania, Sewerage Revenue Bonds, Series 2004,
                 5.250%, 5/01/20 - MBIA Insured

        2,000   Harrisburg Authority, Dauphin County, Pennsylvania, Water             7/14 at 100.00         AAA          2,059,320
                 Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                 FSA Insured

        1,250   Lancaster Area Sewerage Authority, Pennsylvania, Sewerage             4/14 at 100.00         AAA          1,293,338
                 Revenue Bonds, Series 2004, 5.000%, 4/01/20 - MBIA Insured

                Philadelphia, Pennsylvania, Water and Wastewater Revenue
                Bonds, Series 2001A:
        5,525    5.375%, 11/01/20 - FGIC Insured                                     11/12 at 100.00         AAA          5,893,628
        5,000    5.000%, 11/01/31 - FGIC Insured                                     11/12 at 100.00         AAA          5,074,200


                                       53

                        Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,150   Philadelphia, Pennsylvania, Water and Wastewater Revenue              7/15 at 100.00         AAA     $    2,213,619
                 Bonds, Series 2005A, 5.000%, 7/01/23 - FSA Insured

       33,505   Total Water and Sewer                                                                                    34,786,825
------------------------------------------------------------------------------------------------------------------------------------
$     353,095   Total Long-Term Investments (cost $357,426,469) - 153.4%                                                367,665,413
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,500   Puerto Rico Government Development Bank, Adjustable                     No Opt. Call         A-1          1,500,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 3.870%, 12/01/15 - MBIA Insured (5)

$       1,500   Total Short-Term Investments (cost $1,500,000)                                                            1,500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $358,926,469) - 154.0%                                                          369,165,413
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                      2,552,876
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.1)%                                                       (132,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 239,718,289
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                   N/R   Not rated.

                 WI/DD   Purchased on a when-issued or delayed delivery basis.

                 (ETM)   Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
                        Portfolio of
                                INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 20.0% (13.2% OF TOTAL INVESTMENTS)

$       1,045   Allegheny County Higher Education Building Authority,                 5/09 at 102.00           A     $    1,067,865
                 Pennsylvania, College Revenue Bonds, Thiel College,
                 Series 1999A, 5.375%, 11/15/29 - ACA Insured

          200   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3            224,802
                 Pennsylvania, College Revenue Refunding Bonds,
                 Robert Morris College, Series 1998A, 6.000%, 5/01/28

        1,245   Allegheny County Higher Education Building Authority,                 3/14 at 100.00         AAA          1,291,053
                 Pennsylvania, Revenue Bonds, Duquesne University,
                 Series 2004A, 5.000%, 3/01/19 - FGIC Insured

        1,140   Allegheny County Higher Education Building Authority,                 2/16 at 100.00        Baa3          1,100,419
                 Pennsylvania, Revenue Bonds, Robert Morris University,
                 Series 2006A, 4.750%, 2/15/26

        3,000   Chester County Health and Education Facilities Authority,            10/08 at 102.00         BB+          2,984,970
                 Pennsylvania, College Revenue Bonds, Immaculata College,
                 Series 1998, 5.625%, 10/15/27

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2006:
        1,565    5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00         AAA          1,622,044
          770    5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00         AAA            796,804

                Delaware County Authority, Pennsylvania, Revenue Refunding
                Bonds, Villanova University, Series 2003:
        1,705    5.250%, 8/01/19 - FGIC Insured                                       8/13 at 100.00         AAA          1,805,322
        1,350    5.250%, 8/01/20 - FGIC Insured                                       8/13 at 100.00         AAA          1,425,047
        1,000    5.250%, 8/01/21 - FGIC Insured                                       8/13 at 100.00         AAA          1,055,710

        3,060   Indiana County Industrial Development Authority, Pennsylvania,       11/14 at 100.00         AAA          3,144,823
                 Revenue Bonds, Student Cooperative Association Inc./Indiana
                 University of Pennsylvania - Student Union Project,
                 Series 2004, 5.000%, 11/01/24 - AMBAC Insured

        1,575   Montgomery County Higher Education and Health Authority,              4/16 at 100.00          AA          1,465,097
                 Pennsylvania, Revenue Bonds, Arcadia University, Series 2006,
                 4.500%, 4/01/30 - RAAI Insured

        2,500   Montgomery County Industrial Development Authority,                   8/15 at 100.00         Aaa          2,578,400
                 Pennsylvania, Revenue Bonds, Hill School, Series 2005,
                 5.000%, 8/15/25 - MBIA Insured

        4,085   Pennsylvania Higher Educational Facilities Authority, General         6/12 at 100.00         Aaa          4,217,558
                 Revenue Bonds, State System of Higher Education,
                 Series 2002W, 5.000%, 6/15/19 - AMBAC Insured

        1,285   Pennsylvania Higher Educational Facilities Authority, Revenue         5/16 at 100.00          A-          1,238,624
                 Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31

        1,000   Pennsylvania Higher Educational Facilities Authority, Revenue         5/08 at 101.00         Aaa          1,027,930
                 Bonds, LaSalle University, Series 1998, 5.250%, 5/01/23 -
                 MBIA Insured

        2,100   Pennsylvania Higher Educational Facilities Authority, Revenue         6/10 at 100.00          AA          2,225,475
                 Bonds, Philadelphia University, Series 2000, 6.000%, 6/01/29 -
                 RAAI Insured

        3,000   Pennsylvania Higher Educational Facilities Authority, Revenue         4/16 at 100.00         AAA          3,115,950
                 Bonds, Temple University, First Series of 2006,
                 5.000%, 4/01/21 - MBIA Insured

        5,750   Pennsylvania Higher Educational Facilities Authority, Revenue         1/13 at 100.00          A1          5,818,367
                 Bonds, Thomas Jefferson University, Series 2002,
                 5.000%, 1/01/32

        2,000   Pennsylvania Higher Educational Facilities Authority,                 7/15 at 100.00          AA          2,037,100
                 Revenue Bonds, University of Pennsylvania, Series 2005C,
                 5.000%, 7/15/38

        1,310   Pennsylvania Higher Educational Facilities Authority,                 7/13 at 100.00          AA          1,381,906
                 Revenue Bonds, Ursinus College, Series 2003,
                 5.500%, 1/01/24 - RAAI Insured

        1,000   Pennsylvania Higher Educational Facilities Authority,                 5/15 at 100.00         AAA            985,630
                 University of the Sciences in Philadelphia Revenue Bonds,
                 Series 2005, 4.750%, 11/01/33 - XLCA Insured

        1,545   State Public School Building Authority, Pennsylvania,                 5/15 at 100.00         Aaa          1,608,144
                 College Revenue Bonds, Montgomery County Community
                 College, Series 2005, 5.000%, 5/01/18 - AMBAC Insured


                                       55

                        Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS (continued)

$         750   Union County, Higher Education Facilities Financing Authority,        4/13 at 100.00         Aa2     $      794,753
                 Pennsylvania, Revenue Bonds, Bucknell University,
                 Series 2002A, 5.250%, 4/01/19

           25   Wilkes-Barre General Municipal Authority, Pennsylvania,              12/06 at 100.00         N/R             25,074
                 College Revenue Refunding Bonds, College of Misericordia,
                 Series 1992B, 7.750%, 12/01/12

------------------------------------------------------------------------------------------------------------------------------------
       44,005   Total Education and Civic Organizations                                                                  45,038,867
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 16.4% (10.8% OF TOTAL INVESTMENTS)

        1,455   Allegheny County Hospital Development Authority,                      4/15 at 100.00        Baa2          1,437,191
                 Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                 Series 2005A, 5.125%, 4/01/35

       14,000   Allegheny County Hospital Development Authority,                      4/07 at 102.00         AAA         14,415,656
                 Pennsylvania, Revenue Bonds, University of Pittsburgh
                 Medical Center System, Series 1997A, 5.625%, 4/01/27 -
                 MBIA Insured

        1,230   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,         11/12 at 100.00         AAA          1,289,126
                 Hamot Health Foundation, Series 2002, 5.250%, 11/01/16 -
                 AMBAC Insured

        5,000   Lebanon County Health Facilities Authority, Pennsylvania,            11/12 at 101.00        BBB+          5,242,050
                 Revenue Bonds, Good Samaritan Hospital Project, Series 2002,
                 5.900%, 11/15/28

        2,425   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00        Baa1          2,478,787
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

        1,250   Lehigh County General Purpose Authority, Pennsylvania,               11/14 at 100.00           A          1,287,625
                 Revenue Bonds, Good Shepherd Group, Series 2004A,
                 5.500%, 11/01/24

        1,765   Pennsylvania Higher Educational Facilities Authority,                 8/15 at 100.00         AAA          1,851,379
                 Revenue Bonds, University of Pennsylvania Health Services,
                 Series 2005B, 5.000%, 8/15/16 - FGIC Insured

                Pottsville Hospital Authority, Pennsylvania, Hospital Revenue
                Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
        2,000    5.500%, 7/01/18                                                      7/08 at 100.00         BB+          1,989,580
        2,000    5.625%, 7/01/24                                                      7/08 at 100.00         BB+          1,972,180

                Sayre Health Care Facility Authority, Pennsylvania, Revenue
                Bonds, Latrobe Area Hospital, Series 2002A:
        1,700    5.250%, 7/01/14 - AMBAC Insured                                      7/12 at 100.00         AAA          1,786,938
        1,200    5.250%, 7/01/15 - AMBAC Insured                                      7/12 at 100.00         AAA          1,258,776

                Southcentral Pennsylvania General Authority, Revenue Bonds,
                Hanover Hospital Inc., Series 2005:
          475    5.000%, 12/01/27 - RAAI Insured                                     12/15 at 100.00          AA            480,857
          330    5.000%, 12/01/29 - RAAI Insured                                     12/15 at 100.00          AA            333,571

        1,015   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00          A1          1,046,891
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.375%, 11/15/34

------------------------------------------------------------------------------------------------------------------------------------
       35,845   Total Health Care                                                                                        36,870,607
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.5% (3.6% OF TOTAL INVESTMENTS)

        4,005   Bucks County Redevelopment Authority, Pennsylvania,                   8/06 at 100.00        Baa2          4,009,205
                 Section 8 Assisted Second Lien Multifamily Mortgage
                 Revenue Bonds, Country Commons Apartments, Series 1993A,
                 6.200%, 8/01/14 (Alternative Minimum Tax)

        2,000   Delaware County Industrial Development Authority,                     4/12 at 100.00         AAA          2,048,800
                 Pennsylvania, Multifamily Housing Revenue Bonds, Darby
                 Townhouses Project, Series 2002A, 5.500%, 4/01/32
                 (Mandatory put 4/01/22) (Alternative Minimum Tax)

                Pennsylvania Higher Educational Facilities Authority, Revenue
                Bonds, Slippery Rock University Foundation Inc., Student
                Housing Project, Series 2005A:
        2,035    5.000%, 7/01/19 - XLCA Insured                                       7/15 at 100.00         AAA          2,108,871
        3,400    5.000%, 7/01/37 - XLCA Insured                                       7/15 at 100.00         AAA          3,445,526

          740   Philadelphia Authority for Industrial Development, Pennsylvania,      5/15 at 102.00        Baa2            734,243
                 Multifamily Housing Revenue Bonds, Presbyterian Homes
                 Germantown - Morrisville Project, Series 2005A, 5.625%, 7/01/35

------------------------------------------------------------------------------------------------------------------------------------
       12,180   Total Housing/Multifamily                                                                                12,346,645
------------------------------------------------------------------------------------------------------------------------------------


                                       56

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.0% (2.7% OF TOTAL INVESTMENTS)

$       1,125   Allegheny County Residential Finance Authority, Pennsylvania,        11/10 at 100.00         Aaa     $    1,158,334
                 GNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Bonds, Series 2000II-2, 5.900%, 11/01/32
                 (Alternative Minimum Tax)

        1,120   Pennsylvania Housing Finance Agency, Single Family Mortgage             No Opt. Call         AA+          1,125,533
                 Revenue Bonds, Series 1996-47, 6.750%, 10/01/06
                 (Alternative Minimum Tax)

          365   Pennsylvania Housing Finance Agency, Single Family Mortgage           6/08 at 101.50         AA+            372,833
                 Revenue Bonds, Series 1998-62A, 5.500%, 10/01/22
                 (Alternative Minimum Tax)

        1,440   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/15 at 100.00         AA+          1,441,008
                 Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26
                 (Alternative Minimum Tax)

        3,300   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/15 at 100.00         AA+          3,297,195
                 Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37
                 (WI/DD, Settling 7/20/06) (Alternative Minimum Tax)

                Pittsburgh Urban Redevelopment Authority, Pennsylvania,
                Mortgage Revenue Bonds, Series 1997A:
          845    6.150%, 10/01/16 (Alternative Minimum Tax)                           4/07 at 102.00         AAA            848,566
          765    6.200%, 10/01/21 (Alternative Minimum Tax)                           4/07 at 102.00         AAA            785,846

------------------------------------------------------------------------------------------------------------------------------------
        8,960   Total Housing/Single Family                                                                               9,029,315
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 3.1% (2.1% OF TOTAL INVESTMENTS)

        2,000   New Morgan Industrial Development Authority, Pennsylvania,           10/06 at 100.00         BB-          1,973,200
                 Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                 Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative
                 Minimum Tax)

        2,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A3          2,128,460
                 Exempt Facilities Revenue Bonds, Amtrak Project,
                 Series 2001A, 6.250%, 11/01/31 (Alternative Minimum Tax)

        2,750   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00         AAA          2,960,128
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,750   Total Industrials                                                                                         7,061,788
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.7% (2.4% OF TOTAL INVESTMENTS)

        1,000   Cumberland County Municipal Authority, Pennsylvania, Revenue         12/12 at 100.00          AA          1,012,830
                 Bonds, Presbyterian Homes Inc., Series 2003A,
                 5.000%, 12/01/22 - RAAI Insured

                Pennsylvania Economic Development Financing Authority,
                Revenue Bonds, Dr. Gertrude A. Barber Center Inc., Series 2000:
        1,000    6.150%, 12/01/20 - RAAI Insured                                      8/06 at 100.00          AA          1,001,610
        2,000    5.900%, 12/01/30 - RAAI Insured                                     12/10 at 100.00          AA          2,122,100

        1,230   Pennsylvania Economic Development Financing Authority,                6/08 at 100.00         BB+          1,149,497
                 Revenue Bonds, Northwestern Human Services Inc.,
                 Series 1998A, 5.250%, 6/01/28

                Philadelphia Authority for Industrial Development, Pennsylvania,
                Health Care Facilities Revenue Bonds, Paul's Run, Series 1998A:
        1,350    5.750%, 5/15/18                                                      5/08 at 102.00         N/R          1,359,194
        1,650    5.875%, 5/15/28                                                      5/08 at 102.00         N/R          1,661,501

------------------------------------------------------------------------------------------------------------------------------------
        8,230   Total Long-Term Care                                                                                      8,306,732
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.9% (1.9% OF TOTAL INVESTMENTS)

        1,190   Bradford County Industrial Development Authority, Pennsylvania,      12/15 at 100.00         BBB          1,177,612
                 Solid Waste Disposal Revenue Bonds, International Paper
                 Company, Series 2005B, 5.200%, 12/01/19
                 (Alternative Minimum Tax)

          500   Erie County Industrial Development Authority, Pennsylvania,           9/10 at 101.00         BBB            521,870
                 Environmental Improvement Revenue Refunding Bonds,
                 Series 2000B, 6.000%, 9/01/16 (Alternative Minimum Tax)

        4,500   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R          4,725,450
                 Exempt Facilities Revenue Bonds, National Gypsum Company,
                 Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,190   Total Materials                                                                                           6,424,932
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL - 25.4% (16.8% OF TOTAL INVESTMENTS)

        2,120   Central Bucks County School District, Pennsylvania, General           5/13 at 100.00         Aaa          2,179,445
                 Obligation Bonds, Series 2003, 5.000%, 5/15/23 - MBIA Insured


                                       57

                        Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Cumberland Valley School District, Cumberland County,
                Pennsylvania, General Obligation Bonds, Series 2005:
$       1,250    5.000%, 11/15/15 - FSA Insured                                         No Opt. Call         Aaa     $    1,324,588
        2,325    5.000%, 11/15/16 - FSA Insured                                      11/15 at 100.00         Aaa          2,452,852

        2,315   Delaware County, Pennsylvania, General Obligation Bonds,             10/15 at 100.00          AA          2,407,878
                 Series 2005, 5.000%, 10/01/20

                Harrisburg Redevelopment Authority, Dauphin County,
                Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
        1,750    0.000%, 5/01/22 - FSA Insured                                         5/16 at 75.56         AAA            782,215
        2,750    0.000%, 11/01/22 - FSA Insured                                        5/16 at 73.64         AAA          1,197,873
        2,750    0.000%, 5/01/23 - FSA Insured                                         5/16 at 71.71         AAA          1,161,820

        1,000   New Castle Area School District, Lawrence County,                     3/10 at 100.00         AAA          1,057,090
                 Pennsylvania, General Obligation Bonds, Series 2000,
                 5.600%, 3/01/25 - MBIA Insured

                Norristown Area School District, Montgomery County,
                Pennsylvania, General Obligation Bonds, Series 2003:
        1,000    5.000%, 9/01/19 - FGIC Insured                                       3/13 at 100.00         Aaa          1,035,760
        1,000    5.000%, 9/01/20 - FGIC Insured                                       3/13 at 100.00         Aaa          1,033,420
        1,735    9/01/21 - FGIC Insured                                               3/13 at 100.00         Aaa          1,787,414
        2,000    5.000%, 9/01/22 - FGIC Insured                                       3/13 at 100.00         Aaa          2,056,940
        2,270    5.000%, 9/01/23 - FGIC Insured                                       3/13 at 100.00         Aaa          2,331,994
        2,600    5.000%, 9/01/24 - FGIC Insured                                       3/13 at 100.00         Aaa          2,667,990

        1,110   North Hills School District, Allegheny County, Pennsylvania,         12/15 at 100.00         AAA          1,155,388
                 General Obligation Bonds, Series 2005, 5.000%, 12/15/20 -
                 FSA Insured

        2,115   Owen J. Roberts School District, Chester County, Pennsylvania,        5/16 at 100.00         Aaa          2,187,375
                 General Obligation Bonds, Series 2006, 5.000%, 5/15/24 -
                 FSA Insured

                Pennsylvania, General Obligation Bonds, Second Series 2005:
        2,000    5.000%, 1/01/18                                                      1/16 at 100.00          AA          2,099,520
        1,900    5.000%, 1/01/19                                                      1/16 at 100.00          AA          1,988,502

        3,200   Pennsylvania, General Obligation Bonds, Series 2006-1,               10/16 at 100.00          AA          3,369,024
                 5.000%, 10/01/18

        1,000   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          1,087,470
                 General Obligation Refunding Bonds, Series 2002A,
                 5.500%, 9/01/14 - FSA Insured

        2,700   Pittsburgh, Pennsylvania, General Obligation Bonds,                     No Opt. Call         AAA          2,903,580
                 Series 2006B, 5.250%, 9/01/16 - FSA Insured

        3,300   Pocono Mountain School District, Monroe County, Pennsylvania,         2/13 at 100.00         Aaa          3,455,793
                 General Obligation Bonds, Series 2003, 5.000%, 2/15/15 -
                 FGIC Insured

                State Public School Building Authority, Berkes County,
                Pennsylvania, School Revenue Bonds, Brandywine Heights Area
                School District, Series 2003:
        2,930    5.000%, 2/01/20 - FGIC Insured                                       2/13 at 100.00         Aaa          3,026,924
        1,955    5.000%, 2/01/21 - FGIC Insured                                       2/13 at 100.00         Aaa          2,013,474

        4,050   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA          4,107,753
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/33 - FSA Insured

                State Public School Building Authority, Pennsylvania, School
                Revenue Bonds, Conneaut School District, Series 2003:
          360    5.250%, 11/01/21 - FGIC Insured                                     11/13 at 100.00         AAA            380,282
          490    5.250%, 11/01/22 - FGIC Insured                                     11/13 at 100.00         AAA            517,068

        2,550   State Public School Building Authority, Pennsylvania, School          5/13 at 100.00         Aaa          2,353,778
                 Revenue Bonds, York City School District, Series 2003,
                 4.000%, 5/01/21 - FSA Insured

        1,535   Stroudsburg Area School District, Monroe County,                      4/12 at 100.00         AAA          1,583,613
                 Pennsylvania, General Obligation Bonds, Series 2001A,
                 5.000%, 4/01/19 - FSA Insured

        1,400   Woodland Hills School District, Allegheny County,                     9/15 at 100.00         AAA          1,469,426
                 Pennsylvania, General Obligation Bonds, Series 2005D,
                 5.000%, 9/01/17 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       59,460   Total Tax Obligation/General                                                                             57,176,249
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 13.2% (8.7% OF TOTAL INVESTMENTS)

        1,500   Erie County Convention Center Authority, Pennsylvania,                1/15 at 100.00         AAA          1,523,415
                 Convention Center Revenue Bonds, Series 2005,
                 5.000%, 1/15/36 - FGIC Insured


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Pennsylvania Turnpike Commission, Oil Franchise Tax Senior
                Lien Revenue Bonds, Series 2003A:
$       1,000    5.250%, 12/01/14 - MBIA Insured                                     12/13 at 100.00         AAA     $    1,070,120
        1,000    5.250%, 12/01/15 - MBIA Insured                                     12/13 at 100.00         AAA          1,065,910
        2,400    5.250%, 12/01/17 - MBIA Insured                                     12/13 at 100.00         AAA          2,550,024
        2,000    5.250%, 12/01/18 - MBIA Insured                                     12/13 at 100.00         AAA          2,121,220
        1,000    5.250%, 12/01/19 - MBIA Insured                                     12/13 at 100.00         AAA          1,059,960

        2,000   Pennsylvania Turnpike Commission, Oil Franchise Tax                  12/13 at 100.00         AAA          2,121,220
                 Subordinate Lien Revenue Bonds, Series 2003B,
                 5.250%, 12/01/18 - MBIA Insured

                Pennsylvania Turnpike Commission, Registration Fee Revenue
                Bonds, Series 2005A:
        1,700    5.250%, 7/15/16 - FSA Insured                                          No Opt. Call         AAA          1,837,598
        3,800    5.250%, 7/15/19 - FSA Insured                                          No Opt. Call         AAA          4,115,894

        7,015   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue        11/13 at 100.00         AAA          7,349,825
                 Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

        2,405   Puerto Rico, Highway Revenue Bonds, Highway and                         No Opt. Call         AAA          2,661,060
                 Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                 MBIA Insured

                York County School of Technology Authority, Pennsylvania,
                Lease Revenue Bonds, Series 2003:
        1,000    5.375%, 2/15/20 - FGIC Insured                                       2/13 at 100.00         Aaa          1,064,020
        1,000    5.500%, 2/15/22 - FGIC Insured                                       2/13 at 100.00         Aaa          1,070,270

------------------------------------------------------------------------------------------------------------------------------------
       27,820   Total Tax Obligation/Limited                                                                             29,610,536
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 18.8% (12.4% OF TOTAL INVESTMENTS)

        2,300   Allegheny County, Pennsylvania, Airport Revenue Refunding             1/08 at 101.00         AAA          2,342,849
                 Bonds, Pittsburgh International Airport, Series 1997A,
                 5.250%, 1/01/16 - MBIA Insured (Alternative Minimum Tax)

          650   Delaware River Joint Toll Bridge Commission, Pennsylvania             7/13 at 100.00          A2            682,786
                 and New Jersey, Revenue Bonds, Series 2003, 5.250%, 7/01/17

        4,600   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          4,864,960
                 Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                 Series 2002, 5.875%, 6/01/33 - ACA Insured
                 (Alternative Minimum Tax)

        3,575   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/11 at 101.00         AAA          3,651,505
                 Series 2001R, 5.000%, 12/01/30 - AMBAC Insured

        2,680   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             6/16 at 100.00         AAA          2,774,229
                 Series 2006A, 5.000%, 12/01/24 - AMBAC Insured

       10,000   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00         AAA         10,193,099
                 Airport Revenue Bonds, Philadelphia Airport System Project,
                 Series 2001A, 5.250%, 7/01/28 - FGIC Insured (Alternative
                 Minimum Tax)

        6,525   Pittsburgh and Allegheny County Sports and Exhibition                12/06 at 100.00         Aaa          6,557,625
                 Authority, Pennsylvania, Parking Revenue Bonds, Series 2001A,
                 5.350%, 12/01/26 - AMBAC Insured

        2,000   Pittsburgh Public Parking Authority, Pennsylvania, Parking           12/15 at 100.00         AAA          2,052,060
                 Revenue Bonds, Series 2005B, 5.000%, 12/01/23 -
                 FGIC Insured
        2,355   Scranton Parking Authority, Pennsylvania, Guaranteed Parking          9/13 at 100.00         AAA          2,396,895
                 Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured

        6,700   Susquehanna Area Regional Airport Authority, Pennsylvania,            1/13 at 100.00         Aaa          6,790,919
                 Airport System Revenue Bonds, Series 2003B,
                 5.000%, 1/01/33 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       41,385   Total Transportation                                                                                     42,306,927
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 12.9% (8.5% OF TOTAL INVESTMENTS) (4)

        1,695   Allegheny County Sanitary Authority, Pennsylvania,                   12/10 at 101.00         AAA          1,806,124
                 Sewerage Revenue Bonds, Series 2000, 5.500%, 12/01/30
                 (Pre-refunded 12/01/10) - MBIA Insured

                Butler County, Pennsylvania, General Obligation Bonds,
                Series 2003:
        1,000    5.250%, 7/15/21 (Pre-refunded 7/15/13) - FGIC Insured                7/13 at 100.00         AAA          1,073,690
        1,200    5.250%, 7/15/23 (Pre-refunded 7/15/13) - FGIC Insured                7/13 at 100.00         AAA          1,288,428

          850   Delaware River Joint Toll Bridge Commission, Pennsylvania             7/13 at 100.00      A2 (4)            908,183
                 and New Jersey, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17 (Pre-refunded 7/01/13)


                                       59

                        Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       2,110   Fayette County, Pennsylvania, General Obligation Bonds,              11/10 at 100.00         AAA     $    2,252,362
                 Series 2000, 5.625%, 11/15/28 (Pre-refunded 11/15/10) -
                 AMBAC Insured

        1,140   Pennsylvania Higher Educational Facilities Authority,                   No Opt. Call         Aaa          1,291,848
                 College Revenue Bonds, Ninth Series 1976,
                 7.625%, 7/01/15 (ETM)

        1,500   Pennsylvania Higher Educational Facilities Authority, Revenue         7/11 at 101.00         AAA          1,583,865
                 Bonds, Temple University, Series 2001, 5.000%, 7/15/31
                 (Pre-refunded 7/15/11) - MBIA Insured

        5,750   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/09 at 101.00         AAA          5,982,933
                 General Ordinance, Second Series 1999, 5.000%, 7/01/29
                 (Pre-refunded 7/01/09) - FSA Insured

                Philadelphia Hospitals and Higher Education Facilities
                Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian
                Medical Center of Philadelphia, Series 1993:
        1,000    6.500%, 12/01/11 (ETM)                                                 No Opt. Call         AAA          1,080,380
        3,740    6.650%, 12/01/19 (ETM)                                                 No Opt. Call         AAA          4,428,758

                State Public School Building Authority, Pennsylvania, School
                Revenue Bonds, Conneaut School District, Series 2003:
          640    5.250%, 11/01/21 (Pre-refunded 11/01/13) - FGIC Insured             11/13 at 100.00         AAA            688,205
          865    5.250%, 11/01/22 (Pre-refunded 11/01/13) - FGIC Insured             11/13 at 100.00         AAA            930,152

        2,500   West Cornwall Township Municipal Authority, Pennsylvania,            12/11 at 100.00    BBB+ (4)          2,712,825
                 College Revenue Bonds, Elizabethtown College Project,
                 Series 2001, 5.900%, 12/15/18 (Pre-refunded 12/15/11)

        1,585   West View Borough Municipal Authority, Allegheny County,                No Opt. Call         AAA          1,976,352
                 Pennsylvania, Special Obligation Bonds, Series 1985A,
                 9.500%, 11/15/14 (ETM)

        1,000   Wilkes-Barre Area School District, Luzerne County,                    4/14 at 100.00         AAA          1,076,000
                 Pennsylvania, General Obligation Bonds, Series 2003A,
                 5.250%, 4/01/19 (Pre-refunded 4/01/14) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,575   Total U.S. Guaranteed                                                                                    29,080,105
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 12.6% (8.4% OF TOTAL INVESTMENTS)

        1,125   Allegheny County Industrial Development Authority,                      No Opt. Call         AAA          1,138,343
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 -
                 AMBAC Insured

        8,000   Beaver County Industrial Development Authority, Pennsylvania,         6/08 at 102.00         AAA          8,209,919
                 Exempt Facilities Revenue Bonds, Shippingport Project,
                 Series 1998A, 5.375%, 6/01/28 - AMBAC Insured
                 (Alternative Minimum Tax)

        2,735   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          2,882,143
                 Resource Recovery Revenue Refunding Bonds, Panther
                 Creek Partners Project, Series 2000, 6.650%, 5/01/10
                 (Alternative Minimum Tax)

        7,590   Indiana County Industrial Development Authority, Pennsylvania,        5/07 at 102.00         AAA          7,848,894
                 Pollution Control Revenue Bonds, Metropolitan Edison
                 Company, Series 1997A, 5.950%, 5/01/27 - AMBAC Insured
                 (Alternative Minimum Tax)

        2,000   Indiana County Industrial Development Authority, Pennsylvania,        6/12 at 101.00        Baa1          2,094,740
                 Pollution Control Revenue Refunding Bonds, PSEG Power LLC,
                 Series 2001A, 5.850%, 6/01/27 (Alternative Minimum Tax)

        2,150   Lehigh County Industrial Development Authority, Pennsylvania,         2/15 at 100.00         AAA          2,123,426
                 Pollution Control Revenue Bonds, Pennsylvania Power and
                 Light Company, Series 2005, 4.750%, 2/15/27 - FGIC Insured

        1,530   Montgomery County Industrial Development Authority,                     No Opt. Call         AAA          1,629,649
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 Montgomery County Montenay Project, Series 2002A,
                 5.250%, 11/01/13 - MBIA Insured

          745   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA            778,942
                 Eighteenth Series 2004, 5.000%, 8/01/13 - AGC Insured

          700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  9/14 at 100.00         AAA            713,349
                 General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 -
                 FSA Insured

        1,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  7/13 at 100.00         AAA          1,051,140
                 General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       27,575   Total Utilities                                                                                          28,470,545
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.8% (8.5% OF TOTAL INVESTMENTS)

          305   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/10 at 101.00         AAA            322,989
                 Revenue Bonds, Series 2000, 5.500%, 12/01/30 - MBIA Insured


                                       60

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       2,500   Bethlehem Authority, Northhampton and Lehigh Counties,               11/14 at 100.00         AAA     $    2,592,475
                 Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004,
                 5.000%, 11/15/20 - FSA Insured

        4,000   Bucks County Industrial Development Authority, Pennsylvania,          3/12 at 100.00         AAA          4,157,720
                 Water Facility Revenue Bonds, Pennsylvania Suburban Water
                 Company, Series 2002, 5.550%, 9/01/32 - FGIC Insured
                 (Alternative Minimum Tax)

                Bucks County Water and Sewerage Authority, Pennsylvania,
                Sewerage System Revenue Bonds, Neshaminy Interceptor
                Project, Series 2004:
          605    5.250%, 6/01/14 - FSA Insured                                          No Opt. Call         AAA            649,849
          485    5.250%, 6/01/15 - FSA Insured                                          No Opt. Call         AAA            522,093

        1,615   Delaware County Regional Water Quality Control Authority,             5/14 at 100.00         Aaa          1,708,347
                 Pennsylvania, Sewerage Revenue Bonds, Series 2004,
                 5.250%, 5/01/23 - MBIA Insured

        2,000   Harrisburg Authority, Dauphin County, Pennsylvania, Water             7/14 at 100.00         AAA          2,059,320
                 Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                 FSA Insured

        1,315   Lancaster Area Sewerage Authority, Pennsylvania, Sewerage             4/14 at 100.00         AAA          1,357,106
                 Revenue Bonds, Series 2004, 5.000%, 4/01/21 - MBIA Insured

        3,870   Lancaster Area Sewerage Authority, Pennsylvania, Sewerage             4/15 at 100.00         AAA          4,056,960
                 Revenue Bonds, Series 2005, 5.000%, 4/01/17 - FGIC Insured

        3,360   Mercer County Industrial Development Authority, Pennsylvania,         7/10 at 100.00         AAA          3,572,453
                 Water Facility Revenue Bonds, Consumers Water Company,
                 Shenango Valley Division Project, Series 2000,
                 6.000%, 7/01/30 - MBIA Insured (Alternative Minimum Tax)

                Norristown Municipal Waste Authority, Pennsylvania, Sewer
                Revenue Bonds, Series 2003:
        1,140    5.125%, 11/15/22 - FGIC Insured                                     11/13 at 100.00         Aaa          1,178,954
        2,535    5.125%, 11/15/23 - FGIC Insured                                     11/13 at 100.00         Aaa          2,618,427

        2,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue              7/15 at 100.00         AAA          2,059,180
                 Bonds, Series 2005A, 5.000%, 7/01/23 - FSA Insured

        2,000   Unity Township Municipal Authority, Pennsylvania, Sewerage           12/14 at 100.00         AAA          2,039,160
                 Revenue Bonds, Series 2004, 5.000%, 12/01/34 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       27,730   Total Water and Sewer                                                                                    28,895,033
------------------------------------------------------------------------------------------------------------------------------------
$     332,705   Total Investments (cost $331,929,651) - 151.3%                                                          340,618,281
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      2,602,827
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.5)%                                                       (118,100,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 225,121,108
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                   N/R   Not rated.

                 WI/DD   Purchased on a when-issued or delayed delivery basis.

                 (ETM)   Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
                        Portfolio of
                                INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.2% (1.4% OF TOTAL INVESTMENTS)

$       1,000   Pennsylvania Economic Development Financing Authority,                  No Opt. Call         AA-     $    1,068,240
                 Solid Waste Disposal Revenue Bonds, Procter & Gamble
                 Paper Project, Series 2001, 5.375%, 3/01/31
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 32.4% (21.7% OF TOTAL INVESTMENTS)

          100   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3            112,401
                 Pennsylvania, College Revenue Refunding Bonds,
                 Robert Morris College, Series 1998A, 6.000%, 5/01/28

          235   Allegheny County Higher Education Building Authority,                 2/16 at 100.00        Baa3            226,841
                 Pennsylvania, Revenue Bonds, Robert Morris University,
                 Series 2006A, 4.750%, 2/15/26

        2,250   Bucks County Industrial Development Authority, Pennsylvania,          9/11 at 100.00         Aaa          2,296,485
                 Revenue Bonds, George School Project, Series 2001,
                 5.125%, 9/15/31 - AMBAC Insured

          700   Chester County Health and Education Facilities Authority,            10/15 at 102.00         N/R            684,880
                 Pennsylvania, Revenue Bonds, Immaculata University,
                 Series 2005, 5.500%, 10/15/25

        1,000   Delaware County Authority, Pennsylvania, College Revenue             10/11 at 100.00        BBB-          1,038,820
                 Refunding Bonds, Neumann College, Series 2001,
                 6.000%, 10/01/31

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2006:
          295    5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00         AAA            305,753
          145    5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00         AAA            150,047

        1,310   Delaware County Authority, Pennsylvania, Revenue Refunding            8/13 at 100.00         AAA          1,394,403
                 Bonds, Villanova University, Series 2003, 5.250%, 8/01/16 -
                 FGIC Insured

          300   Montgomery County Higher Education and Health Authority,              4/16 at 100.00          AA            279,066
                 Pennsylvania, Revenue Bonds, Arcadia University, Series 2006,
                 4.500%, 4/01/30 - RAAI Insured

        1,000   Montgomery County Industrial Development Authority,                   8/15 at 100.00         Aaa          1,027,610
                 Pennsylvania, Revenue Bonds, Hill School, Series 2005,
                 5.000%, 8/15/27 - MBIA Insured

        1,000   Pennsylvania Higher Educational Facilities Authority, General         6/12 at 100.00         Aaa          1,032,450
                 Revenue Bonds, State System of Higher Education,
                 Series 2002W, 5.000%, 6/15/19 - AMBAC Insured

          220   Pennsylvania Higher Educational Facilities Authority, Revenue         5/16 at 100.00          A-            212,060
                 Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31

        1,500   Pennsylvania Higher Educational Facilities Authority, Revenue         7/11 at 100.00          AA          1,540,980
                 Bonds, Moravian College, Series 2001, 5.375%, 7/01/31 -
                 RAAI Insured

          700   Pennsylvania Higher Educational Facilities Authority, Revenue         4/16 at 100.00         AAA            727,055
                 Bonds, Temple University, First Series of 2006,
                 5.000%, 4/01/21 - MBIA Insured

        1,090   Pennsylvania Higher Educational Facilities Authority, Revenue         1/13 at 100.00          A1          1,156,218
                 Bonds, Thomas Jefferson University, Series 2002,
                 5.500%, 1/01/16

        3,000   Pennsylvania State University, General Obligation Refunding             No Opt. Call          AA          3,225,480
                 Bonds, Series 2002, 5.250%, 8/15/14

          470   Philadelphia Authority for Industrial Development, Pennsylvania,      1/13 at 102.00        BBB-            451,750
                 Revenue Bonds, Leadership Learning Partners, Series 2005A,
                 5.375%, 7/01/36

          230   Philadelphia Authority for Industrial Development, Pennsylvania,      5/16 at 100.00         BB+            226,099
                 Revenue Bonds, Richard Allen Prepatory Charter School,
                 Series 2006, 6.250%, 5/01/33

------------------------------------------------------------------------------------------------------------------------------------
       15,545   Total Education and Civic Organizations                                                                  16,088,398
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 20.3% (13.6% OF TOTAL INVESTMENTS)

          260   Allegheny County Hospital Development Authority,                      4/15 at 100.00        Baa2            256,818
                 Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                 Series 2005A, 5.125%, 4/01/35

          400   Allegheny County Hospital Development Authority,                     11/10 at 102.00         Ba3            473,164
                 Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                 System, Series 2000B, 9.250%, 11/15/30

          700   Allentown Area Hospital Authority, Pennsylvania, Revenue                No Opt. Call         BB+            710,745
                 Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16


                                       62

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,500   Chester County Health and Educational Facilities Authority,           5/08 at 101.00         AA-     $    2,559,500
                 Pennsylvania, Health System Revenue Bonds, Jefferson
                 Health System, Series 1997B, 5.375%, 5/15/27

          230   Fulton County, Pennsylvania, Industrial Development Authority         7/16 at 100.00         N/R            229,798
                 Hospital Revenue Bonds, Fulton County Medical Center
                 Project, Series 2006, 5.900%, 7/01/40

          100   Jeannette Health Services Authority, Pennsylvania, Hospital          11/06 at 102.00         BB-             98,706
                 Revenue Bonds, Jeannette District Memorial Hospital,
                 Series 1996A, 6.000%, 11/01/18

          600   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00        Baa1            613,308
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

          250   Lehigh County General Purpose Authority, Pennsylvania,               11/14 at 100.00           A            257,525
                 Revenue Bonds, Good Shepherd Group, Series 2004A,
                 5.500%, 11/01/24

          465   Pennsylvania Higher Educational Facilities Authority,                 8/15 at 100.00         AAA            487,757
                 Revenue Bonds, University of Pennsylvania Health Services,
                 Series 2005B, 5.000%, 8/15/16 - FGIC Insured

        2,150   Pennsylvania Higher Educational Facilities Authority,                 1/11 at 101.00         Aa3          2,317,485
                 Revenue Bonds, UPMC Health System, Series 2001A,
                 6.000%, 1/15/31

           70   Philadelphia Hospitals and Higher Education Facilities                8/06 at 100.00         BBB             71,078
                 Authority, Pennsylvania, Hospital Revenue Bonds, Temple
                 University Hospital, Series 1993A, 6.625%, 11/15/23

          170   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00          A1            175,341
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.375%, 11/15/34
        1,000   Washington County Hospital Authority, Pennsylvania, Revenue           6/12 at 101.00          A3          1,045,360
                 Bonds, Monongahela Valley Hospital Project, Series 2002,
                 5.500%, 6/01/17

          750   West Shore Area Hospital Authority, Cumberland County,                1/12 at 100.00         BBB            785,257
                 Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                 of the Sisters of Christian Charity Project, Series 2001,
                 6.250%, 1/01/32

------------------------------------------------------------------------------------------------------------------------------------
        9,645   Total Health Care                                                                                        10,081,842
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.6% (1.1% OF TOTAL INVESTMENTS)

          700   Pennsylvania Higher Educational Facilities Authority, Revenue         7/15 at 100.00         AAA            709,373
                 Bonds, Slippery Rock University Foundation Inc., Student
                 Housing Project, Series 2005A, 5.000%, 7/01/37 - XLCA Insured

          100   Philadelphia Authority for Industrial Development, Pennsylvania,      5/15 at 102.00        Baa2             99,222
                 Multifamily Housing Revenue Bonds, Presbyterian Homes
                 Germantown - Morrisville Project, Series 2005A,
                 5.625%, 7/01/35

------------------------------------------------------------------------------------------------------------------------------------
          800   Total Housing/Multifamily                                                                                   808,595
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 5.8% (3.9% OF TOTAL INVESTMENTS)

        1,650   Allegheny County Residential Finance Authority, Pennsylvania,        11/08 at 102.00         Aaa          1,672,952
                 GNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Bonds, Series 1998DD-2, 5.400%, 11/01/29
                 (Alternative Minimum Tax)

          505   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/15 at 100.00         AA+            505,353
                 Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26
                 (Alternative Minimum Tax)

          700   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/15 at 100.00         AA+            699,405
                 Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37
                 (WI/DD, Settling 7/20/06) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,855   Total Housing/Single Family                                                                               2,877,710
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 7.0% (4.7% OF TOTAL INVESTMENTS)

        2,000   Pennsylvania Economic Development Financing Authority,                5/11 at 101.00          A3          2,128,460
                 Exempt Facilities Revenue Bonds, Amtrak Project,
                 Series 2001A, 6.250%, 11/01/31 (Alternative Minimum Tax)

        1,250   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00         AAA          1,345,513
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,250   Total Industrials                                                                                         3,473,973
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 13.7% (9.2% OF TOTAL INVESTMENTS)

        1,000   Cumberland County Municipal Authority, Pennsylvania,                  1/13 at 101.00         N/R          1,086,530
                 Retirement Community Revenue Bonds, Wesley Affiliated
                 Services Inc., Series 2002A, 7.125%, 1/01/25


                                       63

                        Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$       2,100   Lancaster County Hospital Authority, Pennsylvania,                   12/11 at 100.00          A-     $    2,179,128
                 Health Center Revenue Bonds, Willow Valley Retirement
                 Communities Project, Series 2001, 5.875%, 6/01/31

          285   Lebanon County Health Facilities Authority, Pennsylvania,            12/14 at 100.00         N/R            276,649
                 Health Center Revenue Bonds, Pleasant View Retirement
                 Community, Series 2005A, 5.300%, 12/15/26

                Pennsylvania Economic Development Financing Authority,
                Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
          240    5.250%, 6/01/14                                                      6/08 at 100.00         BB+            236,479
           50    5.125%, 6/01/18                                                      6/08 at 100.00         BB+             48,036

        2,875   Philadelphia Authority for Industrial Development,                    7/11 at 101.00         AAA          2,968,208
                 Pennsylvania, Revenue Bonds, Philadelphia Corporation for
                 the Aging Project, Series 2001B, 5.250%, 7/01/31 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,550   Total Long-Term Care                                                                                      6,795,030
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 4.3% (2.9% OF TOTAL INVESTMENTS)

          350   Allegheny County Industrial Development Authority,                      No Opt. Call          BB            362,222
                 Pennsylvania, Revenue Bonds, United States Steel
                 Corporation, Series 2005, 5.500%, 11/01/16

          210   Bradford County Industrial Development Authority,                    12/15 at 100.00         BBB            207,814
                 Pennsylvania, Solid Waste Disposal Revenue Bonds,
                 International Paper Company, Series 2005B, 5.200%, 12/01/19
                 (Alternative Minimum Tax)

          750   Bucks County Industrial Development Authority, Pennsylvania,            No Opt. Call        BBB+            796,777
                 Environmental Improvement Revenue Bonds, USX Corporation
                 Project, Series 1995, 5.400%, 11/01/17 (Mandatory
                 put 11/01/11)

          750   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R            787,575
                 Exempt Facilities Revenue Bonds, National Gypsum
                 Company, Series 1997B, 6.125%, 11/01/27 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,060   Total Materials                                                                                           2,154,388
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 19.2% (12.9% OF TOTAL INVESTMENTS)

        2,415   Bucks County, Pennsylvania, Central Bucks School District,            5/12 at 100.00         Aaa          2,582,673
                 General Obligation Bonds, Series 2002, 5.500%, 5/15/18 -
                 FGIC Insured

          750   Luzerne County, Pennsylvania, General Obligation Bonds,               5/13 at 100.00         Aaa            797,580
                 Series 2003A, 5.250%, 11/15/16 - MBIA Insured

        2,000   Pennsylvania, General Obligation Bonds, Second                        9/11 at 101.00          AA          2,102,120
                 Series 2001, 5.000%, 9/15/13

          300   Pennsylvania, General Obligation Bonds, Series 2006-1,               10/16 at 100.00          AA            315,846
                 5.000%, 10/01/18

        3,000   Pittsburgh School District, Allegheny County, Pennsylvania,             No Opt. Call         AAA          3,262,410
                 General Obligation Refunding Bonds, Series 2002A,
                 5.500%, 9/01/14 - FSA Insured

          450   Pittsburgh, Pennsylvania, General Obligation Bonds,                     No Opt. Call         AAA            483,930
                 Series 2006B, 5.250%, 9/01/16 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,915   Total Tax Obligation/General                                                                              9,544,559
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 11.7% (7.9% OF TOTAL INVESTMENTS)

        1,000   Allegheny County Redevelopment Authority, Pennsylvania,                 No Opt. Call         N/R          1,031,280
                 TIF Revenue Bonds, Pittsburg Mills Project, Series 2004,
                 5.600%, 7/01/23

        1,000   Pennsylvania Turnpike Commission, Oil Franchise Tax                  12/13 at 100.00         AAA          1,065,910
                 Senior Lien Revenue Bonds, Series 2003A, 5.250%, 12/01/15 -
                 MBIA Insured

        1,000   Pennsylvania Turnpike Commission, Registration Fee Revenue              No Opt. Call         AAA          1,082,180
                 Bonds, Series 2005A, 5.250%, 7/15/18 - FSA Insured

        1,000   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue        11/13 at 100.00         AAA          1,047,730
                 Bonds, Series 2003B, 5.250%, 11/15/17 - FSA Insured

        1,500   Philadelphia Redevelopment Authority, Pennsylvania, Revenue           4/12 at 100.00         AAA          1,598,040
                 Bonds, Philadelphia Neighborhood Transformation Initiative,
                 Series 2002A, 5.500%, 4/15/19 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,500   Total Tax Obligation/Limited                                                                              5,825,140
------------------------------------------------------------------------------------------------------------------------------------


                                       64

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.3% (7.6% OF TOTAL INVESTMENTS)

$         130   Delaware River Joint Toll Bridge Commission, Pennsylvania and         7/13 at 100.00          A2     $      136,557
                 New Jersey, Revenue Bonds, Series 2003, 5.250%, 7/01/17

        1,000   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          1,057,600
                 Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                 Series 2002, 5.875%, 6/01/33 - ACA Insured (Alternative
                 Minimum Tax)

          420   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             6/16 at 100.00         AAA            434,767
                 Series 2006A, 5.000%, 12/01/24 - AMBAC Insured

        1,750   Philadelphia Authority for Industrial Development,                    7/11 at 101.00         AAA          1,783,793
                 Pennsylvania, Airport Revenue Bonds, Philadelphia Airport
                 System Project, Series 2001A, 5.250%, 7/01/28 - FGIC Insured
                 (Alternative Minimum Tax)

        2,210   Pittsburgh and Allegheny County Sports and Exhibition                12/06 at 100.00         Aaa          2,221,359
                 Authority, Pennsylvania, Parking Revenue Bonds, Series 2001A,
                 5.375%, 12/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,510   Total Transportation                                                                                      5,634,076
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 10.9% (7.3% OF TOTAL INVESTMENTS) (4)

          170   Delaware River Joint Toll Bridge Commission, Pennsylvania             7/13 at 100.00      A2 (4)            181,637
                 and New Jersey, Revenue Bonds, Series 2003, 5.250%, 7/01/17
                 (Pre-refunded 7/01/13)

        1,105   Oxford Area School District, Chester County, Pennsylvania,            2/12 at 100.00         AAA          1,189,422
                 General Obligation Bonds, Series 2001A, 5.500%, 2/15/17
                 (Pre-refunded 2/15/12) - FGIC Insured

          180   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA            212,456
                 Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

        2,500   Philadelphia School District, Pennsylvania, General Obligation        8/12 at 100.00         AAA          2,719,125
                 Bonds, Series 2002B, 5.625%, 8/01/18 (Pre-refunded 8/01/12) -
                 FGIC Insured

        1,000   West Cornwall Township Municipal Authority, Pennsylvania,            12/11 at 100.00    BBB+ (4)          1,089,770
                 College Revenue Bonds, Elizabethtown College Project,
                 Series 2001, 6.000%, 12/15/27 (Pre-refunded 12/15/11)

------------------------------------------------------------------------------------------------------------------------------------
        4,955   Total U.S. Guaranteed                                                                                     5,392,410
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 6.4% (4.3% OF TOTAL INVESTMENTS)

          500   Allegheny County Industrial Development Authority,                      No Opt. Call         AAA            505,930
                 Pennsylvania, Pollution Control Revenue Refunding Bonds,
                 Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 -
                 AMBAC Insured

          285   Pennsylvania Economic Development Financing Authority,               12/09 at 103.00          B2            305,275
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)

          135   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA            141,151
                 Eighteenth Series 2004, 5.000%, 8/01/13 - AGC Insured

          140   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  9/14 at 100.00         AAA            142,670
                 General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 -
                 FSA Insured

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds,
                General Ordinance, Fourth Series 1998:
        1,000    5.250%, 8/01/18 - FSA Insured                                        8/13 at 100.00         AAA          1,045,340
        1,000    5.250%, 8/01/19 - FSA Insured                                        8/13 at 100.00         AAA          1,043,490

------------------------------------------------------------------------------------------------------------------------------------
        3,060   Total Utilities                                                                                           3,183,856
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 2.3% (1.5% OF TOTAL INVESTMENTS)

          500   Bethlehem Authority, Northhampton and Lehigh Counties,               11/14 at 100.00         AAA            518,495
                 Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004,
                 5.000%, 11/15/20 - FSA Insured


                                       65

                        Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         600   Harrisburg Authority, Dauphin County, Pennsylvania, Water             7/14 at 100.00         AAA     $      617,796
                 Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,100   Total Water and Sewer                                                                                     1,136,291
------------------------------------------------------------------------------------------------------------------------------------
$      70,745   Total Investments (cost $71,512,586) - 149.1%                                                            74,064,508
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                        595,191
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.3)%                                                        (25,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  49,659,699
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
                        Portfolio of
                                INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 19.8% (13.2% OF TOTAL INVESTMENTS)

$       1,000   Allegheny County Higher Education Building Authority,                   No Opt. Call        Baa3     $    1,124,010
                 Pennsylvania, College Revenue Refunding Bonds, Robert
                 Morris College, Series 1998A, 6.000%, 5/01/28

          700   Allegheny County Higher Education Building Authority,                 8/06 at 100.00         AA-            701,407
                 Pennsylvania, Revenue Bonds, Carnegie Mellon University,
                 Series 2002, 5.450%, 3/01/27

          800   Chester County Health and Education Facilities Authority,            10/15 at 102.00         N/R            782,720
                 Pennsylvania, Revenue Bonds, Immaculata University,
                 Series 2005, 5.500%, 10/15/25

          325   Delaware County Authority, Pennsylvania, College Revenue             10/11 at 100.00        BBB-            337,617
                 Refunding Bonds, Neumann College, Series 2001,
                 6.000%, 10/01/31

                Delaware County Authority, Pennsylvania, Revenue Bonds,
                Villanova University, Series 2006:
          340    5.000%, 8/01/23 - AMBAC Insured                                      8/16 at 100.00         AAA            352,393
          165    5.000%, 8/01/24 - AMBAC Insured                                      8/16 at 100.00         AAA            170,744

        1,435   Delaware County Authority, Pennsylvania, Revenue Refunding            8/13 at 100.00         AAA          1,522,592
                 Bonds, Villanova University, Series 2003, 5.250%, 8/01/17 -
                 FGIC Insured

          450   Montgomery County Higher Education and Health Authority,              4/16 at 100.00          AA            418,599
                 Pennsylvania, Revenue Bonds, Arcadia University, Series 2006,
                 4.500%, 4/01/30 - RAAI Insured

          285   Pennsylvania Higher Educational Facilities Authority, Revenue         5/16 at 100.00          A-            274,714
                 Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31

          800   Pennsylvania Higher Educational Facilities Authority, Revenue         4/16 at 100.00         AAA            830,920
                 Bonds, Temple University, First Series of 2006,
                 5.000%, 4/01/21 - MBIA Insured

        2,500   Pennsylvania State University, General Obligation Refunding             No Opt. Call          AA          2,665,075
                 Bonds, Series 2002, 5.250%, 8/15/12

          530   Philadelphia Authority for Industrial Development,                    1/13 at 102.00        BBB-            509,420
                 Pennsylvania, Revenue Bonds, Leadership Learning Partners,
                 Series 2005A, 5.375%, 7/01/36

          270   Philadelphia Authority for Industrial Development,                    5/16 at 100.00         BB+            265,421
                 Pennsylvania, Revenue Bonds, Richard Allen Prepatory
                 Charter School, Series 2006, 6.250%, 5/01/33

        1,000   Union County, Higher Education Facilities Financing Authority,        4/13 at 100.00         Aa2          1,056,660
                 Pennsylvania, Revenue Bonds, Bucknell University,
                 Series 2002A, 5.250%, 4/01/20

------------------------------------------------------------------------------------------------------------------------------------
       10,600   Total Education and Civic Organizations                                                                  11,012,292
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.6% (10.3% OF TOTAL INVESTMENTS)

          295   Allegheny County Hospital Development Authority,                      4/15 at 100.00        Baa2            291,389
                 Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                 Series 2005A, 5.125%, 4/01/35

                Allegheny County Hospital Development Authority, Pennsylvania,
                Revenue Bonds, West Penn Allegheny Health System, Series 2000B:
          100    9.250%, 11/15/22                                                    11/10 at 102.00         Ba3            118,500
          300    9.250%, 11/15/30                                                    11/10 at 102.00         Ba3            354,873

          800   Allentown Area Hospital Authority, Pennsylvania, Revenue                No Opt. Call         BB+            812,280
                 Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16

        2,000   Chester County Health and Educational Facilities Authority,           5/08 at 101.00         AA-          2,047,600
                 Pennsylvania, Health System Revenue Bonds, Jefferson
                 Health System, Series 1997B, 5.375%, 5/15/27

          270   Fulton County, Pennsylvania, Industrial Development Authority         7/16 at 100.00         N/R            269,762
                 Hospital Revenue Bonds, Fulton County Medical Center
                 Project, Series 2006, 5.900%, 7/01/40

          120   Jeannette Health Services Authority, Pennsylvania, Hospital          11/06 at 102.00         BB-            118,447
                 Revenue Bonds, Jeannette District Memorial Hospital,
                 Series 1996A, 6.000%, 11/01/18

          600   Lehigh County General Purpose Authority, Pennsylvania,                8/13 at 100.00        Baa1            613,308
                 Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                 Series 2003, 5.375%, 8/15/33

          465   Pennsylvania Higher Educational Facilities Authority,                 8/15 at 100.00         AAA            487,757
                 Revenue Bonds, University of Pennsylvania Health Services,
                 Series 2005B, 5.000%, 8/15/16 - FGIC Insured


                                       67

                        Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$          70   Pennsylvania Higher Educational Facilities Authority, Revenue         1/11 at 101.00         Aa3     $       75,453
                 Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31

        1,000   Philadelphia Hospitals and Higher Education Facilities                8/06 at 100.00         BBB          1,015,400
                 Authority, Pennsylvania, Hospital Revenue Bonds, Temple
                 University Hospital, Series 1993A, 6.625%, 11/15/23

          225   St. Mary Hospital Authority, Pennsylvania, Health System             11/14 at 100.00          A1            232,070
                 Revenue Bonds, Catholic Health East, Series 2004B,
                 5.375%, 11/15/34

        1,450   Washington County Hospital Authority, Pennsylvania, Revenue           6/12 at 101.00          A3          1,561,664
                 Bonds, Monongahela Valley Hospital Project, Series 2002,
                 6.250%, 6/01/22

                West Shore Area Hospital Authority, Cumberland County,
                Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of
                the Sisters of Christian Charity Project, Series 2001:
           25    6.150%, 1/01/21                                                      1/12 at 100.00         BBB             26,355
          600    6.250%, 1/01/32                                                      1/12 at 100.00         BBB            628,206

------------------------------------------------------------------------------------------------------------------------------------
        8,320   Total Health Care                                                                                         8,653,064
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.6% (1.2% OF TOTAL INVESTMENTS)

          800   Pennsylvania Higher Educational Facilities Authority, Revenue         7/15 at 100.00         AAA            810,712
                 Bonds, Slippery Rock University Foundation Inc., Student
                 Housing Project, Series 2005A, 5.000%, 7/01/37 - XLCA Insured

          120   Philadelphia Authority for Industrial Development, Pennsylvania,      5/15 at 102.00        Baa2            119,066
                 Multifamily Housing Revenue Bonds, Presbyterian Homes
                 Germantown - Morrisville Project, Series 2005A,
                 5.625%, 7/01/35

------------------------------------------------------------------------------------------------------------------------------------
          920   Total Housing/Multifamily                                                                                   929,778
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.5% (1.6% OF TOTAL INVESTMENTS)

          575   Pennsylvania Housing Finance Agency, Single Family Mortgage           4/15 at 100.00         AA+            575,402
                 Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26
                 (Alternative Minimum Tax)

          800   Pennsylvania Housing Finance Agency, Single Family Mortgage          10/15 at 100.00         AA+            799,320
                 Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37
                 (WI/DD, Settling 7/20/06) (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,375   Total Housing/Single Family                                                                               1,374,722
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 5.8% (3.9% OF TOTAL INVESTMENTS)

        3,000   Pennsylvania Industrial Development Authority, Economic               7/12 at 101.00         AAA          3,229,230
                 Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 5.2% (3.4% OF TOTAL INVESTMENTS)

        1,155   Bucks County Industrial Development Authority, Pennsylvania,         10/12 at 101.00        BBB+          1,203,614
                 Revenue Bonds, Pennswood Village Project, Series 2002A,
                 6.000%, 10/01/34

        1,000   Cumberland County Municipal Authority, Pennsylvania,                  1/13 at 101.00         N/R          1,086,530
                 Retirement Community Revenue Bonds, Wesley Affiliated
                 Services Inc., Series 2002A, 7.125%, 1/01/25

          285   Lebanon County Health Facilities Authority, Pennsylvania,            12/14 at 100.00         N/R            276,649
                 Health Center Revenue Bonds, Pleasant View Retirement
                 Community, Series 2005A, 5.300%, 12/15/26

                Pennsylvania Economic Development Financing Authority,
                Revenue Bonds, Northwestern Human Services Inc.,
                Series 1998A:
          260    5.250%, 6/01/14                                                      6/08 at 100.00         BB+            256,186
           50    5.125%, 6/01/18                                                      6/08 at 100.00         BB+             48,036

------------------------------------------------------------------------------------------------------------------------------------
        2,750   Total Long-Term Care                                                                                      2,871,015
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 4.6% (3.0% OF TOTAL INVESTMENTS)

          400   Allegheny County Industrial Development Authority,                      No Opt. Call          BB            413,968
                 Pennsylvania, Revenue Bonds, United States Steel Corporation,
                 Series 2005, 5.500%, 11/01/16

          280   Bradford County Industrial Development Authority,                    12/15 at 100.00         BBB            277,085
                 Pennsylvania, Solid Waste Disposal Revenue Bonds,
                 International Paper Company, Series 2005B, 5.200%, 12/01/19
                 (Alternative Minimum Tax)

        1,000   Bucks County Industrial Development Authority, Pennsylvania,            No Opt. Call        BBB+          1,062,370
                 Environmental Improvement Revenue Bonds, USX Corporation
                 Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)


                                       68

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS (continued)

$         750   Pennsylvania Economic Development Financing Authority,               11/08 at 102.00         N/R     $      787,575
                 Exempt Facilities Revenue Bonds, National Gypsum Company,
                 Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,430   Total Materials                                                                                           2,540,998
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 24.2% (16.1% OF TOTAL INVESTMENTS)

        1,740   Butler County, Pennsylvania, Butler Area School District,            10/12 at 100.00         AAA          1,833,873
                 General Obligation Bonds, Series 2002A, 5.375%, 10/01/26 -
                 FGIC Insured

          625   Delaware County, Pennsylvania, General Obligation Bonds,             10/15 at 100.00          AA            650,075
                 Series 2005, 5.000%, 10/01/20

        4,000   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         AA-          4,393,720
                 Local Government Revenue Bonds, Series 2002,
                 5.750%, 7/01/17

                Greensburg Salem School District, Westmoreland County,
                Pennsylvania, General Obligation Refunding Bonds, Series 2002:
          725    5.375%, 9/15/15 - FGIC Insured                                       9/12 at 100.00         AAA            774,307
        1,000    5.375%, 9/15/16 - FGIC Insured                                       9/12 at 100.00         AAA          1,066,880

        3,280   Lehigh County, Pennsylvania, General Obligation Bonds,               11/11 at 100.00         Aa3          3,419,826
                 Series 2001, 5.000%, 11/15/15

        1,100   Luzerne County, Pennsylvania, General Obligation Bonds,               11/12 at 57.97         Aaa            471,306
                 Series 2002B, 0.000%, 11/15/21 - MBIA Insured

          300   Pittsburgh, Pennsylvania, General Obligation Bonds,                     No Opt. Call         AAA            322,620
                 Series 2006B, 5.250%, 9/01/16 - FSA Insured

          500   Woodland Hills School District, Allegheny County, Pennsylvania,       9/15 at 100.00         AAA            524,795
                 General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,270   Total Tax Obligation/General                                                                             13,457,402
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 26.2% (17.4% OF TOTAL INVESTMENTS)

        1,000   Allegheny County Redevelopment Authority, Pennsylvania,                 No Opt. Call         N/R          1,031,280
                 TIF Revenue Bonds, Pittsburg Mills Project, Series 2004,
                 5.600%, 7/01/23

        2,000   Grove City Area Hospital Authority, Mercer County,                    3/12 at 100.00         AAA          2,073,960
                 Pennsylvania, Revenue Bonds, County Guaranteed, Woodland
                 Place Project, Series 2002, 5.400%, 3/01/31 - FGIC Insured

        4,000   Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue        9/11 at 100.00         Aaa          4,106,320
                 Refunding Bonds, Series 2001J, 5.000%, 9/01/22 -
                 MBIA Insured

        1,000   Pennsylvania Turnpike Commission, Oil Franchise                      12/13 at 100.00         AAA          1,065,910
                 Tax Senior Lien Revenue Bonds, Series 2003A,
                 5.250%, 12/01/15 - MBIA Insured

        1,200   Pennsylvania Turnpike Commission, Registration Fee                      No Opt. Call         AAA          1,298,616
                 Revenue Bonds, Series 2005A, 5.250%, 7/15/18 -
                 FSA Insured

        2,000   Philadelphia Authority for Industrial Development,                   10/11 at 101.00         AAA          2,056,780
                 Pennsylvania, Lease Revenue Bonds, Series 2001B,
                 5.125%, 10/01/26 - FSA Insured

                Philadelphia Redevelopment Authority, Pennsylvania,
                Revenue Bonds, Philadelphia Neighborhood
                Transformation Initiative, Series 2002A:
        1,000    5.500%, 4/15/18 - FGIC Insured                                       4/12 at 100.00         AAA          1,065,360
        1,750    5.500%, 4/15/22 - FGIC Insured                                       4/12 at 100.00         AAA          1,861,143

------------------------------------------------------------------------------------------------------------------------------------
       13,950   Total Tax Obligation/Limited                                                                             14,559,369
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.2% (3.5% OF TOTAL INVESTMENTS)

          130   Delaware River Joint Toll Bridge Commission, Pennsylvania             7/13 at 100.00          A2            136,557
                 and New Jersey, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17

        1,000   Pennsylvania Economic Development Financing Authority,                6/12 at 102.00           A          1,057,600
                 Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                 Series 2002, 5.875%, 6/01/33 - ACA Insured
                 (Alternative Minimum Tax)

          670   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             6/16 at 100.00         AAA            693,557
                 Series 2006A, 5.000%, 12/01/24 - AMBAC Insured

        1,000   Susquehanna Area Regional Airport Authority, Pennsylvania,            1/13 at 100.00         Aaa          1,005,230
                 Airport System Revenue Bonds, Series 2003A,
                 5.000%, 1/01/28 - AMBAC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,800   Total Transportation                                                                                      2,892,944
------------------------------------------------------------------------------------------------------------------------------------


                                       69

                        Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) (continued)
                             Portfolio of INVESTMENTS June 30, 2006
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 24.5% (16.3% OF TOTAL INVESTMENTS) (4)

$       2,000   Adams County, Pennsylvania, General Obligation Bonds,                 5/11 at 100.00         AAA     $    2,136,600
                 Series 2001, 5.500%, 11/15/26 (Pre-refunded 5/15/11) -
                 FGIC Insured

          170   Delaware River Joint Toll Bridge Commission, Pennsylvania             7/13 at 100.00      A2 (4)            181,637
                 and New Jersey, Revenue Bonds, Series 2003,
                 5.250%, 7/01/17 (Pre-refunded 7/01/13)

          275   Moon Area School District, Allegheny County, Pennsylvania,              No Opt. Call         AAA            293,587
                 General Obligation Bonds, Series 2004, 5.250%, 11/15/13 -
                 FSA Insured (ETM)

        2,000   Pennsylvania Higher Educational Facilities Authority, Revenue         7/11 at 101.00         AAA          2,111,820
                 Bonds, Temple University, Series 2001, 5.000%, 7/15/31
                 (Pre-refunded 7/15/11) - MBIA Insured

        2,945   Pennsylvania Turnpike Commission, Registration Fee Revenue            7/11 at 101.00         AAA          3,176,359
                 Bonds, Series 2001, 5.500%, 7/15/33 (Pre-refunded 7/15/11) -
                 AMBAC Insured

           75   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA             88,523
                 Twelfth Series 1990B, 7.000%, 5/15/20 - MBIA Insured (ETM)

        2,000   Philadelphia School District, Pennsylvania, General Obligation        2/12 at 100.00         AAA          2,152,100
                 Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded 2/01/12) -
                 FSA Insured

        3,170   Philadelphia School District, Pennsylvania, General Obligation        8/12 at 100.00         AAA          3,447,851
                 Bonds, Series 2002B, 5.625%, 8/01/18 (Pre-refunded 8/01/12) -
                 FGIC Insured

           35   West Cornwall Township Municipal Authority, Pennsylvania,            12/11 at 100.00    BBB+ (4)             38,142
                 College Revenue Bonds, Elizabethtown College Project,
                 Series 2001, 6.000%, 12/15/27 (Pre-refunded 12/15/11)

------------------------------------------------------------------------------------------------------------------------------------
       12,670   Total U.S. Guaranteed                                                                                    13,626,619
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.7% (3.8% OF TOTAL INVESTMENTS)

          315   Pennsylvania Economic Development Financing Authority,               12/09 at 103.00          B2            337,409
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)

          160   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                    No Opt. Call         AAA            167,290
                 Eighteenth Series 2004, 5.000%, 8/01/13 - AGC Insured

          145   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  9/14 at 100.00         AAA            147,765
                 General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 -
                 FSA Insured

        2,420   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,                  8/13 at 100.00         AAA          2,520,793
                 General Ordinance, Fourth Series 1998, 5.250%, 8/01/20 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,040   Total Utilities                                                                                           3,173,257
------------------------------------------------------------------------------------------------------------------------------------


                                       70

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.5% (6.3% OF TOTAL INVESTMENTS)

$       4,500   Bucks County Industrial Development Authority, Pennsylvania,          3/12 at 100.00         AAA     $    4,677,437
                 Water Facility Revenue Bonds, Pennsylvania Suburban Water
                 Company, Series 2002, 5.550%, 9/01/32 - FGIC Insured
                 (Alternative Minimum Tax)

          600   Harrisburg Authority, Dauphin County, Pennsylvania,                   7/14 at 100.00         AAA            617,796
                 Water Revenue Refunding Bonds, Series 2004,
                 5.000%, 7/15/22 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,100   Total Water and Sewer                                                                                     5,295,233
------------------------------------------------------------------------------------------------------------------------------------
$      80,225   Total Investments (cost $80,736,358) - 150.4%                                                            83,615,923
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                        481,071
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.3)%                                                        (28,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  55,596,994
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                   N/R   Not rated.

                 WI/DD   Purchased on a when-issued or delayed delivery basis.

                 (ETM)   Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES June 30, 2006
                                                            NEW JERSEY           NEW JERSEY          NEW JERSEY          NEW JERSEY
                                                            INVESTMENT              PREMIUM            DIVIDEND            DIVIDEND
                                                               QUALITY               INCOME           ADVANTAGE         ADVANTAGE 2
                                                                 (NQJ)                (NNJ)               (NXJ)               (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $448,513,588, $261,916,788,
   $140,032,200 and $97,348,343, respectively)            $456,556,627         $267,306,838        $143,161,390        $100,392,118
Cash                                                                --                   --              80,877             518,796
Receivables:
   Interest                                                  6,591,049            4,029,956           2,213,583           1,518,060
   Investments sold                                                 --               95,000                  --                  --
Other assets                                                    31,958               31,887                 322                 222
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                         463,179,634          271,463,681         145,456,172         102,429,196
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                 415,234              445,398                  --                  --
Payable for investments purchased                            2,837,810              993,746             993,746             727,381
Accrued expenses:
   Management fees                                             236,907              140,737              46,160              28,447
   Other                                                       103,147               67,847              23,116              15,839
Preferred share dividends payable                               47,526               16,508              15,626               7,503
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      3,640,624            1,664,236           1,078,648             779,170
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                     162,000,000           91,600,000          48,000,000          34,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $297,539,010         $178,199,445        $ 96,377,524        $ 67,150,026
====================================================================================================================================
Common shares outstanding                                   20,484,322           12,049,496           6,564,168           4,516,812
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                  $      14.53         $      14.79        $      14.68        $      14.87
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                   $    204,843         $    120,495        $     65,642        $     45,168
Paid-in surplus                                            289,027,855          172,022,510          93,191,603          64,057,075
Undistributed (Over-distribution of) net investment income    (337,401)             515,769             139,151              41,782
Accumulated net realized gain (loss) from investments and
   derivative transactions                                     600,674              150,621            (148,062)            (37,774)
Net unrealized appreciation (depreciation) of
   investments                                               8,043,039            5,390,050           3,129,190           3,043,775
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $297,539,010         $178,199,445        $ 96,377,524        $ 67,150,026
====================================================================================================================================
Authorized shares:
   Common                                                  200,000,000          200,000,000           Unlimited           Unlimited
   Preferred                                                 1,000,000            1,000,000           Unlimited           Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                          PENNSYLVANIA         PENNSYLVANIA        PENNSYLVANIA        PENNSYLVANIA
                                                            INVESTMENT              PREMIUM            DIVIDEND            DIVIDEND
                                                               QUALITY             INCOME 2           ADVANTAGE         ADVANTAGE 2
                                                                 (NQP)                (NPY)               (NXM)               (NVY)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $358,926,469, $331,929,651,
   $71,512,586 and $80,736,358, respectively)             $369,165,413         $340,618,281         $74,064,508         $83,615,923
Cash                                                         1,565,552              491,970             255,151               3,179
Receivables:
   Interest                                                  4,753,677            4,421,346           1,084,529           1,327,816
   Investments sold                                                 --            5,411,863                  --                  --
Other assets                                                    32,629               36,229                 163                 184
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                         375,517,271          350,979,689          75,404,351          84,947,102
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                      --                   --                  --                  --
Payable for investments purchased                            3,500,000            7,459,606             700,000             800,000
Accrued expenses:
   Management fees                                             192,479              177,948              23,974              23,549
   Other                                                        80,909               84,966              12,539              14,503
Preferred share dividends payable                               25,594               36,061               8,139              12,056
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      3,798,982            7,758,581             744,652             850,108
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                     132,000,000          118,100,000          25,000,000          28,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $239,718,289         $225,121,108         $49,659,699         $55,596,994
====================================================================================================================================
Common shares outstanding                                   16,301,498           15,826,751           3,321,138           3,724,790
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                  $      14.71         $      14.22         $     14.95         $     14.93
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                   $    163,015         $    158,268         $    33,211         $    37,248
Paid-in surplus                                            230,741,367          216,526,567          47,129,409          52,797,234
Undistributed (Over-distribution of) net investment income    (603,568)            (110,182)             68,404             (83,424)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                    (821,469)            (142,175)           (123,247)            (33,629)
Net unrealized appreciation (depreciation) of
   investments                                              10,238,944            8,688,630           2,551,922           2,879,565
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                    $239,718,289         $225,121,108         $49,659,699         $55,596,994
====================================================================================================================================
Authorized shares:
   Common                                                    Unlimited            Unlimited           Unlimited           Unlimited
   Preferred                                                 Unlimited            Unlimited           Unlimited           Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                             OPERATIONS Year Ended June 30, 2006
                                                            NEW JERSEY           NEW JERSEY          NEW JERSEY          NEW JERSEY
                                                            INVESTMENT              PREMIUM            DIVIDEND            DIVIDEND
                                                               QUALITY               INCOME           ADVANTAGE         ADVANTAGE 2
                                                                 (NQJ)                (NNJ)               (NXJ)               (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                         $ 22,346,450         $ 12,975,406         $ 6,980,326         $ 4,989,618
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              2,932,222            1,748,294             939,552             662,374
Preferred shares - auction fees                                405,718              229,274             120,143              86,353
Preferred shares - dividend disbursing agent fees               30,000               26,603              10,000              10,000
Shareholders' servicing agent fees and expenses                 49,124               28,931               2,076               1,888
Custodian's fees and expenses                                  125,950               72,367              42,944              31,366
Directors'/Trustees' fees and expenses                           9,704                4,979               3,212               2,278
Professional fees                                               26,665               19,466              15,116              13,453
Shareholders' reports - printing and mailing expenses           53,151               25,867              18,242              15,885
Stock exchange listing fees                                     10,288               10,149                 558                 384
Investor relations expense                                      47,016               26,525              16,441              12,018
Other expenses                                                  35,661               18,422              15,685              13,046
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                 3,725,499            2,210,877           1,183,969             849,045
   Custodian fee credit                                        (67,167)             (29,197)            (17,438)            (15,833)
   Expense reimbursement                                            --                   --            (424,010)           (310,768)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 3,658,332            2,181,680             742,521             522,444
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       18,688,118           10,793,726           6,237,805           4,467,174
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                    2,924,752            1,016,202             484,326             178,837
Net increase from payments by the Adviser
   for losses realized on the disposal of
   investments purchased in violation of
   investment restrictions                                          --                   --                  --                  --
Change in net unrealized appreciation
   (depreciation) of investments                           (18,288,152)         (11,273,653)         (5,541,649)         (3,595,338)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                    (15,363,400)         (10,257,451)         (5,057,323)         (3,416,501)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                  (3,729,225)          (1,991,793)         (1,154,022)           (861,957)
From accumulated net realized gains                           (599,726)            (454,296)            (82,061)            (57,711)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders             (4,328,951)          (2,446,089)         (1,236,083)           (919,668)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from operations            $ (1,004,233)        $ (1,909,814)        $   (55,601)        $   131,005
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                          PENNSYLVANIA         PENNSYLVANIA        PENNSYLVANIA        PENNSYLVANIA
                                                            INVESTMENT              PREMIUM            DIVIDEND            DIVIDEND
                                                               QUALITY             INCOME 2           ADVANTAGE         ADVANTAGE 2
                                                                 (NQP)                (NPY)               (NXM)               (NVY)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                         $ 17,579,842         $ 16,819,465         $ 3,650,014         $ 4,110,056
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                              2,379,304            2,204,767             486,311             548,422
Preferred shares - auction fees                                330,395              295,665              62,575              71,418
Preferred shares - dividend disbursing agent fees               30,000               31,616              10,000              10,000
Shareholders' servicing agent fees and expenses                 53,922               43,648               2,563               2,338
Custodian's fees and expenses                                   95,008              100,425              27,825              28,389
Directors'/Trustees' fees and expenses                           7,991                7,429               1,578               1,877
Professional fees                                               22,514               22,257              12,101              12,510
Shareholders' reports - printing and mailing expenses           49,845               33,900              12,431              15,377
Stock exchange listing fees                                     10,136               10,224                 281                 317
Investor relations expense                                      38,396               37,601               8,663              10,105
Other expenses                                                  29,560               17,304              12,856              12,200
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                 3,047,071            2,804,836             637,184             712,953
   Custodian fee credit                                        (57,357)             (43,739)             (8,720)            (12,703)
   Expense reimbursement                                            --                   --            (218,799)           (257,305)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 2,989,714            2,761,097             409,665             442,945
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       14,590,128           14,058,368           3,240,349           3,667,111
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                     (822,081)             (44,620)            (47,126)            239,396
Net increase from payments by the Adviser
   for losses realized on the disposal of
   investments purchased in violation of
   investment restrictions                                          --               27,169                  --                  --
Change in net unrealized appreciation
   (depreciation) of investments                           (13,473,894)         (12,682,405)         (2,528,439)         (3,414,928)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                    (14,295,975)         (12,699,856)         (2,575,565)         (3,175,532)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                  (3,413,477)          (2,800,234)           (637,236)           (715,207)
From accumulated net realized gains                           (261,069)            (435,619)            (40,350)            (47,059)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders             (3,674,546)          (3,235,853)           (677,586)           (762,266)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                        $ (3,380,393)        $ (1,877,341)        $   (12,802)        $  (270,687)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                            NEW JERSEY                         NEW JERSEY                        NEW JERSEY
                                    INVESTMENT QUALITY (NQJ)              PREMIUM INCOME (NNJ)            DIVIDEND ADVANTAGE (NXJ)
                                 -----------------------------      ------------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      6/30/06          6/30/05           6/30/06           6/30/05          6/30/06         6/30/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 18,688,118     $ 19,481,237      $ 10,793,726      $ 11,306,412      $ 6,237,805     $ 6,400,915
Net realized gain (loss)
   from investments                 2,924,752        3,339,508         1,016,202         4,268,639          484,326       1,221,262
Net realized gain (loss)
   from forward swaps                      --               --                --                --               --        (201,571)
Net increase from payments by the
   Adviser for losses realized on the
   disposal of investments purchased
   in violation of investment
   restrictions                            --               --                --                --               --              --
Change in net unrealized appreciation
   (depreciation) of investments  (18,288,152)      19,532,836       (11,273,653)        7,825,789       (5,541,649)      6,136,129
Distributions to Preferred
   Shareholders:
   From net investment income      (3,729,225)      (2,081,219)       (1,991,793)       (1,150,783)      (1,154,022)       (658,577)
   From accumulated net
      realized gains                 (599,726)        (107,515)         (454,296)         (121,121)         (82,061)             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                 (1,004,233)      40,164,847        (1,909,814)       22,128,936          (55,601)     12,898,158
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (16,230,307)     (19,283,118)       (9,510,935)      (11,079,485)      (5,512,880)     (6,070,304)
From accumulated net
   realized gains                  (4,917,869)      (2,241,452)       (3,721,776)       (2,620,075)        (678,056)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (21,148,176)     (21,524,570)      (13,232,711)      (13,699,560)      (6,190,936)     (6,070,304)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions      608,791          770,952           159,660                --          122,384          22,984
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from
   capital share transactions         608,791          770,952           159,660                --          122,384          22,984
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares    (21,543,618)      19,411,229       (14,982,865)        8,429,376       (6,124,153)      6,850,838
Net assets applicable to Common
   shares at the beginning
   of year                        319,082,628      299,671,399       193,182,310       184,752,934      102,501,677      95,650,839
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $297,539,010     $319,082,628      $178,199,445      $193,182,310     $ 96,377,524    $102,501,677
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                   $   (337,401)    $    934,719      $    515,769      $  1,224,771     $    139,151    $    568,730
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                           NEW JERSEY                        PENNSYLVANIA                        PENNSYLVANIA
                                   DIVIDEND ADVANTAGE 2 (NUJ)          INVESTMENT QUALITY (NQP)             PREMIUM INCOME 2 (NPY)
                                 -----------------------------      ------------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      6/30/06          6/30/05           6/30/06           6/30/05          6/30/06         6/30/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 4,467,174      $ 4,539,226      $ 14,590,128      $ 15,081,033     $ 14,058,368    $ 14,629,139
Net realized gain (loss)
   from investments                   178,837          545,334          (822,081)        3,033,351          (44,620)      5,554,834
Net realized gain (loss)
   from forward swaps                      --         (143,801)               --                --               --              --
Net increase from payments by the
   Adviser for losses realized on the
   disposal of investments purchased
   in violation of investment
   restrictions                            --               --                --                --           27,169              --
Change in net unrealized appreciation
   (depreciation) of investments   (3,595,338)       5,262,530       (13,473,894)       13,962,464      (12,682,405)      8,419,347
Distributions to Preferred
   Shareholders:
   From net investment income        (861,957)        (500,033)       (3,413,477)       (2,017,435)      (2,800,234)     (1,647,195)
   From accumulated net
      realized gains                  (57,711)         (13,577)         (261,069)         (138,958)        (435,619)       (131,391)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                    131,005        9,689,679        (3,380,393)       29,920,455       (1,877,341)     26,824,734
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (3,899,566)      (4,140,074)      (11,533,314)      (14,534,163)     (12,127,724)    (14,724,745)
From accumulated net realized gains  (424,522)        (237,176)       (1,732,849)       (2,308,550)      (3,389,440)     (2,842,911)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (4,324,088)      (4,377,250)      (13,266,163)      (16,842,713)     (15,517,164)    (17,567,656)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions      111,985               --                --                --           142,460         661,012
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from
   capital share transactions         111,985               --                --                --           142,460         661,012
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares     (4,081,098)       5,312,429       (16,646,556)       13,077,742      (17,252,045)      9,918,090
Net assets applicable to Common
   shares at the
   beginning of year               71,231,124       65,918,695       256,364,845       243,287,103      242,373,153     232,455,063
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year      $67,150,026      $71,231,124      $239,718,289      $256,364,845     $225,121,108    $242,373,153
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                    $    41,782      $   337,234      $   (603,568)     $   (246,293)    $   (110,182)   $    759,544
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                                                              PENNSYLVANIA                     PENNSYLVANIA
                                                                        DIVIDEND ADVANTAGE (NXM)         DIVIDEND ADVANTAGE 2 (NVY)
                                                                     -----------------------------      ----------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                         6/30/06           6/30/05          6/30/06         6/30/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 3,240,349       $ 3,275,260      $ 3,667,111     $ 3,626,330
Net realized gain (loss) from investments                                (47,126)        1,620,266          239,396         320,219
Net realized gain (loss) from forward
   swaps                                                                      --          (232,654)              --        (164,341)
Net increase from payments by the
   Adviser for losses realized on the
   disposal of investments purchased
   in violation of investment restrictions                                    --                --               --              --
Change in net unrealized appreciation
   (depreciation) of investments                                      (2,528,439)        2,111,728       (3,414,928)      3,889,901
Distributions to Preferred Shareholders:
   From net investment income                                           (637,236)         (327,355)        (715,207)       (416,243)
   From accumulated net realized gains                                   (40,350)          (58,447)         (47,059)         (9,192)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                       (12,802)        6,388,798         (270,687)      7,246,674
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (2,902,469)       (3,171,680)      (2,942,584)     (3,283,404)
From accumulated net realized gains                                     (336,361)       (1,198,780)        (363,540)       (159,790)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                             (3,238,830)       (4,370,460)      (3,306,124)     (3,443,194)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                         199,614           144,217               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable
   to Common shares from
   capital share transactions                                            199,614           144,217               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                        (3,052,018)        2,162,555       (3,576,811)      3,803,480
Net assets applicable to Common
   shares at the beginning of year                                    52,711,717        50,549,162       59,173,805      55,370,325
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                         $49,659,699       $52,711,717      $55,596,994     $59,173,805
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                       $    68,404       $   367,990      $   (83,424)    $   (92,744)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund
(NXM) and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) are traded on the New York Stock Exchange while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond or a forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2006, New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) had outstanding when-issued and/or delayed delivery purchase commitments of $2,837,810, $993,746, $993,746, $727,381, $3,500,000, $3,300,000, $700,000 and $800,000,
respectively.

Notes to
    FINANCIAL STATEMENTS (continued)



Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended June 30, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                               NEW JERSEY NEW JERSEY NEW JERSEY NEW JERSEY INVESTMENT PREMIUM DIVIDEND DIVIDEND
                                  QUALITY       INCOME    ADVANTAGE  ADVANTAGE 2
                                    (NQJ)        (NNJ)        (NXJ)        (NUJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                         3,200           --           --           --
   Series T                            --          624        1,920           --
   Series W                            --        1,440           --        1,380
   Series TH                        2,000        1,600           --           --
   Series F                         1,280           --           --           --
--------------------------------------------------------------------------------
Total                               6,480        3,664        1,920        1,380
================================================================================

                          PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                 (NQP)         (NPY)         (NXM)         (NVY)
--------------------------------------------------------------------------------

Number of shares:
   Series M                         --           844            --         1,140
   Series T                        880            --         1,000            --
   Series W                      2,400            --            --            --
   Series TH                     2,000         2,080            --            --
   Series F                         --         1,800            --            --
--------------------------------------------------------------------------------
Total                            5,280         4,724         1,000         1,140
================================================================================

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract, and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swaps' termination date were to increase or decrease. The Funds may close out a contract prior to the effective date, at which point a realized gain or loss would be recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. At June 30, 2006, the Funds did not have any forward swap contracts outstanding.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
    FINANCIAL STATEMENTS (continued)



2. FUND SHARES

Transactions in Common shares were as follows:

                                NEW JERSEY                 NEW JERSEY                 NEW JERSEY
                         INVESTMENT QUALITY (NQJ)     PREMIUM INCOME (NNJ)     DIVIDEND ADVANTAGE (NXJ)
                         -------------------------  ------------------------   ------------------------
                          YEAR ENDED    YEAR ENDED  YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                             6/30/06       6/30/05     6/30/06       6/30/05      6/30/06       6/30/05
-------------------------------------------------------------------------------------------------------
Common shares issued to
     shareholders due
     to reinvestment
     of distributions         39,742        49,812      10,167            --        7,907         1,445
=======================================================================================================
                                 NEW JERSEY               PENNSYLVANIA              PENNSYLVANIA
                        DIVIDEND ADVANTAGE 2 (NUJ)  INVESTMENT QUALITY (NQP)    PREMIUM INCOME 2 (NPY)
                        --------------------------  ------------------------   ------------------------
                          YEAR ENDED    YEAR ENDED  YEAR ENDED    YEAR ENDED   YEAR ENDED     YEAR ENDED
                             6/30/06       6/30/05     6/30/06       6/30/05      6/30/06        6/30/05
--------------------------------------------------------------------------------------------------------
Common shares issued to
     shareholders due
     to reinvestment
     of distributions          6,973            --          --            --        9,155         42,619
========================================================================================================
                                                           PENNSYLVANIA               PENNSYLVANIA
                                                     DIVIDEND ADVANTAGE (NXM)  DIVIDEND ADVANTAGE 2 (NVY)
                                                     ------------------------  --------------------------
                                                     YEAR ENDED   YEAR ENDED   YEAR ENDED      YEAR ENDED
                                                        6/30/06      6/30/05      6/30/06         6/30/05
---------------------------------------------------------------------------------------------------------
Common shares issued to
     shareholders due to
     reinvestment of distributions                       12,400        8,948           --              --
=========================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended June 30, 2006, were as follows:

                                                        NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                                                        INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                           QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                                             (NQJ)         (NNJ)         (NXJ)         (NUJ)
------------------------------------------------------------------------------------------------------------
Purchases                                              $80,015,159   $32,573,373   $23,444,821   $13,089,363
Sales and maturities                                    85,956,723    36,610,204    24,386,344    13,227,918
============================================================================================================
                                                      PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                                                        INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                           QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                                             (NQP)         (NPY)         (NXM)         (NVY)
------------------------------------------------------------------------------------------------------------
Purchases                                              $76,175,081   $63,255,812    $9,133,693   $12,099,518
Sales and maturities                                    76,554,764    70,729,962     8,771,575    11,329,277
============================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At June 30, 2006, the cost of investments was as follows:

                                                        NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                                                        INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                           QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                                             (NQJ)         (NNJ)         (NXJ)         (NUJ)
------------------------------------------------------------------------------------------------------------
Cost of investments                                   $448,498,438  $261,770,538  $140,007,326   $97,357,151
============================================================================================================
                                                      PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                                                        INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                           QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                                             (NQP)         (NPY)         (NXM)         (NVY)
------------------------------------------------------------------------------------------------------------
Cost of investments                                   $358,915,740  $331,763,928   $71,522,654   $80,742,838
============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2006, were as follows:

                                                        NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                                                        INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                           QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                                             (NQJ)         (NNJ)         (NXJ)         (NUJ)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $11,803,436   $ 7,819,248    $4,018,530    $3,438,912
   Depreciation                                         (3,745,247)   (2,282,948)     (864,466)     (403,945)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments                       $ 8,058,189   $ 5,536,300    $3,154,064    $3,034,967
============================================================================================================
                                                      PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                                                        INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                           QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                                             (NQP)         (NPY)         (NXM)         (NVY)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $12,197,024   $10,989,788    $2,822,407    $3,147,123
   Depreciation                                         (1,947,351)   (2,135,435)     (280,553)     (274,038)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments                       $10,249,673   $ 8,854,353    $2,541,854    $2,873,085
============================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at June 30, 2006, were as follows:

                                                        NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                                                        INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                           QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                                             (NQJ)         (NNJ)         (NXJ)         (NUJ)
------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                     $872,824    $1,111,531      $530,422      $323,035
Undistributed net ordinary income **                            --         3,495            --           127
Undistributed net long-term capital gains                  600,674       150,621        42,218        18,098
============================================================================================================
                                                      PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                                                        INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                           QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                                             (NQP)         (NPY)         (NXM)         (NVY)
------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                     $250,835      $638,543      $272,260      $142,807
Undistributed net ordinary income **                            --            --            --            --
Undistributed net long-term capital gains                       --         1,345            --        39,039
============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on June 1, 2006, paid on July 3, 2006.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended June 30, 2006 and June 30, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                        NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                                                        INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                           QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
2006                                                         (NQJ)         (NNJ)         (NXJ)         (NUJ)
------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $20,266,148   $11,621,963    $6,701,392    $4,803,247
Distributions from net ordinary income **                       --         9,989            --           124
Distributions from net long-term capital gains ***       5,517,595     4,174,209       760,117       482,233
============================================================================================================
                                                      PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                                                        INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                           QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
2006                                                         (NQP)         (NPY)         (NXM)         (NVY)
------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $15,205,803   $15,141,147    $3,570,220    $3,664,279
Distributions from net ordinary income **                    8,580        41,520            --            --
Distributions from net long-term capital gains ***       1,984,315     3,816,421       357,090       410,598
============================================================================================================

                                                        NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                                                        INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                           QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
2005                                                         (NQJ)         (NNJ)         (NXJ)         (NUJ)
------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $21,476,819   $12,307,476    $6,771,438    $4,644,877
Distributions from net ordinary income **                       --         3,453            --            44
Distributions from net long-term capital gains           2,348,967     2,741,196            --       250,753
============================================================================================================
                                                      PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                                                        INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                                                           QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
2005                                                         (NQP)         (NPY)         (NXM)         (NVY)
------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income               $16,672,670   $16,397,456    $3,485,060    $3,731,320
Distributions from net ordinary income **                   17,181        90,448        20,509            --
Distributions from net long-term capital gains           2,440,428     2,957,194     1,257,227       168,982
============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended June 30, 2006.

At June 30, 2006, the following Funds has unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                      PENNSYLVANIA  PENNSYLVANIA
                                                        INVESTMENT      DIVIDEND
                                                           QUALITY     ADVANTAGE
                                                             (NQP)         (NXM)
--------------------------------------------------------------------------------
Expiration year
   2014                                                   $124,650       $15,555
--------------------------------------------------------------------------------
Total                                                     $124,650       $15,555
================================================================================


The following Funds have elected to defer net realized losses from investments incurred from November 1, 2005 through June 30, 2006 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the following fiscal year:

                     NEW JERSEY   NEW JERSEY  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                       DIVIDEND     DIVIDEND    INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                      ADVANTAGE  ADVANTAGE 2       QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                          (NXJ)        (NUJ)         (NQP)         (NPY)         (NXM)         (NVY)
----------------------------------------------------------------------------------------------------
                       $167,478      $22,828      $696,819      $143,520       $72,480       $43,833
====================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)



5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                             NEW JERSEY INVESTMENT QUALITY (NQJ)
                                                 NEW JERSEY PREMIUM INCOME (NNJ)
AVERAGE DAILY NET ASSETS                   PENNSYLVANIA INVESTMENT QUALITY (NQP)
(INCLUDING NET ASSETS                        PENNSYLVANIA PREMIUM INCOME 2 (NPY)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                             NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
                                           NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
AVERAGE DAILY NET ASSETS                   PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
(INCLUDING NET ASSETS                    PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2006, the complex-level fee rate was .1887%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of their Directors/Trustees who are affiliated with the Adviser or to their Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2001*                      .30%                   2007                      .25%
2002                       .30                    2008                      .20
2003                       .30                    2009                      .15
2004                       .30                    2010                      .10
2005                       .30                    2011                      .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of their fees and expenses beyond March 31, 2011.

Notes to
    FINANCIAL STATEMENTS (continued)



For the first ten years of New Jersey Dividend Advantage 2's (NUJ) and Pennsylvania Dividend Advantage 2's (NVY) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%                   2008                      .25%
2003                       .30                    2009                      .20
2004                       .30                    2010                      .15
2005                       .30                    2011                      .10
2006                       .30                    2012                      .05
2007                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) for any portion of their fees and expenses beyond March 31, 2012.

As a result of certain trading errors that occurred during the fiscal year ended June 30, 2006, Pennsylvania Premium Income 2 (NPY) was reimbursed $27,169 by the Adviser to offset losses on the disposal of investments in violation of investment restrictions.

6. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on August 1, 2006, to shareholders of record on July 15, 2006, as follows:

                            NEW JERSEY    NEW JERSEY    NEW JERSEY    NEW JERSEY
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY        INCOME     ADVANTAGE   ADVANTAGE 2
                                 (NQJ)         (NNJ)         (NXJ)         (NUJ)
--------------------------------------------------------------------------------
Dividend per share              $.0575        $.0605        $.0645        $.0660
================================================================================

                          PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA  PENNSYLVANIA
                            INVESTMENT       PREMIUM      DIVIDEND      DIVIDEND
                               QUALITY      INCOME 2     ADVANTAGE   ADVANTAGE 2
                                 (NQP)         (NPY)         (NXM)         (NVY)
--------------------------------------------------------------------------------
Dividend per share              $.0515        $.0555        $.0665        $.0635
================================================================================

Financial
       HIGHLIGHTS

                        Financial
                               HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations                               Less Distributions
                                   -----------------------------------------------------------------  ------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from                  Net
                        Beginning                                Investment         Capital           Investment   Capital
                           Common                       Net       Income to        Gains to            Income to  Gains to
                            Share         Net     Realized/       Preferred       Preferred               Common    Common
                        Net Asset  Investment    Unrealized          Share-          Share-               Share-    Share-
                            Value      Income    Gain (Loss)        holders+        holders+   Total     holders   holders    Total
====================================================================================================================================
NEW JERSEY INVESTMENT
QUALITY (NQJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                       $15.61       $ .91        $ (.75)          $(.18)          $(.03)  $ (.05)      $(.79)    $(.24)  $(1.03)
2005                        14.69         .95          1.13            (.10)           (.01)    1.97        (.94)     (.11)   (1.05)
2004                        15.65        1.01          (.75)           (.05)           (.01)     .20        (.96)     (.20)   (1.16)
2003                        15.07        1.05           .61            (.07)           (.01)    1.58        (.93)     (.07)   (1.00)
2002                        15.03        1.10          (.01)           (.13)             --      .96        (.92)       --     (.92)

NEW JERSEY PREMIUM
INCOME (NNJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                        16.05         .90          (.85)           (.17)           (.04)    (.16)       (.79)     (.31)   (1.10)
2005                        15.35         .94          1.01            (.10)           (.01)    1.84        (.92)     (.22)   (1.14)
2004                        16.28         .99          (.79)           (.05)           (.01)     .14        (.94)     (.13)   (1.07)
2003                        15.60        1.04           .63            (.07)             --     1.60        (.92)       --     (.92)
2002                        15.27        1.06           .24            (.12)             --     1.18        (.85)       --     (.85)

NEW JERSEY DIVIDEND
ADVANTAGE (NXJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                        15.63         .95          (.77)           (.18)           (.01)    (.01)       (.84)     (.10)    (.94)
2005                        14.59         .98          1.09            (.10)             --     1.97        (.93)       --     (.93)
2004                        15.35        1.00          (.77)           (.05)             --      .18        (.94)       --     (.94)
2003                        14.38        1.04           .86            (.07)             --     1.83        (.87)       --     (.87)
2002                        14.39        1.04          (.07)           (.13)             --      .84        (.85)       --     (.85)

NEW JERSEY DIVIDEND
ADVANTAGE 2 (NUJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                        15.79         .99          (.76)           (.19)           (.01)     .03        (.86)     (.09)    (.95)
2005                        14.62        1.00          1.25            (.11)             --     2.14        (.92)     (.05)    (.97)
2004                        15.44        1.03          (.82)           (.06)             --      .15        (.92)     (.05)    (.97)
2003                        14.46        1.05           .96            (.08)             --     1.93        (.92)     (.03)    (.95)
2002(a)                     14.33         .16           .27            (.01)             --      .42        (.15)       --     (.15)
====================================================================================================================================
                                                                        Total Returns
                                                                    ---------------------
                                                                                  Based
                              Offering                                               on
                             Costs and      Ending                               Common
                             Preferred      Common                   Based        Share
                                 Share       Share     Ending           on          Net
                          Underwriting   Net Asset     Market       Market        Asset
                             Discounts       Value      Value        Value**      Value**
=========================================================================================
NEW JERSEY INVESTMENT
QUALITY (NQJ)
-----------------------------------------------------------------------------------------
Year Ended 6/30:
2006                              $ --      $14.53     $13.70        (3.62)%       (.31)%
2005                                --       15.61      15.25        15.13        13.81
2004                                --       14.69      14.19        (4.09)        1.26
2003                                --       15.65      15.94        11.68        10.72
2002                                --       15.07      15.22         4.19         6.56

NEW JERSEY PREMIUM
INCOME (NNJ)
-----------------------------------------------------------------------------------------
Year Ended 6/30:
2006                                --       14.79      14.16        (3.36)       (1.04)
2005                                --       16.05      15.76        19.43        12.31
2004                                --       15.35      14.19        (5.65)         .85
2003                                --       16.28      16.10        10.18        10.48
2002                                --       15.60      15.50         7.88         7.91

NEW JERSEY DIVIDEND
ADVANTAGE (NXJ)
-----------------------------------------------------------------------------------------
Year Ended 6/30:
2006                                --       14.68      14.35         (.78)        (.05)
2005                                --       15.63      15.38        19.97        13.80
2004                                --       14.59      13.63        (5.13)        1.20
2003                               .01       15.35      15.30        15.09        13.18
2002                                --       14.38      14.12         (.17)        6.05

NEW JERSEY DIVIDEND
ADVANTAGE 2 (NUJ)
-----------------------------------------------------------------------------------------
Year Ended 6/30:
2006                                --       14.87      14.90         (.49)         .25
2005                                --       15.79      15.90        23.39        15.00
2004                                --       14.62      13.74        (4.81)        1.02
2003                                --       15.44      15.40         9.14        13.74
2002(a)                           (.14)      14.46      15.04         1.29         1.98
=========================================================================================
                                                          Ratios/Supplemental Data
                            ----------------------------------------------------------------------------------------
                                           Before Credit/Reimbursement    After Credit/Reimbursement***
                                          ----------------------------    -----------------------------
                                                        Ratio of Net                    Ratio of Net
                                            Ratio of      Investment        Ratio of      Investment
                                 Ending     Expenses       Income to        Expenses       Income to
                                    Net   to Average         Average      to Average         Average
                                 Assets   Net Assets      Net Assets      Net Assets      Net Assets
                             Applicable   Applicable      Applicable      Applicable      Applicable      Portfolio
                              to Common    to Common       to Common       to Common       to Common       Turnover
                            Shares (000)      Shares++        Shares++        Shares++        Shares++         Rate
====================================================================================================================
NEW JERSEY INVESTMENT
QUALITY (NQJ)
--------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                           $297,539         1.21%           6.05%           1.19%           6.08%            17%
2005                            319,083         1.21            6.22            1.20            6.23             15
2004                            299,671         1.21            6.64            1.21            6.64             19
2003                            316,970         1.22            6.80            1.22            6.81             12
2002                            304,808         1.25            7.35            1.23            7.36             22

NEW JERSEY PREMIUM
INCOME (NNJ)
--------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                            178,199         1.19            5.81            1.18            5.83             12
2005                            193,182         1.18            5.91            1.17            5.92             21
2004                            184,753         1.18            6.23            1.18            6.23             23
2003                            195,568         1.20            6.48            1.20            6.48             13
2002                            187,393         1.22            6.85            1.22            6.86             14

NEW JERSEY DIVIDEND
ADVANTAGE (NXJ)
--------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                             96,378         1.19            5.83             .75            6.28             16
2005                            102,502         1.19            5.94             .74            6.39             17
2004                             95,651         1.20            6.26             .74            6.71             11
2003                            100,502         1.19            6.56             .74            7.01              8
2002                             94,130         1.24            6.76             .75            7.25              7

NEW JERSEY DIVIDEND
ADVANTAGE 2 (NUJ)
--------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                             67,150         1.23            5.99             .76            6.47             13
2005                             71,231         1.23            6.09             .77            6.54             11
2004                             65,919         1.25            6.41             .79            6.87             11
2003                             69,616         1.23            6.53             .76            7.00             12
2002(a)                          65,153         1.07*           3.86*            .67*           4.25*            --
====================================================================================================================
                                 Preferred Shares at End of Period
                              --------------------------------------
                                Aggregate   Liquidation
                                   Amount    and Market       Asset
                              Outstanding         Value    Coverage
                                     (000)    Per Share   Per Share
====================================================================
NEW JERSEY INVESTMENT
QUALITY (NQJ)
--------------------------------------------------------------------
Year Ended 6/30:
2006                             $162,000       $25,000     $70,917
2005                              162,000        25,000      74,241
2004                              162,000        25,000      71,246
2003                              162,000        25,000      73,915
2002                              162,000        25,000      72,038

NEW JERSEY PREMIUM
INCOME (NNJ)
--------------------------------------------------------------------
Year Ended 6/30:
2006                               91,600        25,000      73,635
2005                               91,600        25,000      77,724
2004                               91,600        25,000      75,424
2003                               91,600        25,000      78,376
2002                               91,600        25,000      76,144

NEW JERSEY DIVIDEND
ADVANTAGE (NXJ)
--------------------------------------------------------------------
Year Ended 6/30:
2006                               48,000        25,000      75,197
2005                               48,000        25,000      78,386
2004                               48,000        25,000      74,818
2003                               48,000        25,000      77,345
2002                               48,000        25,000      74,026

NEW JERSEY DIVIDEND
ADVANTAGE 2 (NUJ)
--------------------------------------------------------------------
Year Ended 6/30:
2006                               34,500        25,000      73,659
2005                               34,500        25,000      76,617
2004                               34,500        25,000      72,767
2003                               34,500        25,000      75,446
2002(a)                            34,500        25,000      72,213
====================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 25, 2002 (commencement of operations) through June 30, 2002.

                                 See accompanying notes to financial statements.

                                  90-91 spread

          Selected data for a Common share outstanding throughout each period:

                                                         Investment Operations                               Less Distributions
                                   -----------------------------------------------------------------  ------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from                  Net
                        Beginning                                Investment         Capital           Investment   Capital
                           Common                       Net       Income to        Gains to            Income to  Gains to
                            Share         Net     Realized/       Preferred       Preferred               Common    Common
                        Net Asset  Investment    Unrealized          Share-          Share-               Share-    Share-
                            Value      Income    Gain (Loss)        holders+        holders+   Total     holders   holders    Total
====================================================================================================================================
PENNSYLVANIA INVESTMENT
QUALITY (NQP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                       $15.73       $ .90        $ (.87)          $(.21)          $(.02)  $ (.20)      $(.71)    $(.11)   $(.82)
2005                        14.92         .92          1.05            (.12)           (.01)    1.84        (.89)     (.14)   (1.03)
2004                        15.91         .98          (.98)           (.06)             --     (.06)       (.92)     (.01)    (.93)
2003                        14.70        1.02          1.19            (.09)             --     2.12        (.91)       --     (.91)
2002                        14.57        1.09           .09            (.14)             --     1.04        (.91)       --     (.91)

PENNSYLVANIA PREMIUM
INCOME 2 (NPY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                        15.32         .89          (.80)           (.18)           (.03)    (.12)       (.77)     (.21)    (.98)
2005                        14.74         .92           .88            (.10)           (.01)    1.69        (.93)     (.18)   (1.11)
2004                        15.65         .98          (.77)           (.05)           (.01)     .15        (.95)     (.11)   (1.06)
2003                        14.83        1.04           .79            (.08)             --     1.75        (.93)       --     (.93)
2002                        14.44        1.07           .30            (.12)             --     1.25        (.86)       --     (.86)

PENNSYLVANIA DIVIDEND
ADVANTAGE (NXM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                        15.93         .98          (.78)           (.19)           (.01)      --        (.88)     (.10)    (.98)
2005                        15.32         .99          1.06            (.10)           (.02)    1.93        (.96)     (.36)   (1.32)
2004                        16.25        1.04          (.78)           (.05)           (.01)     .20        (.96)     (.17)   (1.13)
2003                        14.96        1.08          1.29            (.07)           (.01)    2.29        (.92)     (.10)   (1.02)
2002                        14.48        1.12           .37            (.13)             --     1.36        (.87)     (.01)    (.88)

PENNSYLVANIA DIVIDEND
ADVANTAGE 2 (NVY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                        15.89         .98          (.85)           (.19)           (.01)    (.07)       (.79)     (.10)    (.89)
2005                        14.87         .97          1.08            (.11)             --     1.94        (.88)     (.04)    (.92)
2004                        15.90         .98          (.87)           (.05)           (.01)     .05        (.92)     (.16)   (1.08)
2003                        14.64        1.00          1.30            (.09)             --     2.21        (.92)     (.03)    (.95)
2002(a)                     14.33         .15           .46            (.01)             --      .60        (.15)       --     (.15)
====================================================================================================================================
                                                                         Total Returns
                                                                     ---------------------
                                                                                   Based
                               Offering                                               on
                              Costs and      Ending                               Common
                              Preferred      Common                   Based        Share
                                  Share       Share     Ending           on          Net
                           Underwriting   Net Asset     Market       Market        Asset
                              Discounts       Value      Value        Value**      Value**
=============================================================================================
PENNSYLVANIA INVESTMENT
QUALITY (NQP)
---------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                               $ --      $14.71     $12.95        (9.47)%      (1.34)%
2005                                 --       15.73      15.16        19.53        12.67
2004                                 --       14.92      13.58        (9.73)        (.38)
2003                                 --       15.91      16.01        11.98        14.79
2002                                 --       14.70      15.18         6.57         7.34

PENNSYLVANIA PREMIUM
INCOME 2 (NPY)
---------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                                 --       14.22      12.96        (8.42)        (.80)****
2005                                 --       15.32      15.16        17.79        11.80
2004                                 --       14.74      13.84        (7.22)         .94
2003                                 --       15.65      16.00        15.09        12.09
2002                                 --       14.83      14.79        13.25         8.88

PENNSYLVANIA DIVIDEND
ADVANTAGE (NXM)
---------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                                 --       14.95      15.10         (.56)        (.01)
2005                                 --       15.93      16.14        21.84        13.02
2004                                 --       15.32      14.39        (5.95)        1.30
2003                                .02       16.25      16.46        18.13        15.95
2002                                 --       14.96      14.89         9.10         9.67

PENNSYLVANIA DIVIDEND
ADVANTAGE 2 (NVY)
---------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                                 --       14.93      14.16          .88         (.46)
2005                                 --       15.89      14.90        17.63        13.37
2004                                 --       14.87      13.48        (8.58)         .29
2003                                 --       15.90      15.84        14.38        15.48
2002(a)                            (.14)      14.64      14.74         (.73)        3.24
=============================================================================================
                                                          Ratios/Supplemental Data
                            ----------------------------------------------------------------------------------------
                                           Before Credit/Reimbursement    After Credit/Reimbursement***
                                          ----------------------------    -----------------------------
                                                        Ratio of Net                    Ratio of Net
                                            Ratio of      Investment        Ratio of      Investment
                                 Ending     Expenses       Income to        Expenses       Income to
                                    Net   to Average         Average      to Average         Average
                                 Assets   Net Assets      Net Assets      Net Assets      Net Assets
                             Applicable   Applicable      Applicable      Applicable      Applicable      Portfolio
                              to Common    to Common       to Common       to Common       to Common       Turnover
                            Shares (000)      Shares++        Shares++        Shares++        Shares++         Rate
====================================================================================================================
PENNSYLVANIA INVESTMENT
QUALITY (NQP)
--------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                           $239,718         1.23%           5.87%           1.21%           5.89%            20%
2005                            256,365         1.23            5.96            1.22            5.97             18
2004                            243,287         1.23            6.38            1.22            6.39             17
2003                            258,924         1.27            6.59            1.26            6.60             11
2002                            238,926         1.31            7.42            1.30            7.44             34

PENNSYLVANIA PREMIUM
INCOME 2 (NPY)
--------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                            225,121         1.20            6.01            1.18            6.03             18
2005                            242,373         1.19            6.09            1.19            6.10             22
2004                            232,455         1.18            6.45            1.17            6.46             16
2003                            246,604         1.20            6.76            1.19            6.77             19
2002                            233,536         1.24            7.28            1.23            7.29              7

PENNSYLVANIA DIVIDEND
ADVANTAGE (NXM)
--------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                             49,660         1.25            5.90             .80            6.35             12
2005                             52,712         1.23            5.82             .78            6.28             13
2004                             50,549         1.21            6.15             .76            6.60             10
2003                             53,591         1.23            6.44             .79            6.88             13
2002                             49,306         1.29            7.12             .82            7.59             48

PENNSYLVANIA DIVIDEND
ADVANTAGE 2 (NVY)
--------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2006                             55,597         1.24            5.93             .77            6.40             13
2005                             59,174         1.23            5.80             .78            6.25              8
2004                             55,370         1.24            5.95             .78            6.40              4
2003                             59,202         1.25            6.07             .78            6.53             13
2002(a)                          54,481         1.09*           3.77             .70*           4.15*             8
====================================================================================================================
                                 Preferred Shares at End of Period
                               --------------------------------------
                                 Aggregate   Liquidation
                                    Amount    and Market       Asset
                               Outstanding         Value    Coverage
                                      (000)    Per Share   Per Share
=====================================================================
PENNSYLVANIA INVESTMENT
QUALITY (NQP)
---------------------------------------------------------------------
Year Ended 6/30:
2006                              $132,000       $25,000    $70,401
2005                               132,000        25,000     73,554
2004                               132,000        25,000     71,077
2003                               132,000        25,000     74,039
2002                               132,000        25,000     70,251

PENNSYLVANIA PREMIUM
INCOME 2 (NPY)
---------------------------------------------------------------------
Year Ended 6/30:
2006                               118,100        25,000     72,655
2005                               118,100        25,000     76,307
2004                               118,100        25,000     74,207
2003                               118,100        25,000     77,202
2002                               118,100        25,000     74,436

PENNSYLVANIA DIVIDEND
ADVANTAGE (NXM)
---------------------------------------------------------------------
Year Ended 6/30:
2006                                25,000        25,000     74,660
2005                                25,000        25,000     77,712
2004                                25,000        25,000     75,549
2003                                25,000        25,000     78,591
2002                                25,000        25,000     74,306

PENNSYLVANIA DIVIDEND
ADVANTAGE 2 (NVY)
---------------------------------------------------------------------
Year Ended 6/30:
2006                                28,500        25,000     73,769
2005                                28,500        25,000     76,907
2004                                28,500        25,000     73,570
2003                                28,500        25,000     76,932
2002(a)                             28,500        25,000     72,790
=====================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
*** After custodian fee credit and expense reimbursement, where applicable. **** During the fiscal year ended June 30, 2006, Pennsylvania Premium Income 2
     (NPY) received a payment from the Adviser of $27,169, to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Funds' Total Return on Common Share Net Asset Value.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period March 25, 2002 (commencement of operations) through June 30, 2002.

                                 See accompanying notes to financial statements.


                                  92-93 spread

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             167
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Board                  Nuveen Institutional Advisory Corp.(3); formerly, Director
Chicago, IL 60606              Member                     (1996-2006) of Institutional Capital Corporation; Chairman
                                                          and Director (since 1997) of Nuveen Asset Management;
                                                          Chairman and Director of Rittenhouse Asset Management,
                                                          Inc. (since 1999); Chairman of Nuveen Investments
                                                          Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Lead Independent   1997    Private Investor and Management Consultant.                           167
8/22/40                        Board member
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  167
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       167
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean, Tippie College of Business, University of Iowa (since           167
3/6/48                                                    June 2006); formerly, Dean and Distinguished Professor of Finance,
333 W. Wacker Drive                                       School of Business at the University of Connecticut (2003-2006);
Chicago, IL 60606                                         previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director (since 1997), Credit Research Center at Georgetown
                                                          University; Director (since 2004) of Xerox Corporation; Director,
                                                          SS&C Technologies, Inc. (May 2005 - October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              165
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.


                                       94

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             167
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, 2004) of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and
                                                          member of the Audit Committee of Premier Health Partners,
                                                          the not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     167
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       167
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               167
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director (since
                                                          2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. and Symphony Asset Management LLC (since 2003);
                                                          Assistant Secretary of Tradewinds NWQ Global Investors, LLC
                                                          (since 2006); Chartered Financial Analyst.


                                       95

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               167
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 167
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President and Treasurer of Nuveen Investments, LLC               167
11/28/67                                                  and of Nuveen Investments, Inc. (since 1999); Vice President
333 W. Wacker Drive                                       and Treasurer of Nuveen Asset Management (since 2002)
Chicago, IL 60606                                         and of Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Treasurer of NWQ Investment Management Company, LLC.
                                                          (since 2002); Vice President and Treasurer of Nuveen
                                                          Rittenhouse Asset Management, Inc. and Symphony Asset
                                                          Management LLC (since 2003); Treasurer, Tradewinds NWQ
                                                          Global Investors, LLC (since 2006); formerly, Vice President and
                                                          Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             167
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  167
9/24/64                                                   and Secretary Assistant General Counsel (since 1998)
                                                          formerly, Assistant 333 W. Wacker Drive Vice President
                                                          (since 1998) of Nuveen Investments, LLC; Chicago, IL 60606
                                                          Vice President (2002-2004) and Assistant Secretary
                                                          (1998-2004) formerly, Assistant Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Assistant Secretary (since 2005) of
                                                          Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           167
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           167
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                          Management; Vice President (since 2002) of Nuveen
                                                          Investments Advisers Inc.; Chartered Financial Analyst.


                                       96

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         167
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    167
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               167
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             167
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive            Secretary                  and Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002), Symphony Asset
                                                          Management LLC (since 2003) and Tradewinds NWQ Global
                                                          Investors, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

     o    the nature, extent and quality of services provided by the Fund
          Adviser;

     o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

     o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

     o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

     o    the expenses of the Fund Adviser in providing the various services;

     o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

     o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

     o    the soft dollar practices of the Fund Adviser, if any; and

     o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as the Nuveen California Select Tax-Free Income Fund, Nuveen California Municipal Value Fund, Nuveen New York Select Tax-Free Income Fund and Nuveen New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



     may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

     3. PROFITABILITY OF FUND ADVISER

     In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

Reinvest Automatically
       EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Photo of: 2 women looking at a photo album.


Nuveen Investments:
SERVING Investors
          For GENERATIONS


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $149 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands:
Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and NWQ Tradewinds, a leader in Global equities.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.



                                o Share prices
                                o Fund details
           Learn more           o Daily financial news
about Nuveen Funds at           o Investor education
   WWW.NUVEEN.COM/CEF           o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-B-0606D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



              Nuveen New Jersey Premium Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES       ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)  BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------
June 30, 2006                           $ 12,893                    $ 0                $ 400              $ 2,900
----------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%                   0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------
June 30, 2005                           $ 12,231                    $ 0                $ 431              $ 2,700
----------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                     0%                   0%                   0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES     TAX FEES BILLED TO      ALL OTHER FEES
                                          BILLED TO ADVISER AND        ADVISER AND        BILLED TO ADVISER
                                              AFFILIATED FUND         AFFILIATED FUND    AND AFFILIATED FUND
                                             SERVICE PROVIDERS   SERVICE PROVIDERS (1)    SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------
June 30, 2006                                     $ 0                $ 2,200                  $ 0
--------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------
June 30, 2005                                     $ 0                $ 2,200                  $ 0
--------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE   TOTAL NON-AUDIT FEES
                                                               PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                        TOTAL NON-AUDIT FEE  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                           BILLED TO FUND     REPORTING OF THE FUND)         ENGAGEMENTS)           TOTAL
--------------------------------------------------------------------------------------------------------------------------
June 30, 2006                                 $ 3,300                $ 2,200                  $ 0                  $ 5,500
June 30, 2005                                 $ 3,131                $ 2,200                  $ 0                  $ 5,331

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                       FUND
Cathryn Steeves            Nuveen New Jersey Premium Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER   TYPE OF ACCOUNT MANAGED            ACCOUNTS   ASSETS*
--------------------------------------------------------------------------------
Cathryn Steeves     Registered Investment Company      67         $13.08 billion
                    Other Pooled Investment Vehicles    0         $0
                    Other Accounts                      0         $0

* Assets are as of June 30, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of August 30, 2006, the S&P/Investortools Municipal Bond index was comprised of 47,346 securities with an aggregate current market value of $879 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he/she serves as portfolio manager relative to any benchmarks established for those accounts, his/her effectiveness in communicating investment performance to stockholders and their representatives, and his/her contribution to the NAM investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the June 30, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                          DOLLAR
                                                                                                          RANGE OF
                                                                                            DOLLAR        EQUITY
                                                                                            RANGE OF      SECURITIES
                                                                                            EQUITY        BENEFICIALLY
                                                                                            SECURITIES    OWNED IN
                                                                                            BENEFICIALLY  THE
                                                                                            OWNED IN      REMAINDER
                                                                                            FUND          OF NUVEEN
                                                                                                          FUNDS
                                                                                                          MANAGED BY
                                                                                                          NAM'S
                                                                                                          MUNICIPAL
                                                                                                          INVESTMENT
NAME OF PORTFOLIO MANAGER  FUND                                                                           TEAM
-------------------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen New Jersey Premium Income Municipal Fund, Inc.            $0           $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Cathryn Steeves, PhD is currently a portfolio manager for 68 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Cathryn has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Directors implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of directors by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as director at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New Jersey Premium Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: September 8, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: September 8, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: September 8, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.